EXECUTION VERSION

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                           MASTER REPURCHASE AGREEMENT

                COLUMN FINANCIAL INC., as buyer (the "Buyer") and

               111 DEBT ACQUISITION LLC, as seller ("Seller"), and

           111 DEBT ACQUISITION MEZZ LLC, as Mezzanine Loan Subsidiary
                       ("Mezzanine Loan Subsidiary"), and

                NEWKIRK REALTY TRUST, INC. ("Limited Guarantor")

                              Dated March 30, 2006

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TABLE OF CONTENTS

                                                                            Page

1.    Applicability............................................................1

2.    Definitions..............................................................1

3.    Program; Initiation of Transactions.....................................22

4.    Repurchase..............................................................24

5.    Price Differential......................................................25

6.    Margin Maintenance......................................................26

7.    Income Payments.........................................................27

8.    Security Interest.......................................................29

9.    Payment and Transfer....................................................32

10.   Conditions Precedent....................................................32

11.   Program; Costs..........................................................36

12.   Servicing...............................................................40

13.   Representations and Warranties..........................................42

14.   Covenants...............................................................48

15.   Events of Default.......................................................54

16.   Remedies Upon Default...................................................57

17.   Reports.................................................................60

18.   Repurchase Transactions.................................................63

19.   Single Agreement........................................................63

20.   Notices and Other Communications........................................64

21.   Entire Agreement; Severability..........................................66

22.   Non assignability.......................................................66

23.   Set-off.................................................................66


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24.   Binding Effect; Governing Law; Jurisdiction.............................67

25.   No Waivers, Etc.........................................................67

26.   Intent..................................................................67

27.   Disclosure Relating to Certain Federal Protections......................68

28.   Power of Attorney.......................................................69

29.   Buyer May Act Through Affiliates........................................69

30.   Indemnification; Obligations............................................69

31.   Counterparts............................................................70

32.   Confidentiality.........................................................70

33.   Recording of Communications.............................................71

34.   Exit Fee................................................................72

35.   Non-Recourse............................................................72

36.   Periodic Due Diligence Review...........................................73

37.   Authorizations..........................................................74

38.   Documents Mutually Drafted..............................................74

39.   General Interpretive Principles.........................................74

SCHEDULES

Schedule 1 - Representations and Warranties with Respect to Purchased Assets

Schedule 2 - Authorized Representatives

EXHIBITS

Exhibit A - Form of Transaction Request

      Annex 1 - Purchased Asset Schedule

      Annex 2 - Summary Diligence Materials

Exhibit B - Form of Purchase Confirmation

Exhibit C - Form of Closing Data Tape


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Exhibit D - Form of Officer's Compliance Certificate

Exhibit E - Form of Custodial Delivery Letter

Exhibit F - Form of Opinion of Seller's, Mezzanine Loan Subsidiary's and Limited
            Guarantor's counsel

Exhibit G -1 Officer's Certificate of the Seller and Corporate Resolutions of
             Seller

Exhibit G -1 Officer's Certificate of the Mezzanine Loan Subsidiary and
             Corporate Resolutions of the Mezzanine Loan Subsidiary

Exhibit H - Form of Servicer Notice

Exhibit I - Form of Asset File

Exhibit J - Form of Trust Receipt

Exhibit K - Form of Distribution Worksheet

Exhibit L - Form of Servicing Report

Exhibit M - Competitors

Exhibit N - Form of Mezzanine Loan Subsidiary Acknowledgment

Exhibit O - Form of Section 11 Certificate


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      1. Applicability

            From time to time the parties hereto may enter into transactions in which Seller agrees to transfer to Buyer Purchased Assets and the Mezzanine Loan Subsidiary Interests (valued from time to time based on the Mezzanine Loans and Mezzanine Loan Junior Interests owned by the Mezzanine Loan Subsidiary) (as hereinafter defined) against the transfer of funds by Buyer with a simultaneous agreement by Buyer to transfer to Seller such Purchased Assets, Mezzanine Loan Subsidiary Interests, Mezzanine Loan Junior Interests and Mezzanine Loans at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and, unless otherwise agreed in writing, shall be governed by this Agreement, including any supplemental terms or conditions contained in any annexes identified herein, as applicable hereunder.

            On the initial Purchase Date, Buyer will purchase the Mezzanine Loan Subsidiary Interests from the Seller in connection with the initial Transaction.

            After the initial Purchase Date, as part of separate Transactions Seller may request and Buyer will fund, subject to the terms and conditions of this Repurchase Agreement, an increase in the Purchase Price for the Mezzanine Loan Subsidiary Interests based upon the acquisition of one or more additional Mezzanine Loans or Mezzanine Loan Junior Interests by the Mezzanine Loan Subsidiary.

      2. Definitions

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            "1933 Act" has the meaning set forth in Section 16(l) hereof.

            "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

            "Accepted Servicing Practices" means, with respect to any Purchased Asset, those servicing practices of prudent institutions which service assets of the same type as such Purchased Asset in the jurisdiction where the related Mortgaged Property or underlying asset is located.

            "Act of Insolvency" means, with respect to any Person, (i) the filing of a petition, commencing, or authorizing the commencement of any case or proceeding, or the voluntary joining of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law relating to the protection of creditors, or suffering any such petition or proceeding to be commenced by another which is consented to, not timely contested or results in entry of an order for relief; (ii) the seeking of the appointment of a receiver, trustee, custodian or similar official for such party or any substantial part of its property (iii) the appointment of a receiver, conservator, or manager for such party by any governmental agency or authority having the jurisdiction to do so; (iv) the making or offering by such party of a composition with its creditors or a general assignment for the benefit of creditors; (v) the admission by such party of such party of its inability to pay

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its debts or discharge its obligations as they become due or mature; or (vi)
that any governmental authority or agency or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of such party, or shall have taken any action to displace the management of such party or to curtail its authority in the conduct of the business of such party.

            "Adjusted Tangible Net Worth" means, for any Person, Net Worth of such Person plus Subordinated Debt (provided that Subordinated Debt shall not be taken into account to the extent that it would cause Adjusted Tangible Net Worth to be comprised of greater than 25% Subordinated Debt), minus all intangible assets, including capitalized servicing rights, goodwill, patents, tradenames, trademarks, copyrights, franchises, any organizational expenses, deferred expenses, prepaid expenses, prepaid assets, receivables from shareholders, Affiliates or employees, and any other asset as shown as an intangible asset on the balance sheet of such Person on a consolidated basis as determined at a particular date in accordance with GAAP.

            "Administration Fee" means, with respect to each Price Differential Payment Date, an amount equal to the product of (A) 0.25% and (B) the Purchase Price for such Transaction, calculated daily on the basis of a 360 day year for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the Repurchase Date.

            "Affiliate" means, with respect to any Person, any "affiliate" of such Person, as such term is defined in the Bankruptcy Code.

            "Agent" means Column Financial Inc. or any affiliate or successor thereto.

            "Agreement" means this Master Repurchase Agreement, as it may be amended, supplemented or otherwise modified from time to time.

            "ALTA" means the American Land Title Association or any successor in interest thereto.

            "Appraised Value" means the value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property or Underlying Mortgaged Property, as applicable.

            "Asset File" means, the documents specified on Exhibit I, together with any additional documents and information required to be delivered to Buyer or its designee (including the Custodian) pursuant to this Agreement.

            "Asset Purchase Agreement" means with respect to each Purchased Asset, the agreement pursuant to which the Seller or the Mezzanine Loan Subsidiary, as applicable, acquired such Purchased Asset, as amended.

            "Asset Value" means with respect to each Eligible Asset:


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            (1) on the initial Purchase Date with respect to a Purchased Asset, the applicable Purchase Price Percentage for the related Purchased Asset multiplied by the lesser of (a) the Market Value of such Purchased Asset and (b) the outstanding principal balance of such Purchased Asset; and

            (2) thereafter, the applicable Purchase Price Percentage for the related Purchased Asset multiplied by the Market Value of such Purchased Asset.

            (a) Without limiting the generality of the foregoing, each Seller acknowledges that the Asset Value of a Purchased Asset may be reduced to zero by Buyer if:

                        (i) such Purchased Asset ceases to be an Eligible Asset;

                        (ii) such Purchased Asset (other than a Purchased Asset
            that is a Physical Security) has been released from the possession of the Custodian under the Custodial Agreement for a period in excess of 10 calendar days (unless released to the Buyer);

                        (iii) such Purchased Asset is a Physical Security and
            has been released from the possession of the Custodian (unless released to the Buyer);

                        (iv) such Purchased Asset is a Non-Performing Asset;

                        (v) the Buyer has determined in its sole discretion that
            the Purchased Asset is not eligible for sale or securitization in a transaction consistent with the prevailing sale and securitization industry with respect to substantially similar assets; or

                        (vi) such Purchased Asset contains a material breach of
            a representation or warranty made by the Seller in this Agreement or the Custodial Agreement.

            "Asset Value Margin Call" has the meaning specified in Section 6(a) hereof.

            "Asset Value Margin Deficit" has the meaning specified in Section 6(a) hereof.

            "Assignment and Acceptance" has the meaning set forth in Section 22 hereof.

            "Assignment of Leases" means, with respect to any Mortgage, an assignment of leases thereunder, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the Underlying Mortgaged Property is located to reflect the assignment of leases.

            "Assignment of Mortgage" means an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to Buyer.


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            "Balloon Payment" means, for any Purchased Asset for which the final principal payment is substantially greater than periodic scheduled principal payments due thereunder, the payment due on its maturity date.

            "Bank" means Key Bank.

            "Bankruptcy Code" means the United States Bankruptcy Code of 1978, as amended from time to time.

            "Breakage Costs" has the meaning set forth in Section 4(e) hereof.

            "Business Day" means any day other than (i) a Saturday or Sunday;
(ii) a public or bank holiday in New York City or (iii) any day on which the New York Stock Exchange is closed.

            "Buyer" means Column Financial Inc., and any permitted successor or assign hereunder.

            "Capital Lease Obligations" means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

            "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent equity ownership interests in a Person which is not a corporation, including, without limitation, any and all member or other equivalent interests in any limited liability company, and any and all warrants or options to purchase any of the foregoing.

            "Care Facility" means a congregate care facility or assisted living facility, nursing home, hospice, hospital or other healthcare facility.

            "CDO Default" means upon Credit Suisse First Boston or its Affiliate being formally engaged by the Seller or its affiliate to enter into a CDO Transaction and Credit Suisse First Boston or its Affiliate defaults in its obligations under the engagement agreement.

            "CDO Transaction" means a CDO transaction of the Seller or an Affiliate of the Seller, or other investment banking activities provided by and acceptable to the Buyer or an Affiliate of the Buyer, with respect to any of the Purchased Assets for which Credit Suisse First Boston or an Affiliate thereof acts as co-lead underwriter of the CDO Transaction or investment banker, as applicable.

            "Change in Control" means:

            (A) any transaction or event as a result of which the Limited Guarantor and/or Winthrop Realty Trust, Inc. ceases (i) to own, beneficially or of record, at least 40% of the membership interests


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            of Seller, or (ii) to possess, directly or indirectly, the power to direct or cause the direction of the management and policies of Seller, whether through ownership of voting securities, beneficial interests, by contract or otherwise;

            (B) the sale, transfer, or other disposition of all or substantially all of Seller's assets (excluding any such action taken in connection with any securitization transaction); or

            (C) any transaction or event as a result of which the Seller ceases to own, beneficially or of record 100% the membership interests of the Mezzanine Loan Subsidiary;

            "Closing Data Tape" means, with respect to any Transaction as of any Purchase Date, a computer tape or other electronic medium generated by Seller, or any of its Affiliates and delivered to Buyer and Custodian, which provides, with respect to each Purchased Asset that is the subject of such Transaction, each of the data fields set forth on Exhibit C attached hereto and the information responsive to each such field, as well as any and all new, modified or updated information with respect to such Purchased Asset that has been provided to Buyer prior to the applicable Purchase Date and as to which the Purchase Price or any other information set forth in the Purchase Confirmation for such Transaction has been based, in each case in a format that has previously been approved by Buyer and is otherwise acceptable to Buyer.

            "CMBS Security" means a Security backed by Commercial Mortgage Loans Rated no lower than B.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Collateral Amount" means the aggregate outstanding cumulative principal balance of Commercial Mortgage Loans, (and with respect to the Mezzanine Loan Subsidiary Interests, all Mezzanine Loans and Mezzanine Loan Junior Interests owned by the Mezzanine Loan Subsidiary), Commercial Mortgage Loan Junior Interests, CMBS Securities, and CRE CDO Securities sold by the Buyer or its Affiliates to the Seller or its Affiliates during the applicable Collateral Amount Period.

            "Collateral Amount Period" means (i) the period from the Effective Date through the date of the first CDO Transaction thereafter, (ii) the period between each CDO Transaction and the next successive CDO Transaction and (iii) the period from the date of the final CDO Transaction prior to the Termination Date and the Termination Date.

            "Commercial Mortgage Loan" means a Mortgage Loan (a) secured by a first mortgage lien on an Office Building, a Retail property, a Hotel or Motel or other commercial or multifamily property, (b) with a Loan-to-Value Ratio of 80% or less and (c) as to which the representations and warranties in Schedule 1(a) hereof are correct.

            "Commercial Mortgage Loan Junior Interest" means a Junior Interest which represents a junior "B" participation interest or certificate or a "B note" in an A/B structure in a Commercial Mortgage Loan.


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            "Competitor" mean a competitor of the Seller listed on Exhibit M hereto, as such exhibit may be amended from time to time with the prior consent of the Buyer.

            "Complete Submission" means with respect to any Transaction, the Summary Diligence Materials together with a Preliminary Data Tape.

            "Concentration Limit" means:

            (a) The aggregate Purchase Price of all Mezzanine Loans that are Purchased Assets shall not exceed 45% of the aggregate outstanding Purchase Price; or

            (b) The aggregate Purchase Price of all CRE CDO Securities that are Purchased Assets shall not exceed 10% of the aggregate outstanding Purchase Price; or

            (c) The aggregate Purchase Price of all CMBS Securities Rated B or B+ (or the equivalent thereof by any Rating Agency) that are Purchased Assets shall not exceed 20% of the aggregate outstanding Purchase Price; or

            (d) The aggregate Purchase Price of all Commercial Mortgage Loans that are secured by Hotels or Motels that are Purchased Assets shall not exceed 30% of the aggregate outstanding Purchase Price; or

            (e) The aggregate Purchase Price of all Commercial Mortgage Loans that are secured by Office Buildings that are Purchased Asset shall not exceed 50% of the aggregate outstanding Purchase Price; or

            (f) The aggregate Purchase Price of all Commercial Mortgage Loans that are secured by Retail properties that are Purchased Assets shall not exceed 50% of the aggregate outstanding Purchase Price.

            "Concentration Limit Margin Call" has the meaning specified in
Section 6(b) hereof.

            "Concentration Limit Margin Deficit" has the meaning specified in
Section 6(b) hereof.

            "Control Account Agreement" means that certain Control Account Agreement, dated as of the date hereof, among Buyer, Servicer and Bank, as amended.

            "CRE CDO Security" means an investment grade asset-backed security, which security entitles the holders thereof to receive payments that depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the asset-backed securities) on the cash flow from a portfolio of commercial loans to Rated obligors Rated no lower than B, other asset-backed securities or corporate debt securities or any combination of the foregoing.

            "Custodial Agreement" means the custodial agreement dated as of the date hereof, among Seller, Buyer and Custodian as the same may be amended from time to time.


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            "Custodial Delivery Letter" means the form executed by Seller in order to deliver the Purchased Asset Schedule and the Purchased Assets to the Custodian pursuant to Section 10(b)(4), a form of which is attached hereto as Exhibit E.

            "Custodian" means LaSalle Bank National Association or such other party specified by Buyer and agreed to by Seller, which approval shall not be unreasonably withheld.

            "Default" means an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

            "Distribution Worksheet" means a worksheet setting forth the amounts and recipients of remittances to be made on the next succeeding Price Differential Payment Date, substantially in the form of Exhibit K.

            "Dollars" and "$" means dollars in lawful currency of the United States of America.

            "Due Diligence Costs" has the meaning specified in Section 36 hereof.

            "Effective Date" means the date upon which the conditions precedent set forth in Section 10 shall have been satisfied.

            "Eligible Asset" means any Commercial Mortgage Loan, (and with respect to the Mezzanine Loan Subsidiary Interests, any Mezzanine Loan or Mezzanine Loan Junior Interest owned by the Mezzanine Loan Subsidiary), Commercial Mortgage Loan Junior Interest, CMBS Security, or CRE CDO Security that, in each case, is acceptable to Buyer in its sole discretion and conforms with the applicable representations and warranties on Schedule 1.

            "Environmental Law" means any federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guideline, written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety or hazardous materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. ss. 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq.; the Clean Air Act, 42 U.S.C. ss. 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. ss. 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. ss. 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. ss. 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. ss. 1801 et seq. and the Occupational Safety and Health Act, 29 U.S.C. ss. 651 et seq.; and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "ERISA Affiliate" means any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which Seller is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which Seller is a member.


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            "Event of Default" has the meaning specified in Section 15 hereof.

            "Event of Termination" means with respect to Seller or Limited Guarantor (i) with respect to any Plan, a reportable event, as defined in
Section 4043 of ERISA, as to which the PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified with 30 days of the occurrence of such event, or (ii) the withdrawal of Seller, Limited Guarantor or any ERISA Affiliate thereof from a Plan during a plan year in which it is a substantial employer, as defined in Section 4001(a)(2) of ERISA, or (iii) the failure by Seller, Limited Guarantor or any ERISA Affiliate thereof to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA with respect to any Plan, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or
Section 302(e) of ERISA, or (iv) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by Seller, Limited Guarantor or any ERISA Affiliate thereof to terminate any plan, or (v) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if Seller, Limited Guarantor or any ERISA Affiliate thereof fails to timely provide security to the Plan in accordance with the provisions of said sections, or (vi) the institution by the PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or (vii) the receipt by Seller, Limited Guarantor or any ERISA Affiliate thereof of a notice from a Multiemployer Plan that action of the type described in the previous clause (vi) has been taken by the PBGC with respect to such Multiemployer Plan, or (viii) any event or circumstance exists which may reasonably be expected to constitute grounds for Seller, Limited Guarantor or any ERISA Affiliate thereof to incur liability under Title IV of ERISA or under Sections 412(c)(11) or 412(n) of the Code with respect to any Plan.

            "Exit Fee" means an amount equal to the product of (x) the applicable Exit Fee Rate and (y) the Purchase Price then outstanding with respect to the related Purchased Asset.

            "Exit Fee Rate" means during each Collateral Amount Period (a) on or prior to the date on which the Collateral Amount is equal to or exceeds $100,000,000 (the "Initial Trigger Date"), 0.25%, (b) during the period from the Initial Trigger Date through the date on which the Collateral Amount is equal to or exceeds $150,000,000 (the "Secondary Trigger Date"), 0.50%, and (c) during the period after the Secondary Trigger Date, 0.75%; provided that with respect to any Purchased Asset, Mezzanine Loan or Mezzanine Loan Junior Interest which
(a) has been subject to a Transaction hereunder for more than 360 days or (b) is subject to a Transaction hereunder on the Termination Date, the Exit Fee Rate shall be 0.75%.

            "Fannie Mae" means Fannie Mae, the government sponsored enterprise formerly known as the Federal National Mortgage Association.

            "FDIA" has the meaning set forth in Section 26(c) hereof.

            "FDICIA" has the meaning set forth in Section 26(d) hereof.


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            "Fidelity Insurance" means insurance coverage with respect to employee errors, omissions, dishonesty, forgery, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud in an aggregate amount acceptable to Seller's regulators.

            "Fitch" means Fitch Ratings, Inc., or any successor thereto.

            "Freddie Mac" means the Federal Home Loan Mortgage Corporation or any successor thereto.

            "GAAP" means generally accepted accounting principles in effect from time to time in the United States of America and applied on a consistent basis.

            "Governing Agreement" means the agreement or agreements which govern the issuance and the payment of the Securities including without limitation a private placement memorandum or a prospectus.

            "Governmental Authority" means any nation or government, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions over Seller, Servicer, Limited Guarantor or Buyer, as applicable.

            "Ground Lease" means a lease for all or any portion of the real property comprising the Mortgaged Property, the lessee's interest in which is held by the Mortgagor of the related Mortgage Loan.

            "Ground Lessee" means the ground lessee under a Ground Lease.

            "Guarantee" means, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term "Guarantee" shall not include (i) endorsements for collection or deposit in the ordinary course of business, or (ii) obligations to make servicing advances for delinquent taxes and insurance or other obligations in respect of a Mortgaged Property, to the extent required by Buyer. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms "Guarantee" and "Guaranteed" used as verbs shall have correlative meanings.

            "Hotel" or "Motel" means a real estate development owned by the Mortgagor or for which the Mortgagor is a Ground Lessee, which constitutes a full operational hotel or motel which is part of a national or regional chain or franchise (determined by the Buyer in its sole good faith discretion), including all land, amenities and improvements, with individual rooms principally for short-term rental to tenants occupying same.


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            "Income" means with respect to any Purchased Asset at any time until repurchased by the Seller, any principal received thereon or in respect thereof and all interest, dividends or other distributions thereon.

            "Indebtedness" means, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business, so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (e) Capital Lease Obligations of such Person;
(f) obligations of such Person under repurchase agreements, sale/buy-back agreements or like arrangements; (g) Indebtedness of others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; and (i) Indebtedness of general partnerships of which such Person is a general partner.

            "Indemnified Party" has the meaning set forth in Section 30(a) hereof.

            "Industrial Property" means a property owned by the Mortgagor or for which the Mortgagor is a Ground Lessee, which constitutes a full operational property, held partially or principally for lease to commercial tenants in connection with manufacturing.

            "Interest Rate Protection Agreement" means, with respect to any or all of the Purchased Assets, any short sale of a US Treasury Security, or futures contract, or mortgage related security, or Eurodollar futures contract, or options related contract, or interest rate swap, cap or collar agreement, or similar arrangement providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by Seller and a party acceptable to Buyer in its sole discretion, which agreement is acceptable to Buyer in its sole discretion.

            "Junior Interest" means (a) a junior "B" participation interest or certificate in a Commercial Mortgage Loan or Mezzanine Loan or (b) a "B note" in an A/B structure of a Commercial Mortgage Loan or Mezzanine Loan, in each case with a Loan-to-Value Ratio of 75% or less and as to which the representations and warranties in Schedule 1(b) hereof are correct.

            "Knowledge" means, with respect to Seller, Mezzanine Loan Subsidiary, and Limited Guarantor, the actual knowledge of any of Michael Ashner, Peter Braverman, Robert Cestari, Carolyn Tiffany, Lara Johnson or Thomas Staples.

            "LIBOR Period" means, with respect to each Price Differential Payment Date, the period from and including the immediately preceding Price Differential Payment Date (or, with respect to the first LIBOR Period for the Transaction, from and including the Purchase Date) to but excluding such Price Differential Payment Date, unless otherwise agreed to by the Buyer and the Seller in writing.

            "LIBOR" means, with respect to each day during the applicable LIBOR Period, the rate per annum equal to the one month London Inter-Bank Offered Rate for United States Dollar deposits as reported on the display designated as "BBAM" "Page 1229a" on Bloomberg (or such other display as may replace "BBAM" "Page 1229a" on Bloomberg), as of 8:00 a.m., New York City time, on the date two Business Days prior to the commencement of such LIBOR Period, and if such rate shall not be so quoted, or if the related LIBOR Period shall be less than one month, the rate per annum at which the Buyer or its Affiliate is offered dollar deposits at or about 8:00 a.m., New York City time, on the date two Business Days prior to the commencement of the such LIBOR Period, by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its Transactions are then being conducted for delivery on such day for a period of one month or such other period as agreed upon in writing by the Buyer and the Seller and in an amount comparable to the amount of the Transactions outstanding on such day.

            "Lien" means any mortgage, lien, pledge, charge, security interest or similar encumbrance.

            "Limited Guarantor" means Newkirk Realty Trust, Inc., in its capacity as guarantor under the Limited Guaranty.

            "Limited Guaranty" means the guaranty of the Limited Guarantor dated as of the date hereof as the same may be amended from time to time.

            "Limited Liability Company Agreement" shall mean the organizational documents governing any Mezzanine Loan Subsidiary as contemplated by this Repurchase Agreement.

            "Loan Security Agreement" means as to any Purchased Asset, any contract, instrument or other document related to security for repayment thereof (other than in the case of a Mortgage Loan, the related Mortgage and Mortgage
Note), executed by the obligor and/or others in connection with such Purchased Asset in favor of the Seller, including without limitation, any security agreement, guaranty, title insurance policy, hazard insurance policy, chattel mortgage, letter of credit or certificate of deposit or other pledged accounts, and any other documents and records relating to any of the foregoing.

            "Loan-to-Value Ratio" means with respect to any Eligible Asset, the ratio of the current outstanding principal amount of the Eligible Asset to the lesser of (a) the Appraised Value of the Mortgaged Property or Underlying Mortgaged Property at origination or (b) if the Mortgaged Property or Underlying Mortgaged Property was purchased within 12 months of the origination of the Eligible Asset, the purchase price of the Mortgaged Property or Underlying Mortgaged Property.

            "Margin Call" has the meaning specified in Section 6(c) hereof.

            "Margin Deadline" has the meaning specified in Section 6(d) hereof.

            "Margin Deficit" has the meaning specified in Section 6(c) hereof.

            "Market Value" means, as of any date with respect to any Purchased Asset, the price at which such Purchased Asset could readily be sold as determined by the Buyer in its sole discretion exercised in good faith For purposes of determining the Market Value of the Mezzanine Loan Subsidiary Interests, the Buyer shall use the aggregate Market Value of the Mezzanine Loans and Mezzanine Loan Junior Interests owned by the Mezzanine Loan Subsidiary. If a good faith determination of the Market Value of a Purchased Asset by the Buyer results in a reduction in the Market Value of a Purchased Asset to a level which is not commercially reasonable, the Seller may repurchase such Purchased Asset without payment of an Exit Fee pursuant to Section 34.

            "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of Seller, Limited Guarantor or any Affiliate that is a party to any Program Agreement taken as a whole; (b) a material impairment of the ability of Seller, Limited Guarantor or any Affiliate that is a party to any Program Agreement to perform under any Program Agreement and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability of any Program Agreement against Seller, Limited Guarantor or any Affiliate that is a party to any Program Agreement.

            "Maximum Aggregate Purchase Price" means THREE HUNDRED MILLION DOLLARS ($300,000,000).

            "Mezzanine Borrower" has the meaning set forth in paragraph 13 of
Schedule 1(c).

            "Mezzanine Collateral" means the collateral pledged in respect of a Mezzanine Loan.

            "Mezzanine Loan" means a loan (a) purchased by the Mezzanine Loan Subsidiary, (b) (i) secured by a second mortgage lien on commercial real property to an entity that directly owns such commercial real property, or (ii) to an entity owning an interest in a special purpose entity that directly owns commercial real property and such loan is secured by a pledge of excess cash flow after first mortgage debt service or equity interests in the owner of such commercial real property, (c) with a Loan-to-Value Ratio of 85% or less and (d) as to which the representations and warranties in Schedule 1(c) hereof are correct.

            "Mezzanine Loan Junior Interest" means a Junior Interest which represents a junior "B" participation interest or certificate or a "B note" in an A/B structure in a Mezzanine Loan.

            "Mezzanine Loan Documents" means the documentation governing a Mezzanine Loan.

            "Mezzanine Loan Subsidiary" shall mean 111 Debt Acquisition Mezz LLC a wholly owned Subsidiary of the Seller that is a Special Purpose Entity formed for the sole purpose of holding Mezzanine Loans and Mezzanine Loan Junior Interests.

            "Mezzanine Loan Subsidiary Agreement" shall mean that certain Mezzanine Loan Subsidiary Agreement, dated as of March 30, 2006, executed and delivered by a duly authorized officer of the Mezzanine Loan Subsidiary in favor of the Buyer.

            "Mezzanine Loan Subsidiary Interests" shall mean any and all of Seller's interests, including units of membership interest, in Mezzanine Loan Subsidiary including, without limitation, all its rights to participate in the operation or management of Mezzanine Loan Subsidiary and all its rights to properties, assets, member interests and distributions under the Limited Liability Company Agreement in respect of such member interests. "LLC Interests" also include (i) all accounts receivable arising out of the applicable Limited Liability Company Agreement; (ii) all general intangibles arising out of the applicable Limited Liability Company Agreement; and (iii) to the extent not otherwise included, all proceeds of any and all the foregoing (including within proceeds, whether or not otherwise included therein, and any and all contractual rights of the Seller under any revenue sharing or similar agreement to receive all or any portion of the revenues or profits of such Mezzanine Loan Subsidiary ).

            "Moody's" means Moody's Investors Service, Inc. or any successors thereto.

            "Mortgage" means, with respect to each Mortgage Loan, each mortgage, assignment of rents, security agreement and fixture filing, or deed of trust, assignment of rents, security agreement and fixture filing, deed to secure debt, assignment of rents, security agreement and fixture filing, or similar instrument creating and evidencing a lien on real property and other property and rights incidental thereto.

            "Mortgage Interest Rate" means the rate of interest borne on a Mortgage Loan from time to time in accordance with the terms of the related Mortgage Note.

            "Mortgage Loan" means a Commercial Mortgage Loan or a Junior Interest in a Commercial Mortgage Loan.

            "Mortgage Note" means the promissory note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

            "Mortgaged Property" means the real property securing repayment of the debt evidenced by a Mortgage Note.

            "Mortgagor" means the obligor or obligors on a Mortgage Note, including any person who has assumed or guaranteed the obligations of the obligor thereunder.

            "Multiemployer Plan" means a multiemployer plan defined as such in
Section 3(37) of ERISA to which contributions have been or are required to be made by Seller or any ERISA Affiliate and that is covered by Title IV of ERISA.

            "Net Worth" means, with respect to any Person, an amount equal to, on a consolidated basis, such Person's stockholder equity (determined in accordance with GAAP).

            "Non-Performing Asset" means (i) any Eligible Asset for which any payment of principal or interest is more than twenty-nine (29) days past due,
(ii) any Eligible Asset with respect to which the related obligor is in bankruptcy or (iii) any Eligible Asset (other than Securities) with respect to which the related Mortgaged Property is in foreclosure.

            "Notice Date" has the meaning given to it in Section 3(b) hereof.

            "Obligations" means (a) all of Seller's indebtedness, obligations to pay the Repurchase Price on the Repurchase Date, the Price Differential on each Price Differential Payment Date, and other obligations and liabilities, to Buyer, its Affiliates or Custodian arising under, or in connection with, the Program Agreements, whether now existing or hereafter arising; (b) any and all sums paid by Buyer or on behalf of Buyer in order to preserve any Purchased Asset or its interest therein; (c) in the event of any proceeding for the collection or enforcement of any of Seller's indebtedness, obligations or liabilities referred to in clause (a), the reasonable expenses of retaking, holding, collecting, preparing for sale, selling or otherwise disposing of or realizing on any Purchased Asset, or of any exercise by Buyer of its rights under the Program Agreements, including, without limitation, reasonable attorneys' fees and disbursements and court costs; and (d) all of Seller's indemnity obligations to Buyer or Custodian or both pursuant to the Program Agreements.

            "OFAC" has the meaning set forth in Section 13(a)(26) hereof.

            "Office Building" means a building owned by the Mortgagor or for which the Mortgagor is a Ground Lessee, which constitutes a full operational office building, including all land, amenities and improvements, with individual office space held principally for lease to commercial tenants and not principally for lease to recreational or residential tenants.

            "PBGC" means the Pension Benefit Limited Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

            "Permitted Amount" means, the lesser of (a) one percent (1%) of the aggregate outstanding Purchase Price and (b) ONE MILLION DOLLARS ($1,000,000).

            "Permitted Investments" means any one or more of the following obligations or securities having at the time of purchase, or at such other time as may be specified, the required ratings, if any, provided for in this definition:

            (a) direct obligations of, or guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality thereof; provided that such obligations are backed by the full faith and credit of the United States of America;

            (b) direct obligations of, or guaranteed as to timely payment of principal and interest by, Freddie Mac, Fannie Mae or the Federal Farm Credit System, provided that any such obligation, at the time of purchase or contractual commitment providing for the purchase thereof, is qualified by any rating agency as an investment of funds backing securities rated at least "AA" (or such comparable rating);

            (c) demand and time deposits in or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, provided that, in the case of obligations that are not fully FDIC-insured deposits, the commercial paper or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) have one of the two highest rating available for such securities by any rating agency;

            (d) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving one of the two highest long-term debt rating available for such securities by any rating agency; and

            (e) commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance hereof) that is rated by any rating agency in highest short-term unsecured rating category at the time of such investment, and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by any such rating agency in one of its two highest short-term unsecured rating category and its highest long-term unsecured rating category.

            provided, however, that no instrument shall be a Permitted Investment if it represents, (1) the right to receive only interest payments with respect to the underlying debt instrument, (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations, (3) an obligation that has a remaining maturity of greater than three hundred sixty-five (365) days from the date of acquisition thereof. If an obligation is rated by S&P, then such obligation must be limited to those instruments that have a predetermined fixed dollar of principal due at maturity that cannot vary or change or, if rated, the obligation should not have an "r" highlighter affixed to its rating, and interest thereon may either be fixed or variable and should be tied to a single interest rate index plus a single fixed spread (if any) and move proportionately with that index.

            "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

            "Physical Security" means a Security issued in definitive form that are not registered on a Relevant System.

            "Plan" means an employee benefit or other plan established or maintained by any Seller or any ERISA Affiliate and covered by Title IV of ERISA, other than a Multiemployer Plan.

            "PML" has the meaning set forth in paragraph 22 of Schedule 1(a).

            "Post Default Rate" means an annual rate of interest equal to the greater of (a) the Pricing Rate plus 3.5% or (b) the Mortgage Interest Rate.

            "Preliminary Data Tape" means a preliminary version of the Closing Data Tape, which shall be attached to the Summary Diligence Materials as part of the Complete Submission.

            "Price Differential" means with respect to any Transaction as of any date of determination, an amount equal to the product of (A) the Pricing Rate for such Transaction and (B) the Purchase Price for such Transaction, calculated daily on the basis of a 360-day year for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the Repurchase Date.

            "Price Differential Payment Date" means, with respect to a Purchased Asset, the 15th day of the month following the related Purchase Date and each succeeding 15th day of the month thereafter; provided, that, with respect to such Purchased Asset, the final Price Differential Payment Date shall be the related Repurchase Date; and provided, further, that if any such day is not a Business Day, the Price Differential Payment Date shall be the next succeeding Business Day.

            "Pricing Rate" means LIBOR plus:

                  (a) 0.60% with respect to Transactions the subject of which are Commercial Mortgage Loans;

                  (b) 0.75% with respect to Transactions the subject of which are CDO Securities;

                  (c) 0.75% with respect to Transactions the subject of which are CMBS Securities Rated no less than BBB-;

                  (d) 1.00% with respect to Transactions the subject of which are CMBS Securities Rated at least B to BB+;

                  (e) 1.00% with respect to Transactions the subject of which are Junior Interests;

                  (f) 1.00% with respect to Transactions the subject of which are Mezzanine Loans;

            The Pricing Rate shall change in accordance with LIBOR, as provided in Section 5(a).

            "Principal Prepayment" means, for any Purchased Asset, (i) any amount applied to reduce the principal or other invested amount of such Purchased Asset, other than a scheduled principal payment, including (i) principal prepayments from any source and of any nature whatsoever, (ii) net insurance or net condemnation proceeds, to the extent applied to reduce the principal amount or other invested amount of the related Purchased Asset, and
(iii) any net proceeds from any sale, refinancing, liquidation or other disposition of the underlying real property or interest relating to such Purchased Asset to the extent applied to reduce the principal amount or the invested amount of the related Purchased Asset.

            "Program Agreements" means, collectively, the Servicer Notice, the Custodial Agreement, this Agreement, the Limited Guaranty, the Control Account Agreement, the Mezzanine Loan Subsidiary Acknowledgment, the Mezzanine Loan Subsidiary Agreement, and all executed Purchase Confirmations.

            "Prohibited Person" has the meaning set forth in Section 13(a)(26) hereof.

            "Property" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

            "Purchase Confirmation" means a confirmation of a Transaction, in the form attached as Exhibit B hereto.

            "Purchase Date" means the date on which Purchased Assets are to be transferred by Seller or Mezzanine Loans or Mezzanine Loan Junior Interest are to be pledged by the Mezzanine Loan Subsidiary to the Buyer.

            "Purchase Price" means:

            (a) on the Purchase Date, the price at which each Purchased Asset is transferred by Seller to Buyer which shall equal the Asset Value of such Purchased Asset on such Purchase Date minus any amounts required to be applied pursuant to Sections 6(b) or (c); and

            (b) on any day after the Purchase Date, except where Buyer and the Seller agree otherwise, the amount determined under the immediately preceding clause (a) decreased by the amount of any cash transferred by the Seller to Buyer pursuant to Section 4(d) hereof or applied to reduce the Seller's obligations under clause (ii) of Section 4(c) hereof or under Section 6 hereof.

            "Purchase Price Decrease" shall mean a decrease in the Purchase Price for the Mezzanine Loan Subsidiary Interests related to the removal of Mezzanine Loans or Mezzanine Loan Junior Interests from the Mezzanine Loan Subsidiary, and the decrease in value of the Mezzanine Loan Subsidiary Interests related thereto.

            "Purchase Price Increase" shall mean an increase in the Purchase Price for the Mezzanine Loan Subsidiary Interests based upon Mezzanine Loan Subsidiary acquiring an additional Mezzanine Loan or Mezzanine Loan Junior Interest, as requested by Seller pursuant to Section 3(b) hereof.

            "Purchase Price Percentage" means, with respect to each Eligible Asset, the following percentage, as applicable:

            (a) 70% with respect to Purchased Assets that are CMBS Securities Rated at least B to BB+;

            (b) 70% with respect to Purchased Assets that are Junior Interests;

            (c) 70% with respect to Purchased Assets that are Mezzanine Loans;

            (d) 75% with respect to Purchased Assets that are CDO Securities;

            (e) 80% with respect to Purchased Assets that are CMBS Securities Rated no less than BBB-; and

            (f) 85% with respect to Purchased Assets that are Commercial Mortgage Loans.

            "Purchased Asset Schedule" means with respect to any Transaction as of any date, a schedule in the form of Annex 1 to Exhibit A attached hereto. The Purchased Asset Schedule shall be attached to each Trust Receipt and Custodial Delivery Letter.

            "Purchased Assets" means the collective reference to Eligible Assets (other than Mezzanine Loans or Mezzanine Loan Junior Interests) and Mezzanine Loan Subsidiary Interests, together with the Repurchase Assets related to such Eligible Assets transferred by Seller to Buyer in a Transaction hereunder, listed on the related Closing Data Tape attached to the related Transaction Request; provided, that for purposes other than the sale or pledge of the Purchased Assets, in the case of the Mezzanine Loan Subsidiary Interests, Purchased Assets shall be deemed to include any and all Mezzanine Loans and Mezzanine Loan Junior Interests owned by the Mezzanine Loan Subsidiary.

            "Ramp-up Trigger Date" means the earlier of (a) the date which is 90 days after the initial Purchase Date hereunder and (b) the date on which the outstanding Repurchase Price hereunder first exceeds $150,000,000.

            "Rated" means the rating of an Eligible Asset by a Rating Agency without regard to any pluses and minuses reflecting gradations within any generic grades.

            "Rating Agency" means any of S&P, Moody's or Fitch.

            "Rating Margin Call" has the meaning specified in Section 6(c) hereof.

            "Rating Margin Deficit" has the meaning specified in Section 6(c) hereof.

            "Records" means all instruments, agreements and other books, records, and reports and data generated by other media for the storage of information maintained by Seller, Limited Guarantor, Servicer or any other person or entity with respect to a Purchased Asset. Records shall include the Mortgage Notes, any Mortgages, the Asset Files, the credit files related to the Purchased Asset and any other instruments necessary to document or service a Mortgage Loan.

            "REIT" means a real estate investment trust, as defined in Section 856 of the Code.

            "Relevant System" means (a) The Depository Trust Corporation in New York, New York, or (b) such other applicable clearing organization or book-entry system located in the United States, in either case based upon the system pursuant to which the related Purchased Assets may be held in book-entry form.

            "REMIC" means a real estate mortgage investment conduit, within the meaning of Section 860D(a) of the Code.

            "REMIC Provisions" means provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of subchapter M of Chapter 1 of the Code, and related provisions, and regulations (including any applicable proposed regulations) and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

            "Reporting Date" means the 15th day of each month or, if such day is not a Business Day, the next succeeding Business Day.

            "Repurchase Assets" has the meaning assigned thereto in Section 8 hereof.

            "Repurchase Date" means the earlier of (i) the Termination Date,
(ii) the date set forth in the applicable Purchase Confirmation or (iii) the date determined by application of Section 16 hereof.

            "Repurchase Price" means the price at which Purchased Assets are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the accrued but unpaid Price Differential as of the date of such determination.

            "Requirement of Law" means, with respect to any Person, any law, treaty, rule or regulation or determination of an arbitrator, a court or other governmental authority, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

            "Responsible Officer" means as to any Person, the chief executive officer or, with respect to financial matters, the chief financial officer of such Person.

            "Retail" means a property owned by the Mortgagor or for which the Mortgagor is a Ground Lessee, which constitutes a full operational retail store, held principally for lease to a commercial retail tenant within a shopping center or mall and not principally for lease to recreational or residential tenants.

            "Rolling Termination Date" means, as of any date, the date which is 364 days from such date; provided, that on and after the earlier of (i) the date, if any, on which the Buyer delivers to the Seller written notice that the Buyer shall no longer roll the Rolling Termination Date forward (the "Rolling Termination Notice Date"), or (ii) the date that is two (2) years after the Effective Date, the Rolling Termination Date shall be fixed at the date that is three (3) years after the Effective Date.

            "S&P" means Standard & Poor's Ratings Services, or any successor thereto.

            "SEC" means the Securities and Exchange Commission, or any successor thereto.

            "Security" means a CRE CDO Security or a CMBS Security and as to which the representations and warranties in Schedule 1(d) hereof are correct.

            "Securities Account" means the account established by the Servicer for the benefit of Buyer, into which all collections and proceeds on or in respect of the Purchased Assets shall be deposited by Servicer, and which is subject to the Control Account Agreement.

            "Seller" means 111 Debt Acquisition LLC or its permitted successors and assigns.

            "Servicer" means Winthrop Realty Partners or any other servicer approved by Buyer in its sole discretion, which may be Seller.

            "Servicer Notice" means the notice acknowledged by the Servicer substantially in the form of Exhibit H hereto.

            "Servicing Report" means a report remitted by the Servicer monthly, substantially in the form of Exhibit L hereto.

            "Servicing Standard" shall have the meaning specified in Section 12(a).

            "SIPA" means the Securities Investor Protection Act of 1970, as amended from time to time.

            "Special Purpose Entity" shall mean a Person, other than an individual, which is formed or organized solely for the purpose of holding, directly or indirectly, an ownership interest in one or more Mezzanine Loans or Mezzanine Loan Junior Interests, does not engage in any business unrelated to the Mezzanine Loans or Mezzanine Loan Junior Interests, does not have any assets other than as otherwise expressly permitted by this Repurchase Agreement, has its own separate books and records and will not commingle its funds in each case which are separate and apart from the books, records or funds, as applicable, of any other Person, and is subject to all of the limitations on the powers set forth in the organizational documentation of the Seller or such Mezzanine Loan Subsidiary, as the case may be, as in effect on each Purchase Date, and holds itself out as a Person separate and apart from any other Person and otherwise complies with all of the covenants set forth in Section 14(x).

            "Statement Date" has the meaning set forth in Section 13(a)(5) hereof.

            "Subordinated Debt" means, Indebtedness of Seller which is (i) unsecured, (ii) no part of the principal of such Indebtedness is required to be paid (whether by way of mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) prior to the date which is one year following the Termination Date and (iii) the payment of the principal of and interest on such Indebtedness and other obligations of Seller in respect of such Indebtedness are subordinated to the prior payment in full of the principal of and interest (including post-petition obligations) on the Transactions and all other obligations and liabilities of Seller to Buyer hereunder on terms and conditions approved in writing by Buyer and all other terms and conditions of which are satisfactory in form and substance to Buyer.

            "Subsidiary" means, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

            "Summary Diligence Materials" means the items described on Annex 2 to Exhibit A hereto for each Eligible Asset proposed to be sold to Buyer in accordance with, and subject to the terms and conditions of, this Agreement.

            "Termination Date" means the earlier of (a) the Rolling Termination Date, and (b) the date of the occurrence of an Event of Default.

            "Testing Date" has the meaning set forth in paragraph 26 of Schedule 1(a).

            "Third Party Servicer" means any servicer of the Purchased Assets or a portion thereof, other than the Servicer who is the primary servicer and administrator of the Purchased Assets.

            "Title Exceptions" has the meaning set forth in paragraph 17 of
Schedule 1(a).

            "Transaction" has the meaning set forth in Section 1 hereof.

            "Transaction Request" means a request from Seller to Buyer, in the form attached as Exhibit A hereto, to enter into a Transaction.

            "Trust Receipt" means a trust receipt, substantially in the form attached hereto as Exhibit J, issued by Custodian to Buyer confirming the Custodian's possession of certain Asset Files which are the property of and held by Custodian for the benefit of Buyer (or any other holder of such trust receipt) or a bailment arrangement with counsel or other third party acceptable to Buyer in its sole and absolute discretion.

            "Underlying Mortgage Loan" means, with respect to any Junior Interest, Mezzanine Loan, CMBS Security or CRE CDO Security, a mortgage loan made in respect of the related Underlying Mortgaged Property.

            "Underlying Mortgaged Property" means in the case of any:

            (a) Commercial Mortgage Loan, the Mortgaged Property securing such Commercial Mortgage Loan;

            (b) Junior Interest, the Mortgaged Property securing the Mortgage Loan in which such Junior Interest represents a junior participation (if the Junior Interest is of the type described in clause (a) of the definition thereof) or the Mortgaged Property securing such Junior Interest (if the Junior Interest is of the type described in clause (b) of the definition thereof);

            (c) Mezzanine Loan, the Mortgaged Property that is (i) encumbered by the second lien mortgage securing such Mezzanine Loan, or (ii) owned by the Person the Capital Stock of which is pledged as collateral security for such Mezzanine Loan, as applicable;

            (d) CMBS Security, the Mortgaged Property securing the Underlying Mortgage Loans related to such security; and

            (e) CRE CDO Security, the Mortgaged Property securing the Underlying Mortgage Loans related to such security.

            "Uniform Commercial Code" means the Uniform Commercial Code as in effect on the date hereof in the State of New York or the Uniform Commercial Code as in effect in the applicable jurisdiction.

      3. Program; Initiation of Transactions

            a. From time to time, in the sole discretion of Buyer, Buyer may purchase from Seller certain Eligible Assets that have been purchased by Seller. All Purchased Assets shall be serviced by Servicer in accordance with the Servicing Standard subject to the Buyer's rights herein. The aggregate Purchase Price of Purchased Assets subject to outstanding Transactions shall not exceed the Maximum Aggregate Purchase Price.

            b. With respect to each Transaction Seller shall give Buyer and Custodian at least 10 Business Days' prior notice of any proposed Purchase Date (the date on which such notice is given, the "Notice Date"). On the Notice Date, Seller shall (i) request that Buyer enter into a Transaction by furnishing to Buyer a Transaction Request accompanied by a Complete Submission and (ii) deliver to Buyer and Custodian a proposed Purchased Asset Schedule. In the event the Purchased Asset Schedule provided by Seller contains erroneous computer data, is not formatted properly or the computer fields are otherwise improperly aligned, Buyer shall provide written or electronic notice to Seller describing such error and Seller shall correct the computer data, reformat the Eligible Assets or properly align the computer fields. The Seller shall hold Buyer harmless for such correction, reformatting or realigning, as applicable.

            c. With respect to each Transaction which Seller requests to enter into simultaneously with the purchase by the Seller or the Mezzanine Loan Subsidiaries of the related Purchased Assets, Mezzanine Loans or Mezzanine Loan Junior Interests, Seller and the Buyer shall cooperate in entering into a document and funding escrow arrangement acceptable to the Buyer in its sole discretion.

            d. Following receipt of a Transaction Request and a Complete Submission, Buyer shall, as hereinafter provided, inform Seller of its election to purchase any Eligible Assets proposed to be sold to Buyer by Seller hereunder. Buyer shall have the right to review all Eligible Assets proposed to be sold to Buyer and conduct its own due diligence investigation of such Eligible Assets as Buyer determines. Buyer shall conduct its diligence review within the following time frame beginning on the Business Day following receipt of the Complete Submission: in the case of a proposed Transaction of (i) up to five (5) Eligible Assets, ten (10) Business Days; (ii) more than five (5) but no more than twenty-five (25) Eligible Assets, twenty
            (20) Business Days, and (iii) more than twenty-five (25) Eligible Assets, a time frame to be mutually agreed upon by Buyer and Seller. If, with respect to any Eligible Asset, Buyer does not respond to Seller within the time frames specified in the preceding sentence, Buyer shall be deemed to have elected not to purchase such Eligible Asset. Upon completion of its review, Buyer shall in its sole discretion determine whether to purchase such Eligible Assets or provide a Purchase Price Increase with respect to the related Mezzanine Loans or Mezzanine Loan Junior Interests purchased by the Mezzanine Loan Subsidiary and consistent with this Agreement, specify the terms for such proposed Transaction, including the Purchase Price or Purchase Price Increase, Purchase Price Percentage, the Asset Value, the Pricing Rate, and the Repurchase Date for such Transaction. The terms thereof shall be set forth in the Purchase Confirmation to be delivered to Seller on or prior to the Purchase Date.

            e. Upon the satisfaction of the applicable conditions precedent set forth in Section 10 hereof, all of Seller's interest in the Repurchase Assets shall pass to Buyer on the Purchase Date, against the transfer of the Purchase Price or Purchase Price Increase to Seller. Upon transfer of the Purchased Assets to Buyer as set forth in this Section and until termination of any related Transactions as set forth in Sections 4 or 16 of this Agreement, ownership of each Purchased Asset, including each document in the related Asset File and Records, is vested in Buyer; provided that, prior to the recordation by the Custodian as provided for in the Custodial Agreement record title in the name of Seller to each Purchased Asset (other than with respect to Securities) shall be retained by Seller on behalf of, and for the benefit of Buyer, for the sole purpose of facilitating the servicing and the supervision of the servicing of the Purchased Assets.

            f. Upon transfer of the Mezzanine Loan Subsidiary Interests to Buyer as set forth herein and until termination of any related Transactions as set forth herein, ownership of the Mezzanine Loan Subsidiary Interests is vested in the Buyer, and record title to each Mezzanine Loan and each Mezzanine Loan Junior Interest shall be retained by Mezzanine Loan Subsidiary Interests or a Servicer for liquidation purposes, for the benefit of Buyer.

            g. This Agreement is not a commitment by Buyer to enter into Transactions with Seller but rather sets forth the procedures to be used in connection with periodic requests for Buyer to enter into Transactions with Seller. Seller hereby acknowledges that Buyer is under no obligation to agree to enter into, or to enter into, any Transaction pursuant to this Agreement.

      4. Repurchase

            a. Seller shall repurchase the related Purchased Assets from Buyer on each related Repurchase Date for the related Repurchase Price. Such obligation to repurchase exists without regard to any prior or intervening liquidation or foreclosure with respect to any Purchased Asset (but liquidation or foreclosure proceeds received by Buyer shall be applied to reduce the Repurchase Price for such Purchased Asset on each Price Differential Payment Date except as otherwise provided herein). Seller is obligated to repurchase and take physical possession of the Purchased Assets from Buyer or its designee (including the Custodian) at Seller's expense on the related Repurchase Date.

            b. Provided that no Event of Default shall have occurred and is continuing, and Buyer has received the related Repurchase Price upon repurchase of the Purchased Assets, Buyer agrees to release its ownership interest hereunder in the Purchased Assets (including, the Repurchase Assets related thereto) at the request of Seller and concurrently with such release, Buyer shall be deemed to have transferred its ownership interest in such Purchased Assets to the Seller. Buyer agrees to deliver to Seller such instruments of further assurance as Seller may reasonably request to evidence such transfer.

            c. With respect to prepayments in full or part by the related Mortgagor or obligor of a Purchased Asset, Mezzanine Loan or Mezzanine Loan Junior Interest, Seller agrees to (i) provide Buyer with a copy of a report from the related Servicer indicating that such Purchased Asset, Mezzanine Loan or Mezzanine Loan Junior Interest has been paid in full or part, (ii) pay to Buyer the portion of the Repurchase Price payable pursuant to Paragraph 4(a) above within one Business Day of receipt of such prepayment and
            (iii) provide Buyer a notice specifying each Purchased Asset, Mezzanine Loan or Mezzanine Loan Junior Interest that has been prepaid. With respect to Purchased Assets, Mezzanine Loans or Mezzanine Loan Junior Interests being serviced by Third Party Servicers, the Seller or Mezzanine Loan Subsidiary, as applicable, and Servicer shall forward all payments to the Buyer to the extent received from the underlying obligor and Third Party Servicer. Buyer agrees to release its ownership interest in Purchased Assets, Mezzanine Loans or Mezzanine Loan Junior Interests which have been prepaid in full after receipt of evidence of compliance with clauses
            (i) through (iii) of the second preceding sentence, and concurrently with such release, Buyer shall be deemed to have transferred its ownership interest in such Purchased Assets to the Seller. Buyer agrees to deliver to Seller such instruments of further assurance as Seller may reasonably request to evidence such transfer.

            d. The Seller may voluntarily repurchase Purchased Assets or request a Purchase Price Decrease without penalty or premium on any Business Day. If the Seller intends to make such a repurchase or Purchase Price Decrease, the Seller shall give two (2) Business Days' prior written notice thereof to the Buyer, designating the Purchased Assets, Mezzanine Loans or Mezzanine Loan Junior Interests to be repurchased, which notice is irrevocable if not revoked prior to the date one (1) Business Day prior to the proposed Repurchase Date. If such notice is given and not revoked, the amount specified in such notice shall be due and payable on the date specified therein, and, on receipt, such amount shall be applied to the Repurchase Price for the designated Purchased Assets. Buyer agrees to release its ownership interest in Purchased Assets, or release its security interest in the Mezzanine Loans and Mezzanine Loan Junior Interests, immediately upon receipt of such Repurchase Price, and concurrently with such release, Buyer shall be deemed to have transferred its ownership interest in such Purchased Assets to the Seller. Buyer agrees to deliver to Seller such instruments of further assurance as Seller may reasonably request to evidence such transfer

            e. If the Seller repurchases, in whole or in part, or causes a Purchase Price Decrease with respect to, Purchased Assets, Mezzanine Loans or Mezzanine Loan Junior Interests on any day which is not the Repurchase Date or a Price Differential Payment Date (as determined at the time the Buyer locked in the rate of LIBOR) for such Purchased Assets, the Seller shall indemnify the Buyer and hold the Buyer harmless from any losses, costs and/or expenses which the Buyer sustains or incurs arising from the reemployment of funds obtained by the Buyer hereunder or from fees payable to terminate the deposits from which such funds were obtained, in each case for the remainder of the applicable 30-day period ("Breakage Costs"). The Buyer shall deliver to the Seller a statement setting forth the amount and basis of determination of any Breakage Costs in reasonable detail, it being agreed that such statement and the method of its calculation shall be conclusive and binding upon the Seller, absent manifest error.

      5. Price Differential

            a. The Pricing Rate shall be reset with respect to each Libor Period that a Transaction is outstanding, and, unless otherwise agreed, the accrued and unpaid Price Differential shall be settled in cash on the related Price Differential Payment Date immediately following such Libor Period. Two Business Days prior to the Price Differential Payment Date, Buyer shall give Seller written or electronic notice of the amount of the Price Differential due on such Price Differential Payment Date. On the Price Differential Payment Date, Seller shall pay to Buyer (to the extent not paid on such date through the distributions required pursuant to Sections 7(d), 7(e) or 34 hereof) the accrued but unpaid Price Differential and the accrued but unpaid Administration Fee for such Price Differential Payment Date, by wire transfer in immediately available funds.

            b. If Seller fails to pay (through Sections 7(d), 7(e), 34 or the preceding clause (a)), all or part of the Price Differential by 3:00 p.m. (New York City time) on the related Price Differential Payment Date, with respect to any Purchased Asset, Seller shall be obligated to pay to Buyer (in addition to, and together with, the amount of such Price Differential) the amount by which interest on the unpaid Repurchase Price at a rate per annum equal to the Post Default Rate exceeds the amount of such Price Differential, until the unpaid Price Differential is received in full by Buyer.

      6. Margin Maintenance

            a. If at any time the Asset Value of the Purchased Assets subject to Transactions is less than the Purchase Price for then outstanding Transactions (an "Asset Value Margin Deficit"), then, if such Asset Value Margin Deficit (combined with any Concentration Limit Margin Deficit and any Rating Margin Deficit) is greater than the Permitted Amount, Buyer may by notice to Seller require Seller to transfer to Buyer cash in an amount at least equal to the Asset Value Margin Deficit (such requirement, an "Asset Value Margin Call") and Buyer shall apply such cash to the Repurchase Price with respect to the Purchased Asset that gave rise to such Asset Value Margin Call.

            b. If at any time after the Ramp-up Trigger Date, the Concentration Limit is exceeded (the amount of such excess, a "Concentration Limit Margin Deficit"), then, if such Concentration Limit Margin Deficit (combined with any Asset Value Margin Deficit and any Rating Margin Deficit) is greater than the Permitted Amount, Buyer may by notice to Seller require Seller to transfer to Buyer cash in an amount such that the Purchased Assets would be in compliance with such Concentration Limit (such requirement, a "Concentration Limit Margin Call") and the Buyer shall apply such cash to the outstanding Purchase Price of all Purchased Assets on a weighted average, pro rata, basis in the category of the Purchased Assets that exceeded its respective Concentration Limit.

            c. If at any time after the Ramp-up Trigger Date, the Buyer determines in its sole good faith discretion that the Purchase Price outstanding relative to Purchased Assets would not receive a rating of at least BBB+ (or the comparable designation) from any Rating Agency, as determined by Buyer in its sole good faith discretion generally in accordance with the methodology used by any Rating Agency, (a "Rating Margin Deficit" and together with an Asset Value Margin Deficit and a Concentration Limit Margin Deficit a "Margin Deficit"), then, if such Rating Margin Deficit (combined with any Concentration Limit Margin Deficit and any Asset Value Margin Deficit) is greater than the Permitted Amount, Buyer may by notice to Seller require Seller to transfer to Buyer cash in an amount such that the entire Purchase Price outstanding relative to such Purchased Assets after application of such cash would receive a rating of at least BBB+ (or the comparable designation) from any Rating Agency, as determined by Buyer (such requirement, a "Rating Margin Call" and together with an Asset Value Margin Call and a Concentration Limit Margin Call a "Margin Deficit") and the Buyer shall apply such cash to the outstanding Purchase Price of all Purchased Assets on a weighted average, pro rata, basis.

            d. Notices delivered pursuant to Sections 6(a), 6(b) or 6(c) may be given by any written means pursuant to Section 20. Any notice given before 10:00 a.m. (New York City time) on a Business Day shall be met, and the related Margin Call satisfied, no later than 5:00 p.m. (New York City time) on such Business Day; notice given after 10:00 a.m. (New York City time) on a Business Day shall be met, and the related Margin Call satisfied, no later than 5:00 p.m. (New York City time) on the following Business Day (the foregoing time requirements for satisfaction of a Margin Call are referred to as the "Margin Deadlines"). The failure of Buyer, on any one or more occasions, to exercise its rights hereunder, shall not change or alter the terms and conditions to which this Agreement is subject or limit the right of Buyer to do so at a later date. Seller and Buyer each agree that a failure or delay by Buyer to exercise its rights hereunder shall not limit or waive Buyer's rights under this Agreement or otherwise existing by law or in any way create additional rights for Seller.

            e. In the event that a Margin Deficit exists with respect to any Purchased Asset, Buyer may retain any funds received by it to which the Seller would otherwise be entitled hereunder, which funds shall be applied by Buyer against the related Margin Deficit by application against the Repurchase Price for the related Purchased Asset for which the related Margin Deficit remains otherwise unsatisfied. Notwithstanding the foregoing, the Buyer retains the right, in its sole good faith discretion, to make a Margin Call in accordance with the provisions of this Section 6.

      7. Income Payments

            a. The Securities Account shall be established by the Servicer in accordance with the terms and conditions of the Control Account Agreement concurrently with the execution and delivery of this Agreement by Seller and Buyer. Buyer shall have sole dominion and control over the Securities Account. All Income (other than amounts deposited in escrow accounts in accordance with the Servicing Standard) in respect of the Purchased Assets and any payments in respect of associated Interest Rate Protection Agreements, as well as any interest received from the reinvestment of such Income, shall be deposited into the Securities Account within two (2) Business Days of receipt by Servicer and shall be remitted by Servicer from the Securities Account in accordance with this Agreement. All such Income shall be held for and on behalf of Buyer, shall constitute the property of Buyer subject to the terms of this Agreement and once deposited into the Securities Account shall not be commingled with other property of Seller, any Affiliate of Seller, or Servicer. Servicer shall have the right at all times, subject to the provisions of the Control Account Agreement, to access and remove funds in the Securities Account to the extent permitted by the Servicing Standard. Such amounts may be invested in Permitted Investments that mature on the succeeding Price Differential Payment Date.

            b. Servicer shall deposit all Income (other than amounts deposited in escrow accounts), derived from the Purchased Assets, whether constituting collections thereon or proceeds of sale thereof, into the Securities Account within two (2) Business Days of receipt by Servicer.

            c. In addition, with respect to each Purchased Asset, Seller shall deliver to the Custodian an instruction letter from Buyer, signed by the Servicer, with respect to such Purchased Asset, instructing the Servicer, as applicable, to remit all sums required to be remitted to the holder of such Purchased Asset under the loan documents to the Securities Account or as otherwise directed in a written notice signed by Buyer. Buyer may deliver such instruction letter to the Servicer only upon the occurrence and during the continuance of an Event of Default. With respect to Third Party Servicers, the parties shall comply with Section 12(d) hereof.

            d. Unless an Event of Default shall have occurred and be continuing, all Balloon Payments and Principal Prepayments deposited into the Securities Account shall, after notice to Buyer, be applied by Buyer on the date of such deposit or, if such deposit is made after 3:00 p.m. (New York time), on the following Business Day, to reduce the Repurchase Price of the related Purchased Asset by an amount equal to the lesser of (i) the amount of such payment and (ii) the Repurchase Price of the related Purchased Asset. The balance of such Balloon Payments and Principal Prepayments in excess of the Repurchase Price of the related Purchased Asset shall be paid to Seller on such date.

            e. Funds deposited in the Securities Account during any Libor Period (except as provided in Section 7(d) above) shall be held therein until the next Price Differential Payment Date. On or before 3:00 p.m. (New York time) on the day prior to the Price Differential Payment Date, Servicer shall deliver to Buyer and the Bank a Distribution Worksheet. Subject to the terms of the Control Account Agreement and in accordance with the Buyer authorization (which Buyer shall not unreasonably withhold, delay or condition unless an Event of Default has occurred and is continuing), Buyer or Servicer on Buyer's behalf, shall withdraw any funds on deposit in the Securities Account and apply such funds as follows:

                              (i) first, to Buyer in payment of any accrued and
                  unpaid Price Differential to the extent not paid by Seller to Buyer pursuant to Section 5;

                              (ii) second, to Buyer in payment of any accrued
                  and unpaid Administration Fee to the extent not paid by Seller to Buyer pursuant to Section 5;

                              (iii) third, without limiting the rights of Buyer
                  under Section 6 of this Agreement, to Buyer, in the amount of any unpaid Margin Deficit;

                              (iv) fourth, to Buyer in payment of any accrued
                  and unpaid Breakage Costs to the extent not paid by Seller to Buyer pursuant to Section 4;

                              (v) fifth, to Buyer in reduction of the Purchase
                  Price of each Purchased Asset, the full amount of any payments of principal or other invested amount received on or with respect to such Purchased Asset and not theretofore applied in reduction of such Repurchase Price pursuant to Section 7(d);

                              (vi) sixth, to the payment of all other costs and
                  fees then due and payable to Buyer pursuant to this Agreement; and

                              (vii) seventh, any remainder shall be paid to
                  Seller.

            f. Notwithstanding the preceding provisions, if an Event of Default shall have occurred and be continuing hereunder, all funds in the Securities Account shall be withdrawn and applied:

                              (i) first, in the same order of priority as
                  Sections 7 (e)(1), (2), and (3) above;

                              (ii) second, to reduction of the Repurchase Price
                  until reduced to zero;

                              (iii) third, to payment of all costs and fees and
                  any other Obligations payable to Buyer pursuant to this Agreement; and

                              (iv) fourth, any remainder shall be paid to
                  Seller.

            g. Buyer shall offset against the accrued and outstanding Price Differential all Price Differential payments actually received by Buyer pursuant to Section 5, except to the extent of any amounts paid at the Post Default Rate, which excess amounts shall be applied in reduction of Seller's obligation to pay excess interest on the unpaid Repurchase Price calculated at the Post Default Rate..

      8. Security Interest

            a. Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller hereby pledges to Buyer as security for the performance by Seller of its Obligations and hereby grants, assigns and pledges to Buyer a fully perfected first priority security interest in all right, title and interest of the Seller in and to the Purchased Assets, the Records, and all related servicing rights, the Program Agreements (to the extent such Program Agreements and Seller's right thereunder relate to the Purchased Assets), any Property relating to the Purchased Assets, all insurance policies and insurance proceeds relating to any Purchased Asset or the related Mortgaged Property, including, but not limited to, any payments or proceeds under any related primary insurance, hazard insurance and, Income, the Securities Account, Interest Rate

            Protection Agreements, Loan Security Agreements, the related Asset Purchase Agreements, accounts (including any interest of Seller in escrow accounts) and any other contract rights, instruments, accounts, payments, rights to payment (including payments of interest or finance charges) general intangibles and other assets relating to the Purchased Assets (including, without limitation, any other accounts) or any interest in the Purchased Assets, and any proceeds (including the related securitization proceeds) and distributions with respect to any of the foregoing and any other property, rights, title or interests as are specified on a Transaction Request and/or Trust Receipt, in all instances, whether now owned or hereafter acquired, now existing or hereafter created (collectively, the "Repurchase Assets"). Seller agrees to execute, deliver and/or file such documents and perform such acts as may be reasonably necessary to fully perfect Buyer's security interest created hereby. Furthermore, the Seller hereby authorizes the Buyer to file financing statements relating to the Repurchase Assets, as the Buyer, at its option, may deem appropriate. The Seller shall pay the filing costs for any financing statement or statements prepared pursuant to this Section. Buyer agrees to release such security interest with respect to any Repurchase Assets that are repurchased by Seller and shall execute and deliver such documents and perform such acts as may be reasonably necessary to effect such release.

            The parties acknowledge and agree that the Mezzanine Loan Subsidiary Interests constitute "general intangibles" (as defined in Section 9-102(a)(42) of the Uniform Commercial Code); and each Seller therefore covenants and agrees that (A) the Mezzanine Loan Subsidiary Interests are not and will not be dealt in or traded on securities exchanges or securities markets, (B) the terms of the Mezzanine Loan Subsidiary Interests do not and will not provide that they are securities governed by the Uniform Commercial Code and (C) the Mezzanine Loan Subsidiary Interests are not and will not be investment company securities within the meaning of Section 8 103 of the Uniform Commercial Code.

            If Seller shall, as a result of its interest in the Mezzanine Loan Subsidiary Interests, become entitled to receive or shall receive any certificate evidencing any limited liability company interest or other equity interest, any option rights, or any equity interest in Mezzanine Loan Subsidiary , whether in addition to, in substitution for, as a conversion of, or in exchange for the Mezzanine Loan Subsidiary Interests, or otherwise in respect thereof, Seller shall accept the same as the Buyer's agent, hold the same for and on behalf of the Buyer and deliver the same forthwith to the Buyer in the exact form received, duly endorsed by Seller to the Buyer, if required, together with an undated transfer power, if required, covering such certificate duly executed in blank, to be held by the Buyer subject to the terms hereof as additional security for the Obligations. Any sums paid upon or in respect of the Mezzanine Loan Subsidiary Interests upon the liquidation or dissolution of Mezzanine Loan Subsidiary shall be paid over to the Buyer as additional security for any outstanding Obligations. If following the occurrence and during the continuation of an Event of Default any sums of money or property so paid or distributed in respect of the Mezzanine Loan Subsidiary Interests shall be received by Seller, Seller shall, until such money or property is paid or delivered to the Buyer, hold such money or property for and on behalf of the Buyer segregated from other funds of Seller, as additional security for the Obligations.

            Unless an Event of Default shall have occurred and be continuing, Seller shall be permitted to receive all cash dividends or other cash distributions paid in respect of the Mezzanine Loan Subsidiary Interests and to exercise all voting and member rights with respect to the Mezzanine Loan Subsidiary Interests; provided, however, that no vote shall be cast or member right exercised or other action taken which would impair the Mezzanine Loan Subsidiary Interests or which would be inconsistent with or result in a violation of any provision of this Agreement. Without the prior consent of the Buyer, Seller will not (i) vote to enable, or take any other action to permit Mezzanine Loan Subsidiary to issue any membership interests of any nature or to issue any other membership interests convertible into or granting the right to purchase or exchange for any membership interests of Mezzanine Loan Subsidiary , or (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Mezzanine Loan Subsidiary Interests or
            (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, the Mezzanine Loan Subsidiary Interests, or any interest therein, except for the Lien provided for by this Agreement, or (iv) enter into any agreement (other than the Limited Liability Company Agreement and this Agreement) or undertaking restricting the right or ability of Seller to sell, assign or transfer any of the Mezzanine Loan Subsidiary Interests.

            The Seller agrees to pay, and to save the Buyer harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Mezzanine Loan Subsidiary Interests.

            b. Mezzanine Loan Subsidiary hereby pledges to Buyer as security for the performance by Seller of its Obligations and hereby grants, assigns and pledges to Buyer a fully perfected first priority security interest in all of its right, title and interest in and to the Mezzanine Loans, the Mezzanine Loan Junior Interests, the Records related to such Mezzanine Loans or Mezzanine Loan Junior Interests, and all related servicing rights, the Program Agreements (to the extent such Program Agreements and the Mezzanine Loan Subsidiary's right thereunder relate to the Mezzanine Loans or the Mezzanine Loan Junior Interests), any Property relating to the Mezzanine Loans or the Mezzanine Loan Junior Interests, all insurance policies and insurance proceeds relating to any Mezzanine Loans, the Mezzanine Loan Junior Interests or the related Mortgaged Property, including, but not limited to, any payments or proceeds under any related primary insurance, hazard insurance and, Income, accounts (including any interest of the Mezzanine Loans or Mezzanine Loan Junior Interests in escrow accounts) and any other contract rights, instruments, accounts, payments, rights to payment (including payments of interest or finance charges) general intangibles and other assets relating to the Mezzanine Loans or Mezzanine Loan Junior Interests (including, without limitation, any other accounts) or any interest in the Mezzanine Loans or the Mezzanine Loan Junior Interests, and any proceeds (including the related securitization proceeds) and distributions with respect to any of the foregoing, in all instances, whether now owned or hereafter acquired, now existing or hereafter created (collectively, the "Mezzanine Loan Assets"). Mezzanine Loan Subsidiary agrees to execute, deliver and/or file such documents and perform such acts as may be reasonably necessary to fully perfect Buyer's security interest created hereby. Furthermore, the Mezzanine Loan Subsidiary hereby authorizes the Buyer to file financing statements relating to the Mezzanine Loan Assets, as the Buyer, at its option, may deem appropriate. The Mezzanine Loan Subsidiary shall pay the filing costs for any financing statement or statements prepared pursuant to this paragraph. Buyer agrees to release such security interest with respect to any Mezzanine Loans or Mezzanine Loan Junior Interests that are released with respect to a Purchase Price Decrease and shall execute and deliver such documents and perform such acts as may be reasonably necessary to effect such release.

      9. Payment and Transfer

            Unless otherwise mutually agreed in writing, all transfers of funds to be made by Seller hereunder shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Buyer at the following account maintained by Buyer: JPM Chase, Column Financial, Inc, ABA# 021000021, Account # 066213630, Attn: Chris Marcello (212) 325-6216 or such other account as Buyer shall specify to Seller in writing at least one Business Day prior to the date any payment to such account by Seller is due. Seller acknowledges that it has no rights of withdrawal from the foregoing account. All Purchased Assets transferred by one party hereto to the other party shall be in the case of a purchase by Buyer in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and such other documentation as Buyer may reasonably request. All Purchased Assets shall be evidenced by a Trust Receipt. Any Repurchase Price received by Buyer after 2:00 p.m. (New York City time) shall be deemed received on the next succeeding Business Day.

      10. Conditions Precedent

            a. Initial Transaction. As conditions precedent to the initial Transaction, Buyer shall have received on or before the day of such initial Transaction the following, in form and substance satisfactory to Buyer and duly executed by Seller, Limited Guarantor and each other party thereto:

                              (i) Program Agreements. The Program Agreements
                  (including without limitation the Limited Guaranty and a Custodial Agreement in a form acceptable to Buyer) duly executed and delivered by the parties thereto and being in full force and effect, free of any modification, breach or waiver.

                              (ii) Security Interest. Evidence that all other
                  actions necessary or, in the opinion of Buyer, desirable to perfect and protect Buyer's interest in the Purchased Assets, Mezzanine Loans, Mezzanine Loan Junior Interests and other Repurchase Assets have been taken, including, without limitation, duly authorized and filed Uniform Commercial Code financing statements on Form UCC-1.

                              (iii) Organizational Documents. A certificate of
                  the corporate secretary of each of Seller, Mezzanine Loan Subsidiary and Limited Guarantor substantially in the form of Exhibit G hereto, attaching certified copies of each of Seller's, Mezzanine Loan Subsidiary's and Limited Guarantor's charter, bylaws and corporate resolutions approving the Program Agreements and transactions thereunder (either specifically or by general resolution) and all documents evidencing other necessary corporate action or governmental approvals as may be required in connection with the Program Agreements.

                              (iv) Good Standing Certificate. A certified copy
                  of a good standing certificate from the jurisdiction of organization of each of Seller, Mezzanine Loan Subsidiary and Limited Guarantor, dated as of no earlier than the date 10 Business Days prior to the Purchase Date with respect to the initial Transaction hereunder.

                              (v) Incumbency Certificate. An incumbency
                  certificate of the corporate secretary of each of Seller, Mezzanine Loan Subsidiary and Limited Guarantor, certifying the names, true signatures and titles of the representatives duly authorized to request transactions hereunder and to execute the Program Agreements.

                              (vi) Opinions of Counsel. An opinion of Seller's,
                  Mezzanine Loan Subsidiary's and Limited Guarantor's counsel, in form and substance substantially as set forth in Exhibit F attached hereto.

                              (vii) Fees. Payment of any fees due to Buyer
                  hereunder.

                              (viii) Insurance. Evidence that Seller or Limited
                  Guarantor has added Buyer as an additional loss payee under the Seller's Fidelity Insurance.

            b. All Transactions. The obligation of Buyer to enter into each Transaction pursuant to this Agreement is subject to the following conditions precedent:

                              (i) Due Diligence Review. Without limiting the
                  generality of Sections 3(d) and 36 hereof, Buyer shall have completed, to its satisfaction, its due diligence review of the related Eligible Assets, the related Asset Purchase Agreement, Seller, Limited Guarantor and the Servicer.

                              (ii) Securities. With respect to Securities
                  proposed to be purchased:

                  (a) that shall be delivered or held in definitive,
            certificated form, the Seller shall deliver to the Buyer or its designee the original of the relevant certificate registered in the name of the Buyer or its designee;

                  (b) that shall be delivered through a Relevant System in
            book-entry form and credited to or otherwise held in an account, such Security shall be registered in the name of the Buyer or its designee and the Seller shall take such actions necessary to provide instruction to the relevant financial institution or other entity, which instruction shall be sufficient if complied with to effect a legally valid delivery of the relevant interest granted therein to Buyer hereunder. In connection with any account to which the Securities are credited or otherwise held, the Seller shall execute and deliver such other and further documents or instruments necessary, in the reasonable opinion of the Buyer, to effect a legally valid delivery of the relevant interest granted therein to Buyer hereunder. Any account to which the Securities are credited shall be designed as the Buyer may direct.

                              (iii) Transaction Documents. Buyer or its designee
                  shall have received on or before the day of such Transaction (unless otherwise specified in this Agreement) the following, in form and substance satisfactory to Buyer and (if applicable) duly executed:

                  (a) A Transaction Request delivered pursuant to Section 3(b)
            hereof and a Purchase Confirmation;

                  (b) The Trust Receipt;

                  (c) The Closing Data Tape;

                  (d) An assignment of the related Asset Purchase Agreement;

                  (e) Such certificates, opinions of counsel or other documents as Buyer may reasonably request.

                              (iv) Asset File. On or before each Purchase Date
                  with respect to each Purchased Asset (other than Purchased Assets which are Securities), Seller shall deliver or cause to be delivered to Buyer or its designee (initially, the Custodian) the Custodial Delivery Letter in the form attached hereto as Exhibit D. In connection with each sale, transfer, conveyance and assignment of a Purchased Asset (other than Purchased Assets which are Securities), on or prior to each Purchase Date with respect to such Purchased Asset, Seller shall deliver or cause to be delivered and released to the Custodian the documents set forth in the Asset File, pertaining to each of the Purchased Assets (other than Purchased Assets which are Securities) identified in the Custodial Delivery Letter delivered therewith.

                              (v) No Default. No Default or Event of Default
                  shall have occurred and be continuing;

                              (vi) Requirements of Law. Buyer shall not have
                  determined that the introduction of or a change in any Requirement of Law or in the interpretation or administration of any Requirement of Law applicable to Buyer has made it unlawful, and no Governmental Authority shall have asserted that it is unlawful, for Buyer to enter into Transactions with a Pricing Rate based on LIBOR.

                              (vii) Representations and Warranties. Both
                  immediately prior to the related Transaction and also after giving effect thereto and to the intended use thereof, the representations and warranties made by Seller in each Program Agreement shall be true, correct and complete on and as of such Purchase Date in all material respects with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                              (viii) Minimum Amount. Each Eligible Asset subject
                  to a Transaction Request shall be for a Purchase Price not less than $1,000,000.

                              (ix) Material Adverse Change. None of the
                  following shall have occurred and/or be continuing:

                  (a) an event or events shall have occurred in the good faith determination of Buyer resulting in the effective absence of a "repo market" or comparable "lending market" for financing debt obligations secured by mortgage loans or securities or an event or events shall have occurred resulting in Buyer not being able to finance Purchased Assets through the "repo market" or "lending market" with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events; or

                  (b) an event or events shall have occurred resulting in the effective absence of a "securities market" for securities backed by mortgage loans or an event or events shall have occurred resulting in Buyer not being able to sell securities backed by mortgage loans at prices which would have been reasonable prior to such event or events; or

                  (c) there shall have occurred a material adverse change in the financial condition of Buyer which affects (or can reasonably be expected to affect) materially and adversely the ability of Buyer to fund its obligations under this Agreement.

            c. Transaction Request. Each Transaction Request delivered by the Seller hereunder shall constitute a certification by the Seller that all the conditions set forth in Section 10(b) (other than clause (9) thereof) have been satisfied (both as of the date of such notice or request and as of the date of such purchase). Each Purchase Confirmation, together with this Agreement, shall be evidence of the terms of the Transaction(s) covered thereby unless specific objection is made no less than two (2) Business Days after the date thereof and Seller's acceptance of the related proceeds shall constitute Seller's agreement to the terms of such Purchase Confirmation. An objection sent by Seller with respect to any Purchase Confirmation (as to which Seller has not accepted or has returned the related proceeds) must state specifically that the writing is an objection, must specify the provision(s) of such Purchase Confirmation being objected to by Seller, and must set forth such provision(s) in the manner that Seller believes such provisions should be stated, and must be received by Buyer no more than two (2) Business Days after such Purchase Confirmation is received by Seller.

      11. Program; Costs

            a. Subject to the provisions of Section 36 hereof, Seller shall reimburse Buyer for any of Buyer's reasonable out-of-pocket costs, including due diligence review costs and reasonable attorney's fees, incurred by Buyer in determining the acceptability to Buyer of any Eligible Assets. Seller shall also pay, or reimburse Buyer if Buyer shall pay, any termination fee, which may be due any servicer. Seller shall pay the reasonable fees and expenses of Buyer's counsel in connection with its preparation of the Program Agreements. Legal fees for any subsequent amendments to this Agreement or related documents shall be borne by Seller. Seller shall pay ongoing custodial and bank fees and expenses and any other ongoing fees and expenses, in each case, under any other Program Agreement.

            b. If Buyer determines that, due to the introduction of or compliance by Buyer with any change in, (i) any eurocurrency reserve requirement or (ii) the interpretation of any law, regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be an increase in the cost to Buyer in engaging in the present or any future Transactions, then Seller agrees to pay to Buyer, from time to time, upon demand by Buyer (with a copy to Custodian) the actual cost of additional amounts as specified by Buyer (absent manifest error) to compensate Buyer for such increased costs.

            c. With respect to any Transaction, Buyer may conclusively rely upon, and shall incur no liability to Seller in acting upon, any request or other communication that Buyer reasonably believes to have been given or made by a person authorized to enter into a Transaction on Seller's behalf, whether or not such person is listed on the certificate delivered pursuant to Section 10(a)(5) hereof. In each such case, Seller hereby waives the right to dispute Buyer's record of the terms of the Purchase Confirmation, request or other communication (absent manifest error).

            d. Notwithstanding the assignment of the Program Agreements with respect to each Purchased Asset to Buyer, Seller agrees and covenants with Buyer to enforce diligently Seller's rights and remedies set forth in the Program Agreements.

            e. Any and all payments by the Seller under or in respect of this Repurchase Agreement or any other Repurchase Documents to which the Seller is a party shall be made free and clear of, and without deduction or withholding for or on account of, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities (including penalties, interest and additions to tax) with respect thereto, whether now or hereafter imposed, levied, collected, withheld or assessed by any taxation authority or other Governmental Authority (collectively, "Taxes"), unless required by law or otherwise provided herein with respect to Excluded Taxes. If the Seller shall be required under any applicable Requirement of Law to deduct or withhold any Taxes from or in respect of any sum payable under or in respect of this Repurchase Agreement or any of the other Repurchase Documents to the Buyer, (i) Seller shall make all such deductions and withholdings in respect of Taxes, (ii) Seller shall pay the full amount deducted or withheld in respect of Taxes to the relevant taxation authority or other Governmental Authority in accordance with any applicable Requirement of Law, and (iii) the sum payable by Seller shall be increased as may be necessary so that after Seller has made all required deductions and withholdings (including deductions and withholdings applicable to additional amounts payable under this Section 11) such Buyer receives an amount equal to the sum it would have received had no such deductions or withholdings been made in respect of Non-Excluded Taxes. For purposes of this Repurchase Agreement the term "Non-Excluded Taxes" are Taxes other than, in the case of a Buyer, Taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the jurisdiction under the laws of which such Buyer is organized or of its applicable lending office, or any political subdivision thereof, unless such Taxes are imposed as a result of such Buyer having executed, delivered or performed its obligations or received payments under, or enforced, this Agreement or any of the other Repurchase Documents (in which case such Taxes will be treated as Non-Excluded Taxes).

            f. In addition, Seller hereby agrees to pay any present or future stamp, recording, documentary, excise, property or value-added taxes, or similar taxes, charges or levies that arise from any payment made under or in respect of this Agreement or any other Repurchase Document or from the execution, delivery or registration of, any performance under, or otherwise with respect to, this Agreement or any other Repurchase Document (collectively, "Other Taxes").

            g. Seller hereby agrees to indemnify Buyer for, and to hold it harmless against, the full amount of Non-Excluded Taxes and Other Taxes, and the full amount of Taxes of any kind imposed by any jurisdiction on amounts payable under this Section 11 imposed on or paid by such Buyer and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. The indemnity by Seller provided for in this Section 11(g) shall apply and be made whether or not the Non-Excluded Taxes or Other Taxes for which indemnification hereunder is sought have been correctly or legally asserted. Amounts payable by Seller under the indemnity set forth in this Section 11(g) shall be paid within ten
            (10) days from the date on which Buyer makes written demand therefor.

            h. Within thirty (30) days after the date of any payment of Taxes, Seller (or any Person making such payment on behalf of Seller) shall furnish to Buyer for its own account a certified copy of the original official receipt evidencing payment thereof. For purposes of subsection (i) of this Section 11, the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

            i. Each Buyer (including for avoidance of doubt any assignee, successor or participant) that either (i) is not incorporated under the laws of the United States, any State thereof, or the District of Columbia or (ii) whose name does not include "Incorporated," "Inc.," "Corporation," "Corp.," "P.C.," "insurance company," or "assurance company" (a "Non-Exempt Buyer") shall deliver or cause to be delivered to Seller the following properly completed and duly executed documents:

                              (i) in the case of a Non-Exempt Buyer that is not
                  a United States person, a complete and executed (x) U.S. Internal Revenue Form W-8BEN with Part II completed in which Buyer claims the benefits of a tax treaty with the United States providing for a zero or reduced rate of withholding (or any successor forms thereto), including all appropriate attachments or (y) a U.S. Internal Revenue Service Form W-8ECI (or any successor forms thereto); or

                              (ii) in the case of an individual, (x) a complete
                  and executed U.S. Internal Revenue Service Form W-8BEN (or any successor forms thereto) and a certificate substantially in the form of Exhibit XII (a "Section 11 Certificate") or (y) a complete and executed U.S. Internal Revenue Service Form W-9 (or any successor forms thereto); or

                              (iii) in the case of a Non-Exempt Buyer that is
                  organized under the laws of the United States, any State thereof, or the District of Columbia, a complete and executed U.S. Internal Revenue Service Form W-9 (or any successor forms thereto), including all appropriate attachments; or

                              (iv) in the case of a Non-Exempt Buyer that (x) is
                  not organized under the laws of the United States, any State thereof, or the District of Columbia and (y) is treated as a corporation for U.S. federal income tax purposes, a complete and executed U.S. Internal Revenue Service Form W-8BEN claiming a zero rate of withholding (or any successor forms thereto) and a Section 11 Certificate; or

                              (v) in the case of a Non-Exempt Buyer that (A) is
                  treated as a partnership or other non-corporate entity, and
                  (B) is not organized under the laws of the United States, any State thereof, or the District of Columbia, (x)(i) a complete and executed U.S. Internal Revenue Service Form W-8IMY (or any successor forms thereto) (including all required documents and attachments) and (ii) a Section 11 Certificate, and (y) without duplication, with respect to each of its beneficial owners and the beneficial owners of such beneficial owners looking through chains of owners to individuals or entities that are treated as corporations for U.S. federal income tax purposes (all such owners, "beneficial owners"), the documents that would be required by clause (i), (ii), (iii), (iv), (vi),
                  (vii) and/or this clause (v) with respect to each such beneficial owner if such beneficial owner were Buyer, provided, however, that no such documents will be required with respect to a beneficial owner to the extent the actual Buyer is determined to be in compliance with the requirements for certification on behalf of its beneficial owner as may be provided in applicable U.S. Treasury regulations, or the requirements of this clause (v) are otherwise determined to be unnecessary, all such determinations under this clause (v) to be made in the sole discretion of Seller, provided, however, that Buyer shall be provided an opportunity to establish such compliance as reasonable; or

                              (vi) in the case of a Non-Exempt Buyer that is
                  disregarded for U.S. federal income tax purposes, the document that would be required by clause (i), (ii), (iii), (iv), (v),
                  (vii) and/or this clause (vi) of this Section 11(i) with respect to its beneficial owner if such beneficial owner were the Buyer; or

                              (vii) in the case of a Non-Exempt Buyer that (A)
                  is not a United States person and (B) is acting in the capacity as an "intermediary" (as defined in U.S. Treasury Regulations), (x)(i) a U.S. Internal Revenue Service Form W-8IMY (or any successor form thereto) (including all required documents and attachments) and (ii) a Section 7 Certificate, and (y) if the intermediary is a "non-qualified intermediary" (as defined in U.S. Treasury Regulations), from each person upon whose behalf the "non-qualified intermediary" is acting the documents that would be required by clause (i), (ii),
                  (iii), (iv), (v), (vi), and/or this clause (vii) with respect to each such person if each such person were Buyer.

            j. If the forms referred to above in this Section 11(i) that are provided by a Buyer at the time such Buyer first becomes a party to this Agreement or, with respect to a grant of a participation, the effective date thereof, indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be treated as Taxes other than "Non-Excluded Taxes" ("Excluded Taxes") and shall not qualify as Non-Excluded Taxes unless and until such Buyer provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate shall be considered Excluded Taxes solely for the periods governed by such form. If, however, on the date a Person becomes an assignee, successor or participant to this Agreement, Buyer transferor was entitled to indemnification or additional amounts under this Section 11, then the Buyer assignee, successor or participant shall be entitled to indemnification or additional amounts to the extent (and only to the extent), that the Buyer transferor was entitled to such indemnification or additional amounts for Non-Excluded Taxes, and the Buyer assignee, successor or participant shall be entitled to additional indemnification or additional amounts for any other or additional Non-Excluded Taxes.

            k. For any period with respect to which Buyer has failed to provide Seller with the appropriate form, certificate or other document described in subsection (i) of this Section 11 (other than (i) if such failure is due to a change in any applicable Requirement of Law, or in the interpretation or application thereof, occurring after the date on which a form, certificate or other document originally was required to be provided, (ii) if such form, certificate or other document otherwise is not required under subsection (i) of this Section 11, or (iii) if it is legally inadvisable or otherwise commercially disadvantageous for such Buyer to deliver such form, certificate or other document), such Buyer shall not be entitled to indemnification or additional amounts under subsection (a), (e) or (g) of this Section 11 with respect to Non-Excluded Taxes imposed by the United States by reason of such failure; provided, however, that should a Buyer become subject to Non-Excluded Taxes because of its failure to deliver a form, certificate or other document required hereunder, Seller shall take such steps as such Buyer shall reasonably request, to assist such Buyer in recovering such Non-Excluded Taxes.

            l. Without prejudice to the survival of any other agreement of the Seller hereunder, the agreements and obligations of the Seller contained in this Section 11 shall survive the termination of this Agreement. Nothing contained in this Section 11 shall require the Buyer to make available any of its tax returns or any other information that it deems to be confidential or proprietary.

            m. Each party to this Agreement acknowledges that it is its intent for purposes of U.S. federal, state and local income and franchise taxes, to treat the Transaction as indebtedness of the Seller that is secured by the Purchased Assets, the Mezzanine Loans and the Mezzanine Loan Junior Interests and the Purchased Assets as owned by the Seller for federal income tax purposes in the absence of a Default by the Seller. All parties to this Agreement agree to such treatment and agree to take no action inconsistent with this treatment, unless required by law.

      12. Servicing

            a. Seller, the Mezzanine Loan Subsidiary and the Buyer shall contract with Servicer to service the Purchased Assets, Mezzanine Loans and Mezzanine Loan Junior Interests consistent with the degree of skill and care that Servicer customarily requires with respect to similar Purchased Assets, Mezzanine Loans and Mezzanine Loan Junior Interests owned or managed by it and in accordance with Accepted Servicing Practices (the "Servicing Standard"). The Servicing Standard shall require, inter alia, that: Servicer (i) comply with all applicable federal, state and local laws and regulations, (ii) maintain all state and federal licenses necessary for it to perform its servicing responsibilities hereunder and (iii) not impair the rights of the Buyer in any Purchased Assets, Mezzanine Loans or Mezzanine Loan Junior Interests or any payment thereunder. In addition, the Servicing Standard shall require that the Servicer deposit all collections of Income (other than amounts deposited in escrow accounts in accordance with to the Servicing Standard) received by Servicer on account of the Purchased Assets, Mezzanine Loans and Mezzanine Loan Junior Interests in the Securities Account no later than two Business Days following receipt.

            b. Upon the occurrence and during the continuance of any of (i) an Event of Default hereunder or (ii) an event of default under the Servicing Standard, Buyer shall have the right to immediately terminate the Servicer's right to service the Purchased Assets, Mezzanine Loans and Mezzanine Loan Junior Interests without payment of any penalty or termination fee. Seller and Servicer shall cooperate in transferring the servicing of the Purchased Assets, Mezzanine Loans and Mezzanine Loan Junior Interests to a successor servicer appointed by Buyer in its sole discretion.

            c. If Seller or the Mezzanine Loan Subsidiary should discover that, for any reason whatsoever, Servicer or any entity responsible for managing or servicing any Purchased Assets, Mezzanine Loans or Mezzanine Loan Junior Interests has failed to perform in all material respects any of the obligations of such entities with respect to the Purchased Assets Mezzanine Loans and Mezzanine Loan Junior Interests, or that an event of default under the Servicing Standard has occurred, the Seller or Mezzanine Loan Subsidiary shall promptly notify Buyer.

            d. In the event that the Servicer is a master servicer of a Purchased Asset, Mezzanine Loan or Mezzanine Loan Junior Interest which is serviced by a Third Party Servicer, the Seller shall provide promptly to Buyer a Servicer Notice addressed to and agreed to by the Third Party Servicer of the related Purchased Assets, Mezzanine Loans and Mezzanine Loan Junior Interests advising such Third Party Servicer of such matters as Buyer may reasonably request, including, without limitation, recognition by the master servicer of Buyer's interest in such Purchased Assets, Mezzanine Loans and Mezzanine Loan Junior Interests and the Third Party Servicer's agreement that upon receipt of notice of an Event of Default from Buyer, it will follow the instructions of Buyer with respect to the Purchased Assets, Mezzanine Loans and Mezzanine Loan Junior Interests and any related Income with respect thereto.

            e. Seller shall not employ sub-servicers (other than the Servicer or Affiliates thereof or Third Party Servicers) to service the Purchased Assets, Mezzanine Loans or Mezzanine Loan Junior Interests without the prior written approval of Buyer, which such approval shall not be unreasonably withheld. If the Purchased Assets, Mezzanine Loans or Mezzanine Loan Junior Interests are serviced, in whole or in part, by a sub-servicer (i) Servicer shall nevertheless remain primarily liable to Buyer for the servicing of the Purchased Assets, Mezzanine Loans and Mezzanine Loan Junior Interests under the Servicing Standard; and (ii) any agreement with a subservicer shall entitle Buyer to terminate such subservicer without fee or penalty in the event that Servicer is replaced.

      13. Representations and Warranties

            a. Each of Seller, Mezzanine Loan Subsidiary and Limited Guarantor represents and warrants to Buyer as of the date hereof and as of each Purchase Date for any Transaction that:

                              (i) Seller, Mezzanine Loan Subsidiary and Limited
                  Guarantor Existence. Seller has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware Mezzanine Loan Subsidiary has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware. Limited Guarantor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland.

                              (ii) Licenses. Each of Seller, Mezzanine Loan
                  Subsidiary and Limited Guarantor is duly licensed or is otherwise qualified in each jurisdiction in which it transacts business for the business which it conducts and is not in default of any applicable federal, state or local laws, rules and regulations unless, in either instance, the failure to take such action is not reasonably likely (either individually or in the aggregate) to cause a Material Adverse Effect and is not in default of such state's applicable laws, rules and regulations. Each of Seller, Mezzanine Loan Subsidiary and Limited Guarantor has the requisite power and authority and legal right to originate and purchase Eligible Assets (as applicable) and to own, sell and grant a lien on all of its right, title and interest in and to the Eligible Assets, and to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement, each Program Agreement and any Transaction Request or Purchase Confirmation.

                              (iii) Power. Each of Seller, Mezzanine Loan
                  Subsidiary and Limited Guarantor has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect.

                              (iv) Due Authorization. Each of Seller, Mezzanine
                  Loan Subsidiary and Limited Guarantor has all necessary corporate or other power, authority and legal right to execute, deliver and perform its obligations under each of the Program Agreements, as applicable. This Agreement, any Transaction Request, Purchase Confirmation and the Program Agreements have been (or, in the case of Program Agreements and any Transaction Request, Purchase Confirmation not yet executed, will be) duly authorized, executed and delivered by Seller, Mezzanine Loan Subsidiary and Limited Guarantor, all requisite or other corporate action having been taken, and each is valid, binding and enforceable against Seller, Mezzanine Loan Subsidiary and Limited Guarantor in accordance with its terms except as such enforcement may be affected by bankruptcy, by other insolvency laws, or by general principles of equity.

                              (v) Financial Statements. The Limited Guarantor
                  has heretofore furnished to Buyer a copy of (a) its consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries for the fiscal year of the Limited Guarantor ended December 31, 2005 and the related consolidated statements of income and retained earnings and of cash flows for the Limited Guarantor and its consolidated Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous year, with the opinion thereon of [ACCOUNTING FIRM]. All such financial statements are complete and correct and fairly present, in all material respects, the consolidated financial condition of the Limited Guarantor and its Subsidiaries and the consolidated results of their operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis. Since December 31, 2005, there has been no material adverse change in the consolidated business, operations or financial condition of the Limited Guarantor and its consolidated Subsidiaries taken as a whole from that set forth in said financial statements nor is Seller aware of any state of facts which (with notice or the lapse of time) would or could result in any such material adverse change. The Limited Guarantor has, on the date of the statements delivered pursuant to this Section (the "Statement Date") no liabilities, direct or indirect, fixed or contingent, matured or unmatured, known or unknown, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of Seller except as heretofore disclosed to Buyer in writing.

                              (vi) Event of Default. There exists no Event of
                  Default under Section 15(b) hereof, which default gives rise to a right to accelerate indebtedness as referenced in Section 15(b) hereof, under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money or to the repurchase of mortgage loans or securities.

                              (vii) Solvency. Each of Seller, Mezzanine Loan
                  Subsidiary and Limited Guarantor is solvent and will not be rendered insolvent by any Transaction and, after giving effect to such Transaction, will not be left with an unreasonably small amount of capital with which to engage in its business. None of Seller, Mezzanine Loan Subsidiary nor Limited Guarantor intends to incur, nor believes that it has incurred, debts beyond its ability to pay such debts as they mature and is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of such entity or any of its assets. The amount of consideration being received by Seller upon the sale of the Purchased Assets to Buyer constitutes reasonably equivalent value and fair consideration for the Seller's interests in such Purchased Assets. Neither Seller nor Mezzanine Loan Subsidiary is transferring any Purchased Assets with any intent to hinder, delay or defraud any of its creditors.

                              (viii) No Conflicts. The execution, delivery and
                  performance by each of Seller, Mezzanine Loan Subsidiary and Limited Guarantor of this Agreement, any Transaction Request or Purchase Confirmation hereunder and the Program Agreements do not conflict with any term or provision of the certificate of incorporation or by-laws of Seller, Mezzanine Loan Subsidiary or Limited Guarantor or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to Seller, Mezzanine Loan Subsidiary or Limited Guarantor of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller, Mezzanine Loan Subsidiary or Limited Guarantor, which conflict would have a Material Adverse Effect and will not result in any violation of any such mortgage, instrument, agreement or obligation to which Seller, Mezzanine Loan Subsidiary or Limited Guarantor is a party.

                              (ix) True and Complete Disclosure. All
                  information, reports, exhibits, schedules, financial statements or certificates of Seller, Mezzanine Loan Subsidiary, Limited Guarantor, or any Affiliate thereof or any of their officers furnished or to be furnished to Buyer in connection with the initial or any ongoing due diligence of Seller, Mezzanine Loan Subsidiary, Limited Guarantor, or any Affiliate or officer thereof, negotiation, preparation, or delivery of the Program Agreements are true and complete and do not omit to disclose any material facts necessary to make the statements herein or therein, in light of the circumstances in which they are made, not misleading. All financial statements have been prepared in accordance with GAAP.

                              (x) Approvals. No consent, approval, authorization
                  or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by Seller, Mezzanine Loan Subsidiary or Limited Guarantor of this Agreement, any Transaction Request, Purchase Confirmation and the Program Agreements.

                              (xi) Litigation. There is no action, proceeding or
                  investigation pending with respect to which any of Seller, Mezzanine Loan Subsidiary or Limited Guarantor has received service of process or, to the best of Seller's, Mezzanine Loan Subsidiary's or Limited Guarantor's Knowledge threatened against it before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, any Transaction, Transaction Request, Purchase Confirmation or any Program Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, any Transaction Request, Purchase Confirmation or any Program Agreement, (C) makes claims in an aggregate amount greater than (i) with respect to the Seller or the Mezzanine Loan Subsidiary, $1,000,000, or (ii) with respect to the Limited Guarantor, $10,000,000, (D) which requires filing with the Securities and Exchange Commission in accordance with the 1934 Act or any rules thereunder or (E) which might materially and adversely affect the validity of the Mortgage Loans or the performance by it of its obligations under, or the validity or enforceability of, this Agreement, any Transaction Request, Purchase Confirmation or any Program Agreement.

                              (xii) Material Adverse Change. There has been no
                  material adverse change in the business, operations, financial condition, properties (in the aggregate owned by such entity) or prospects of Seller, Mezzanine Loan Subsidiary, or Limited Guarantor or their Affiliates since the date set forth in the most recent financial statements supplied to Buyer.

                              (xiii) Ownership. Upon payment of the Purchase
                  Price and the filing of the financing statement and delivery of the Asset Files to the Custodian and the Custodian's receipt of the related Purchased Asset Schedule, Buyer shall become the sole owner of the Purchased Assets and related Repurchase Assets, free and clear of all liens and encumbrances.

                              (xiv) Reserved.

                              (xv) Taxes. Seller, Limited Guarantor and
                  Mezzanine Loan Subsidiary have timely filed all tax returns that are required to be filed by them and have paid all taxes, except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided. The charges, accruals and reserves on the books of Seller, Mezzanine Loan Subsidiary, and Limited Guarantor in respect of taxes and other governmental charges are, in the opinion of Seller Mezzanine Loan Subsidiary or Limited Guarantor, as applicable, adequate.

                              (xvi) Investment Company. Neither Seller,
                  Mezzanine Loan Subsidiary, nor Limited Guarantor is an "investment company", or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                              (xvii) Chief Executive Office; Jurisdiction of
                  Organization. On the Effective Date, Seller's chief executive office, is, and has been, located at 7 Bulfinch Place, Suite 500, Boston, MA 02114. On the Effective Date, Seller's jurisdiction of organization is Delaware. Seller shall provide

                  Buyer with thirty days advance notice of any change in Seller's principal office or place of business or jurisdiction. Seller has no trade name. During the preceding five years, Seller has not been known by or done business under any other name, corporate or fictitious, and has not filed or had filed against it any bankruptcy receivership or similar petitions nor has it made any assignments for the benefit of creditors. On the Effective Date, Mezzanine Loan Subsidiary's chief executive office, is, and has been, located at 7 Bulfinch Place, Suite 500, Boston, MA 02114. On the Effective Date, Mezzanine Loan Subsidiary's jurisdiction of organization is Delaware. Mezzanine Loan Subsidiary shall provide Buyer with thirty days advance notice of any change in Mezzanine Loan Subsidiary's principal office or place of business or jurisdiction. Mezzanine Loan Subsidiary has no trade name.

                              (xviii) Location of Books and Records. The
                  location where Seller and Mezzanine Loan Subsidiary keeps its books and records, including all computer tapes and records relating to the Purchased Assets and the related Repurchase Assets is its respective chief executive office.

                              (xix) Reserved.

                              (xx) ERISA. Each Plan to which Seller, Mezzanine
                  Loan Subsidiary or its Subsidiaries make direct contributions, and, to the knowledge of Seller, Mezzanine Loan Subsidiary each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law.

                              (xxi) Agreements. Neither Seller nor any
                  Subsidiary of Seller is a party to any agreement, instrument, or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section 13(a)(5) hereof. Neither Seller nor any Subsidiary of Seller is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a material adverse effect on the business, operations, properties, or financial condition of Seller as a whole. No holder of any indebtedness of Seller or of any of its Subsidiaries has given notice of any asserted default thereunder.

                              (xxii) Other Indebtedness. Neither the Seller nor
                  the Mezzanine Loan Subsidiary has any Indebtedness other than Indebtedness evidenced by this Agreement.

                              (xxiii) No Reliance. Each of Seller, Mezzanine
                  Loan Subsidiary and Limited Guarantor has made its own independent decisions to enter into the Program Agreements and each Transaction and as to whether such Transaction is appropriate and proper for it based upon its own judgment and upon advice from such advisors (including without limitation, legal counsel and accountants) as it has deemed necessary. Neither Seller, Mezzanine Loan Subsidiary nor Limited Guarantor is relying upon any advice from Buyer as to any aspect of the Transactions, including without limitation, the legal, accounting or tax treatment of such Transactions.

                              (xxiv) Plan Assets. Neither Seller nor Mezzanine
                  Loan Subsidiary is an employee benefit plan as defined in
                  Section 3 of Title I of ERISA, or a plan described in Section 4975(e)(1) of the Code, and the Purchased Assets and the Mezzanine Loans are not "plan assets" within the meaning of 29 CFR ss.2510.3-101 in the Seller's or Mezzanine Loan Subsidiary's hands.

                              (xxv) No Prohibited Persons. None of the Seller,
                  Mezzanine Loan Subsidiary or any of their respective Affiliates, officers, directors, partners or members, is an entity or person (or to the Seller's or Mezzanine Loan Subsidiary`s knowledge, owned or controlled by an entity or person): (i) that is listed in the annex to, or is otherwise subject to the provisions of Executive Order 13224 issued on September 24, 2001 ("EO13224"); (ii) whose name appears on the United States Treasury Department's Office of Foreign Assets Control ("OFAC") most current list of "Specifically Designated National and Blocked Persons" (which list may be published from time to time in various mediums including, but not limited to, the OFAC website, http:www.treas.gov/ofac/t11sdn.pdf); (iii) who commits, threatens to commit or supports "terrorism", as that term is defined in EO13224; or (iv) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses (i) through (iv) above are herein referred to as a "Prohibited Person").

                              (xxvi) Asset File. Each Asset File delivered by
                  Seller represents a true and correct copy of the documents contained therein and each Purchased Asset Schedule and Closing Data Tape, together with all other information contained therein prepared by Seller or its Affiliates and delivered by Seller to Buyer immediately prior to the Purchase Date, is true and correct and conforms in all material respects to the Summary Diligence Materials and Preliminary Data Tape previously provided to Buyer and pursuant to which Buyer has elected to enter into the Transaction.

                              (xxvii) Real Estate Investment Trust. Limited
                  Guarantor has not engaged in any material "prohibited transactions" as defined in Section 857(b)(6)(B)(iii) and (C) of the Code. Limited Guarantor for its current "tax year" (as defined in the Code) is entitled to a dividends paid deduction under the requirements of Section 857 of the Code with respect to any dividends paid by it with respect to each such year for which it claims a deduction in its Form 1120-REIT filed with the United States Internal Revenue Service for such year.

            b. With respect to every Purchased Asset, each Mezzanine Loan and each Mezzanine Loan Junior Interest, each of Seller, the Mezzanine Loan Subsidiary and Limited Guarantor represents and warrants to Buyer as of the applicable Purchase Date for any Transaction and each date thereafter that each representation and warranty set forth on Schedule 1 is true and correct.

            c. The representations and warranties set forth in this Agreement shall survive transfer of the Purchased Assets and pledge of the Mezzanine Loans and Mezzanine Loan Junior Interests to Buyer and shall continue for so long as the Purchased Assets, Mezzanine Loans and Mezzanine Loan Junior Interests are subject to this Agreement. Upon discovery by Seller, Mezzanine Loan Subsidiary, Limited Guarantor, Servicer or Buyer of any breach of any of the representations or warranties set forth in this Agreement, the party discovering such breach shall promptly give notice of such discovery to the others. Buyer has the right to require, in its unreviewable discretion, Seller to repurchase or request a Purchase Price Decrease within 1 Business Day after receipt of notice from Buyer any Purchased Asset (i) for which a breach of one or more of the representations and warranties referenced in Section 13(b) exists and which breach has a material adverse effect on the value of such Mortgage Loan or the interests of Buyer or (ii) which is determined by Buyer, in its good faith discretion, to be unacceptable for inclusion in a securitization.

            Unless the Seller buys back the related Purchased Asset at the Repurchase Price or makes a Purchase Price Decrease in the amount of the Purchase Price Increase with respect to the related Mezzanine Loan or Mezzanine Loan Junior Interests, with respect to each Purchased Asset, Mezzanine Loan and Mezzanine Loan Junior Interest, the Seller and the Mezzanine Loan Subsidiary agree that they shall enforce all repurchase requirements set forth in the related Asset Purchase Agreement related to representations and warranties made by the seller of such Purchased Asset and/or Mezzanine Loan or Mezzanine Loan Junior Interest.

      14. Covenants

Each of Seller and Limited Guarantor covenants with Buyer that, during the term of this facility:

            a. Litigation. Seller and Limited Guarantor, as applicable, will promptly, and in any event within ten (10) days after service of process on any of the following, give to Buyer notice of all litigation, actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are threatened or pending) or other legal or arbitrable proceedings affecting Seller, Limited Guarantor or the Mezzanine Loan Subsidiary or affecting any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Program Agreements or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim in an aggregate amount greater than (A) with respect to the

            Seller and the Mezzanine Loan Subsidiary, $1,000,000, and (B) with respect to the Limited Guarantor, $10,000,000, or (iii) which, individually or in the aggregate, if adversely determined, could be reasonably likely to have a Material Adverse Effect. Seller and Limited Guarantor, as applicable, will promptly provide notice of any judgment, which with the passage of time, could cause an Event of Default hereunder.

            b. Prohibition of Fundamental Changes. Neither Seller nor Limited Guarantor shall enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets; provided, that Seller and Limited Guarantor may merge or consolidate with (a) any wholly owned subsidiary of Seller, or (b) any other Person if Seller or Limited Guarantor is the surviving corporation; and provided further, that if after giving effect thereto, no Default would exist hereunder.

            c. Servicer. Upon the occurrence of any of the following (a) the occurrence and continuation of an Event of Default, (b) the fifth Business Day of each month, or (c) upon the request of Buyer, Seller shall cause Servicer to provide to Buyer, electronically, in a format mutually acceptable to Buyer and Seller, by no later than the Reporting Date, a Servicing Report. Seller shall not cause the Purchased Assets to be serviced by any servicer other than a servicer expressly approved in writing by Buyer, which approval shall be deemed granted by Buyer with respect to Seller with the execution of this Agreement.

            d. Insurance. The Seller or Limited Guarantor shall continue to maintain, for Seller and its Subsidiaries, Fidelity Insurance in an aggregate amount at least equal to $2,000,000. The Seller or Limited Guarantor shall maintain, for Seller and its Subsidiaries, Fidelity Insurance in respect of its officers, employees and agents, with respect to any claims made in connection with all or any portion of the Repurchase Assets. The Seller or Limited Guarantor shall notify the Buyer of any material change in the terms of any such Fidelity Insurance.

            e. No Adverse Claims. Seller warrants and will defend, and shall cause any Servicer to defend, the right, title and interest of Buyer in and to all Purchased Assets and the related Repurchase Assets against all adverse claims and demands.

            f. Assignment. Except as permitted herein, neither Seller nor any Servicer shall sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge, hypothecate or grant a security interest in or lien on or otherwise encumber (except pursuant to the Program Agreements), any of the Purchased Assets or any interest therein, provided that this Section shall not prevent any transfer of Purchased Assets in accordance with the Program Agreements.

            g. Security Interest. Seller shall do all things necessary to preserve the Purchased Assets and the related Repurchase Assets so that they remain subject to a first priority perfected security interest hereunder. Without limiting the foregoing, Seller will comply with all applicable rules, regulations and other laws of any Governmental Authority and cause the Purchased Assets or the related Repurchase Assets to comply with all applicable rules, regulations and other laws. Seller will not allow any default for which Seller is responsible to occur under any Purchased Assets or the related Repurchase Assets or any Program Agreement and Seller shall fully perform or cause to be performed when due all of its obligations under any Purchased Assets or the related Repurchase Assets and any Program Agreement.

            h. Records.

                              (i) Seller shall collect and maintain or cause to
                  be collected and maintained all Records relating to the Purchased Assets in accordance with industry custom and practice for assets similar to the Purchased Assets, including those maintained pursuant to the preceding subparagraph, and all such Records shall be in Custodian's possession unless Buyer otherwise approves. Seller will not cause any such papers, records or files that are an original or an only copy to leave Custodian's possession, except for individual items removed in connection with servicing a specific Mortgage Loan, in which event Seller will obtain or cause to be obtained a receipt from a financially responsible person for any such paper, record or file. Seller or the Servicer of the Purchased Assets will maintain all such Records not in the possession of Custodian in good and complete condition in accordance with industry practices for assets similar to the Purchased Assets and preserve them against loss.

                              (ii) For so long as Buyer has an interest in or
                  lien on any Purchased Asset, Seller will hold or cause to be held all related Records for and on behalf of Buyer in accordance with the terms of this Agreement. Seller shall notify, or cause to be notified, every other party holding any such Records of the interests and liens in favor of Buyer granted hereby.

                              (iii) Upon reasonable advance notice from
                  Custodian or Buyer, Seller shall (x) make any and all such Records available to Custodian or Buyer to examine any such Records, either by its own officers or employees, or by agents or contractors, or both, and make copies of all or any portion thereof, and (y) permit Buyer or its authorized agents to discuss the affairs, finances and accounts of Seller with its chief operating officer and chief financial officer and to discuss the affairs, finances and accounts of Seller with its independent certified public accountants.

            i. Books. Seller shall keep or cause to be kept in reasonable detail books and records of account of its assets and business and shall clearly reflect therein the transfer of Purchased Assets to Buyer.

            j. Approvals. Seller shall maintain all licenses, permits or other approvals necessary for Seller to conduct its business and to perform its obligations under the Program Agreements, and Seller shall conduct its business strictly in accordance with applicable law.

            k. Material Change in Business. Neither Seller nor Limited Guarantor shall make any material change in the nature of its business as carried on at the date hereof. There shall be no material change in the senior management of Seller.

            l. Reserved.

            m. Financial Covenants:

                              (i) Limited Guarantor shall maintain an Adjusted
                  Tangible Net Worth greater than or equal to $200,000,000.

                              (ii) Limited Guarantor's s ratio of Indebtedness
                  to Adjusted Tangible Net Worth shall not exceed 5:1.

            n. Applicable Law. Seller and Limited Guarantor shall comply with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority.

            o. Existence. Seller and the Limited Guarantor shall preserve and maintain their legal existence and all of their material rights, privileges, licenses and franchises.

            p. Chief Executive Office; Jurisdiction of Organization. Seller shall not move its chief executive office from the address referred to in Section 13(a)(17) or change its jurisdiction of organization from the jurisdiction referred to in Section 13(a)(17) unless it shall have provided Buyer 30 days' prior written notice of such change.

            q. Taxes. Seller and Limited Guarantor shall timely file all tax returns that are required to be filed by them and shall timely pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained.

            r. Transactions with Affiliates. Seller will not enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) not prohibited under the Program Agreements, (b) in the ordinary course of Seller's business and (c) upon fair and reasonable terms no less favorable to Seller than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate, or make a payment that is not otherwise permitted by this Section to any Affiliate.

            s. Guarantees. Seller shall not create, incur, assume or suffer to exist any Guarantees.

            t. Indebtedness. Seller shall not incur any additional Indebtedness without the prior written consent of Buyer.

            u. True and Correct Information. All information, reports, exhibits, schedules, financial statements or certificates of Seller, Limited Guarantor, any Affiliate thereof or any of their officers furnished to Buyer hereunder and during Buyer's diligence of Seller and Limited Guarantor are and will be true and complete and do not omit to disclose any material facts necessary to make the statements herein or therein, in light of the circumstances in which they are made, not misleading. All required financial statements, information and reports delivered by Seller to Buyer pursuant to this Agreement shall be prepared in accordance with U.S. GAAP, or, if applicable, to SEC filings, the appropriate SEC accounting regulations.

            v. Plan Assets. Seller shall not be an employee benefit plan as defined in Section 3 of Title I of ERISA, or a plan described in
            Section 4975(e)(1) of the Code and the Seller shall not use "plan assets" within the meaning of 29 CFR ss.2510.3-101 to engage in this Agreement or any Transaction hereunder.

            w. SPE Covenant Separateness. Seller shall (a) own no assets, and will not engage in any business, other than the assets and transactions specifically contemplated by this Agreement and assets of similar type not subject to Transactions hereunder; (b) not incur any Indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than pursuant hereto; (c) not make any loans or advances to any third party, and shall not acquire obligations or securities of its affiliates; (d) pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) only from its own assets; (e) comply with the provisions of its organizational documents; (f) do all things necessary to observe organizational formalities and to preserve its existence, and will not amend, modify or otherwise change its organizational documents, or suffer same to be amended, modified or otherwise changed, without the prior written consent of Buyer; (g) maintain all of its books, records, and bank accounts separate from those of its Affiliates;
            (h) be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its affiliates as a division or part of the other and shall maintain and utilize separate stationery, invoices and checks; (i) maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; (j) not engage in or suffer any Change of

            Control, dissolution, winding up, liquidation, consolidation or merger in whole or in part; (k) not commingle its funds or other assets with those of any Affiliate or any other Person; (l) maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person; (m) not and will not hold itself out to be responsible for the debts or obligations of any other Person; (n) cause each of its direct and indirect owners to agree not to (i) file or consent to the filing of any bankruptcy, insolvency or reorganization case or proceeding with respect to Seller; institute any proceedings under any applicable insolvency law or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally with respect to Seller; (ii) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for Seller or a substantial portion of its properties; or (iii) make any assignment for the benefit of Seller's creditors.

            x. Mezzanine Loan Subsidiary Separateness. Mezzanine Loan Subsidiary shall (a) own no assets, and will not engage in any business, other than the assets and transactions specifically contemplated by this Agreement and assets of similar type not subject to Transactions hereunder; (b) not incur any Indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than pursuant hereto; (c) not make any loans or advances to any third party and shall not acquire obligations or securities of its affiliates; (d) pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) only from its own assets; (e) comply with the provisions of its organizational documents; (f) do all things necessary to observe organizational formalities and to preserve its existence, and will not amend, modify or otherwise change its organizational documents, or suffer same to be amended, modified or otherwise changed, without the prior written consent of Buyer; (g) maintain all of its books, records, and bank accounts separate from those of its Affiliates; (h) be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its affiliates as a division or part of the other and shall maintain and utilize separate stationery, invoices and checks; (i) maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; (j) not engage in or suffer any change of ownership, dissolution, winding up, liquidation, consolidation or merger in whole or in part; (k) not commingle its funds or other assets with those of any Affiliate or any other Person; (l) maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person;
            (m) not and will not hold itself out to be responsible for the debts or obligations of any other Person; (n) cause each of its direct and indirect owners to agree not to (i) file or consent to the filing of any bankruptcy, insolvency or reorganization case or proceeding with respect to Mezzanine Loan Subsidiary; institute any proceedings under any applicable insolvency law or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally with respect to Seller; (ii) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for Mezzanine Loan Subsidiary or a substantial portion of its properties; or (iii) make any assignment for the benefit of Mezzanine Loan Subsidiary's creditors.

      15. Events of Default

            Each of the following shall constitute an "Event of Default" hereunder:

            a. Payment Failure. Failure of Seller to (i) make any payment of Price Differential or Repurchase Price or any other sum which has become due, on a Price Differential Payment Date or a Repurchase Date or otherwise, whether by acceleration or otherwise, under the terms of this Agreement, any other warehouse and security agreement or any other document evidencing or securing Indebtedness of Seller to Buyer or to any Affiliate of Buyer on or prior to the earlier of
            (1) the expiration of any applicable grace period set forth in this Agreement or (2) 5 Business Days following the date on which Seller has knowledge of such failure to make a payment, or (ii) cure any Margin Deficit when due pursuant to Section 6 hereof.

            b. Cross Default. (i) Seller shall be in default under (i) any Indebtedness of Seller, in the aggregate, in excess of $1,000,000 which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary with respect to such Indebtedness,
            (ii) Limited Guarantor shall be in default under (i) any Indebtedness of Limited Guarantor, in the aggregate, in excess of $10,000,000 which default (1) involves the failure to pay a matured obligation to the Limited Guarantor, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary with respect to such Indebtedness, or (iii) Seller shall be in default under any other contract or contracts, in the aggregate in excess of $1,000,000 to which Seller is a party which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such contract.

            c. Assignment. Assignment or attempted assignment by Seller, Mezzanine Loan Subsidiary or Limited Guarantor of this Agreement or any rights hereunder without first obtaining the specific written consent of Buyer, or the granting by Seller of any security interest, lien or other encumbrances on any Purchased Assets to any person other than Buyer.

            d. Insolvency. An Act of Insolvency shall have occurred with respect to Seller, Mezzanine Loan Subsidiary or Limited Guarantor.

            e. Material Adverse Change. Any material adverse change in the Property (in the aggregate owned by such entity), business, financial condition or operations of Seller, Mezzanine Loan Subsidiary or Limited Guarantor shall occur, in each case as determined by Buyer in its sole good faith discretion, or any other condition shall exist which, in Buyer's sole good faith discretion, constitutes a material impairment of Seller's ability to perform its obligations under this Agreement or any other Program Agreement.

            f. Breach of Identified Representation or Covenant or Obligation. A breach by Seller or Limited Guarantor in any material respect of any of the representations, warranties or covenants or obligations set forth in Sections 13(a)(1), 13(a)(7), 13(a)(12), 14b, 14o, 14s, 14t,
            14v, 14w or 14x of this Agreement.

            g. Breach of Non-Identified Representation or Covenant. A breach by Seller, Mezzanine Loan Subsidiary or Limited Guarantor of any other material representation, warranty or covenant set forth in this Agreement (and not otherwise specified in Section 15(f) above), if such breach is not cured within five (5) Business Days (other than the representations and warranties set forth in Schedule 1, which shall be considered solely for the purpose of determining the Market Value, the existence of a Margin Deficit and the obligation to repurchase such Mortgage Loan) unless (i) such party shall have made any such representations and warranties with Knowledge that they were materially false or misleading at the time made, (ii) any such representations and warranties have been determined by Buyer in its reasonable discretion to be materially false or misleading on a regular basis, or (iii) Buyer, in its reasonable discretion, determines that such breach of a material representation, warranty or covenant materially and adversely affects (A) the condition (financial or otherwise) of such party; or (B) Buyer's determination to enter into this Agreement or Transactions with such party, then such breach shall constitute an immediate Event of Default and Seller shall have no cure right hereunder).

            h. Limited Guarantor Breach. A breach by Limited Guarantor of any material representation, warranty or covenant set forth in the Limited Guaranty or any other Program Agreement which continues beyond any applicable notice and/or grace period, any "event of default" by Limited Guarantor under the Limited Guaranty, any repudiation of the Limited Guaranty by Limited Guarantor, or if the Limited Guaranty is not enforceable against Limited Guarantor.

            i. Change of Control. The occurrence of a Change in Control.

            j. Judgment. A final judgment or judgments for the payment of money in excess of $1,000,000 individually or in the aggregate shall be rendered against the Seller or Mezzanine Loan Subsidiary by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof.

            k. Government Action. Any Governmental Authority or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the Property of Seller, Mezzanine Loan Subsidiary or Limited Guarantor or shall have taken any action to displace the management of Seller, Mezzanine Loan Subsidiary or Limited Guarantor or to curtail its authority in the conduct of the business of Seller, Mezzanine Loan Subsidiary, or Limited Guarantor hereof, or takes any action in the nature of enforcement to remove, limit or restrict the approval of Seller, Mezzanine Loan Subsidiary or Limited Guarantor as an issuer, buyer or a seller/servicer of Mortgage Loans or securities backed thereby, and such action provided for in this subparagraph m shall not have been discontinued or stayed within 30 days.

            l. Inability to Perform. An officer of Seller, Mezzanine Loan Subsidiary or Limited Guarantor shall admit its inability to, or its intention not to, perform any of Seller's Obligations or Mezzanine Loan Subsidiary's or Limited Guarantor's obligations hereunder or the Limited Guaranty.

            m. Financial Statements. Seller's, Mezzanine Loan Subsidiary's or Limited Guarantor's audited annual financial statements or the notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to the status of Seller or Limited Guarantor as a "going concern" or a reference of similar import.

            n. REIT Asset and Income Tests. The failure of Limited Guarantor to satisfy any of the following asset or income tests and Buyer has delivered notice of an Event of Default to the Sellers with respect thereto:

                  (i) At the close of each taxable year, at least 75 percent of
            Limited Guarantor's gross income consists of (i) "rents from real property" within the meaning of Section 856(c)(3)(A) of the Code,
            (ii) interest on obligations secured by mortgages on real property or on interests in real property, within the meaning of Section 856(c)(3)(B) of the Code, (iii) gain from the sale or other disposition of real property (including interests in real property and interests in mortgages on real property) which is not property described in Section 1221(a)(1) of the Code, within the meaning of
            Section 856(c)(3)(C) of the Code, (iv) dividends or other distributions on, and gain (other than gain from "prohibited transactions" within the meaning of Section 857(b)(6)(B)(iii) of the
            Code) from the sale or other disposition of, transferable shares (or transferable certificates of beneficial interest) in other qualifying REITs within the meaning of Section 856(d)(3)(D) of the Code, and (v) amounts described in Sections 856(c)(3)(E) through 856(c)(3)(I) of the Code.

                  (ii) At the close of each taxable year, at least 95 percent of
            Limited Guarantor's gross income consists of (i) the items of income described in paragraph 1 hereof (other than those described in Section 856(c)(3)(I) of the Code), (ii) gain realized from the sale or other disposition of stock or securities which are not property described in Section 1221(a)(1) of the Code, (iii) interest, and
            (iv) dividends, in each case within the meaning of Section 856(c)(2) of the Code.

                  (iii) At the close of each quarter of Limited Guarantor's
            taxable years, at least 75 percent of the value of Limited Guarantor's total assets (as determined in accordance with Treasury Regulations Section 1.856-2(d)) has consisted of and will consist of real estate assets within the meaning of Sections 856(c)(4) and 856(c)(5)(B) of the Code, cash and cash items (including receivables which arise in the ordinary course of Limited Guarantor's operations, but not including receivables purchased from another person), and Government Securities; unless (a) the test described in this paragraph (3) has been satisfied as of the end of the immediately preceding quarter of Limited Guarantor's taxable year,
            (b) such test is not satisfied as the result of the acquisition of a security or property during the current quarter of Limited Guarantor's taxable year, (c) Limited Guarantor delivers within 10 days of the end of the current quarter of Limited Guarantor's taxable year to Buyer notice that such test is not satisfied, (d) such test is satisfied within the 30 day period as provided under section 856(c)(4), and (e) an officer of Limited Guarantor certifies as to such satisfaction within such 30 day period, and provides documentation, reasonably satisfactory to Buyer evidencing such satisfaction.

                  (iv) At the close of each quarter of each of Limited
            Guarantor's taxable years, (a) not more than 25 percent of Limited Guarantor's total asset value will be represented by securities (other than those described in paragraph 3), (b) not more than 20 percent of Limited Guarantor's total asset value will be represented by securities of one or more taxable REIT subsidiaries, and (c) (i) not more than 5 percent of the value of Limited Guarantor's total assets will be represented by securities of any one issuer (other than Government Securities and securities of taxable REIT subsidiaries), and (ii) Limited Guarantor will not hold securities possessing more than 10 percent of the total voting power or value of the outstanding securities of any one issuer (other than Government Securities, securities of taxable REIT subsidiaries, and securities of a qualified REIT subsidiary within the meaning of
            Section 856(i) of the Code); unless (d) the tests described in this paragraph (4) have been satisfied as of the end of the immediately preceding quarter of Limited Guarantor's taxable year, (e) any of the tests described in this paragraph (4) are not satisfied as the result of the acquisition of a security or property during the current quarter of Limited Guarantor's taxable year, (f) Limited Guarantor delivers within 10 days of the end of the current quarter of Limited Guarantor's taxable year to Buyer notice that such test is not satisfied, (g) such test is satisfied within the 30 day period as provided under section 856(c)(4), and (h) an officer of Limited Guarantor certifies as to such satisfaction within such 30 day period, and provides documentation, reasonably satisfactory to Buyer evidencing such satisfaction."

            An Event of Default shall be deemed to be continuing unless expressly waived by Buyer in writing.

      16. Remedies Upon Default

            In the event that an Event of Default shall have occurred and be continuing:

            a. Buyer may, at its option (which option shall be deemed to have been exercised immediately upon the occurrence of an Act of Insolvency of Seller, Limited Guarantor or Mezzanine Loan Subsidiary), declare an Event of Default to have occurred hereunder and, upon the exercise or deemed exercise of such option, the Repurchase Date for each Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (except that, in the event that the Purchase Date for any Transaction has not yet occurred as of the date of such exercise or deemed exercise, such Transaction shall be deemed immediately canceled). Buyer shall (except upon the occurrence of an Act of Insolvency) give notice to Seller and Limited Guarantor of the exercise of such option as promptly as practicable.

            b. If Buyer exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Section, (i) Seller's obligations in such Transactions to repurchase all Purchased Assets, at the Repurchase Price therefor on the Repurchase Date determined in accordance with subparagraph (a) of this Section, shall thereupon become immediately due and payable, (ii) all Income paid after such exercise or deemed exercise shall be retained by Buyer and applied, in Buyer's sole discretion, to the aggregate unpaid Repurchase Prices for all outstanding Transactions and any other amounts owing by Seller hereunder, and (iii) Seller shall immediately deliver to Buyer the Asset Files relating to any Purchased Assets subject to such Transactions then in Seller's possession or control.

            c. Buyer also shall have the right to obtain physical possession, and to commence an action to obtain physical possession, of all Records and files of Seller relating to the Purchased Assets and all documents relating to the Purchased Assets (including, without limitation, any legal, credit or servicing files with respect to the Purchased Assets) which are then or may thereafter come in to the possession of Seller or any third party acting for Seller. To obtain physical possession of any Purchased Assets held by Custodian, Buyer shall present to Custodian a Trust Receipt. Buyer shall be entitled to specific performance of all agreements of Seller contained in this Agreement.

            d. Buyer shall have the right to direct all servicers then servicing any Purchased Assets to remit all collections thereon to Buyer, and if any such payments are received by Seller, Seller shall not commingle the amounts received with other funds of Seller and shall promptly pay them over to Buyer. Buyer shall also have the right to terminate any one or all of the servicers then servicing any Purchased Assets with or without cause. In addition, Buyer shall have the right to immediately sell the Purchased Assets and liquidate all Repurchase Assets. Such disposition of Purchased Assets may be, at Buyer's option, on either a servicing-released or a servicing-retained basis. Buyer shall not be required to give any warranties as to the Purchased Assets with respect to any such disposition thereof. Buyer may specifically disclaim or modify any warranties of title or the like relating to the Purchased Assets. The foregoing procedure for disposition of the Purchased Assets and liquidation of the Repurchase Assets shall not be considered to adversely affect the commercial reasonableness of any sale thereof. Seller agrees that it would not be commercially unreasonable for Buyer to dispose of the Purchased Assets or the Repurchase Assets or any portion thereof by using Internet sites that provide for the auction of assets similar to the Purchased Assets or the Repurchase Assets, or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Buyer shall be entitled to place the Purchased Assets in a pool for issuance of mortgage-backed securities at the then-prevailing price for such securities and to sell such securities for such prevailing price in the open market. Buyer shall also be entitled to sell any or all of such Purchased Assets individually for the prevailing price. Buyer shall also be entitled, in its sole discretion to elect, in lieu of selling all or a portion of such Purchased Assets, to give the Seller credit for such Purchased Assets and the Repurchase Assets in an amount equal to the Market Value of the Purchased Assets against the aggregate unpaid Repurchase Price and any other amounts owing by the Seller hereunder.

            e. Upon the happening of one or more Events of Default, Buyer may apply any proceeds from the liquidation of the Purchased Assets and Repurchase Assets to the Repurchase Prices hereunder and all other Obligations in the manner Buyer deems appropriate in its sole discretion.

            f. Seller shall be liable to Buyer for (i) the amount of all reasonable legal or other expenses (including, without limitation, all reasonable costs and expenses of Buyer in connection with the enforcement of this Agreement or any other agreement evidencing a Transaction, whether in action, suit or litigation or bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally, further including, without limitation, the reasonable fees and expenses of counsel (including the costs of internal counsel of Buyer) incurred in connection with or as a result of an Event of Default, (ii) damages in an amount equal to the reasonable cost (including all reasonable fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of an Event of Default, and (iii) any other loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default in respect of a Transaction.

            g. To the extent permitted by applicable law, Seller shall be liable to Buyer for interest on any amounts owing by Seller hereunder, from the date Seller becomes liable for such amounts hereunder until such amounts are (i) paid in full by Seller or (ii) satisfied in full by the exercise of Buyer's rights hereunder. Interest on any sum payable by Seller under this Section 16(g) shall be at a rate equal to the Post Default Rate.

            h. Buyer shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement with Seller or applicable law.

            i. Buyer may exercise one or more of the remedies available to Buyer immediately upon the occurrence of an Event of Default and, except to the extent provided in subsections (a) and (d) of this Section, at any time thereafter during the continuation of such Event of Default without notice to Seller. All rights and remedies arising under this Agreement as amended from time to time hereunder are cumulative and not exclusive of any other rights or remedies which Buyer may have.

            j. Buyer may enforce its rights and remedies hereunder without prior judicial process or hearing, and Seller hereby expressly waives any defenses Seller might otherwise have to require Buyer to enforce its rights by judicial process. Seller also waives any defense (other than a defense of payment or performance) Seller might otherwise have arising from the use of nonjudicial process, enforcement and sale of all or any portion of the Repurchase Assets, or from any other election of remedies. Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm's length.

            k. Buyer shall have the right to perform reasonable due diligence with respect to Seller and the Purchased Assets, which review shall be at the expense of Seller.

            l. The Seller recognizes the Buyer may be unable to effect a public sale of any or all of the Purchased Assets. The Seller acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Buyer than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Buyer shall be under no obligation to delay a sale of any of the Securities for the period of time necessary to permit the Seller to register such securities for public sale under the 1933 Act, or under applicable state securities laws, even if the Seller would agree to do so.

            m. Nothing contained in the Agreement shall obligate Buyer to segregate any Purchased Assets delivered to Buyer by Seller. Notwithstanding anything to the contrary set forth in the Agreement, in no event shall Purchased Assets remain in the custody of Seller or any Affiliate of Seller.

            n. Upon any default of the Buyer under the provisions of this Agreement, the Seller shall be entitled to seek specific performance and/or damages.

      17. Reports

            a. Notices. Seller or Limited Guarantor shall furnish to Buyer (x) promptly, copies of any material and adverse notices (including, without limitation, notices of defaults, breaches, potential defaults or potential breaches) relating to the Purchased Assets, Mezzanine Loans, or Mezzanine Loan Junior Interests and any material financial information relating to the Purchased Assets ,the Mezzanine Loans or the Mezzanine Loan Junior Interests that is not otherwise required to be provided by Seller hereunder which is given to Seller's lenders, (y) immediately, notice of the occurrence of any Event of Default hereunder or a default or breach by Seller or Servicer or Limited Guarantor of any obligation under any Program Agreement or any material contract or agreement of Seller or Servicer or Limited Guarantor (or the occurrence of any other event or circumstance) that such party reasonably expects has resulted in, or will, with the passage of time, result in, a Material Adverse Effect or an Event of Default and (z) the following:

                              (i) as soon as available and in any event within
                  forty-five (45) calendar days after the end of each calendar quarter, the unaudited consolidated balance sheets of Limited Guarantor and its consolidated Subsidiaries as at the end of such period and the related unaudited consolidated statements of income and retained earnings and of cash flows for the Limited Guarantor and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, accompanied by a certificate of a Responsible Officer of Limited Guarantor, which certificate shall state that said consolidated financial statements fairly present in all material respects the consolidated financial condition and results of operations of Limited Guarantor and its consolidated Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end adjustments);

                              (ii) as soon as available and in any event within
                  ninety (90) days after the end of each fiscal year of Limited Guarantor, the consolidated balance sheets of Limited Guarantor and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for the Limited Guarantor and its consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion and the scope of audit shall be acceptable to Buyer in its sole discretion, shall have no "going concern" qualification and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of Limited Guarantor and its respective consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP;

                              (iii) such other statements prepared by Seller in
                  the ordinary course of business that Buyer may reasonably request;

                              (iv) if applicable, copies of any 10-Ks, 10-Qs,
                  registration statements and other "corporate finance" SEC filings (other than 8-Ks) by Seller or Limited Guarantor, within 10 Business Days of their filing with the SEC; provided, that, Limited Guarantor will provide Buyer and Credit Suisse First Boston Corporation with a copy of the annual 10-K filed with the SEC by Limited Guarantor, no later than 90 days after the end of the year;

                              (v) as soon as available, and in any event within
                  thirty (30) days of receipt, copies of relevant portions of all final written Governmental Authority audits, examinations, evaluations, monitoring reviews and reports of Seller's operations (including those prepared on a contract basis) which provide for or relate to (i) material corrective action required, (ii) material sanctions proposed, imposed or required, including without limitation notices of defaults, notices of termination of approved status, notices of imposition of supervisory agreements or interim servicing agreements, and notices of probation, suspension, or non-renewal, or (iii) "report cards," "grades" or other classifications of the quality of Seller's operations;

                              (vi) as soon as available (using reasonable
                  efforts on the part of the Seller to obtain at least once per calendar quarter0, financial statements with respect to the underlying property related to the Purchased Assets;

                              (vii) from time to time such other information
                  regarding the financial condition, operations, or business of the Limited Guarantor or Seller as Buyer may reasonably request;

                              (viii) as soon as reasonably possible, and in any
                  event within thirty (30) days after a Responsible Officer of the Limited Guarantor or Seller has knowledge of the occurrence of any Event of Termination, stating the particulars of such Event of Termination in reasonable detail;

                              (ix) As soon as reasonably possible, notice of any
                  of the following events:

                  (a) any material change in the insurance coverage required of
            Seller, Limited Guarantor, Servicer or any other Person pursuant to any Program Agreement, with a copy of evidence of same attached;

                  (b) any material dispute, litigation, investigation,
            proceeding or suspension between Seller, Limited Guarantor or Servicer, on the one hand, and any Governmental Authority or any Person;

                  (c) any material change in accounting policies or financial reporting practices of Seller, Limited Guarantor or Servicer;

                  (d) with respect to any Purchased Asset, immediately upon
            receipt of notice or knowledge thereof, that the underlying Mortgaged Property has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to affect materially and adversely the value of such Purchased Asset;

                  (e) any material issues raised upon examination of Seller or
            Seller's facilities by any Governmental Authority;

                  (f) any material change in the Indebtedness of the Seller, including, without limitation, any default, renewal, non-renewal, termination, increase in available amount or decrease in available amount related thereto;

                  (g) promptly upon receipt of notice or knowledge of (i) any default related to any Repurchase Asset, (ii) any lien or security interest (other than security interests created hereby or by the other Program Agreements) on, or claim asserted against, any of the Purchased Assets; and

                  (h) any other event, circumstance or condition that has
            resulted, or has a possibility of resulting, in a Material Adverse Effect with respect to Seller or Servicer.

            b. Officer's Certificates. Seller will furnish to Buyer, at the time the Seller furnishes each set of financial statements pursuant to
            Section 17(a)(1) or (2) above, a certificate of a Responsible Officer of Seller in the form of Exhibit D hereto.

            c. Servicing Reports. Seller will furnish to Buyer a Servicing Report by no later than the Reporting Date.

            d. Distribution Worksheet. Seller shall provide to Buyer, electronically, in a format mutually acceptable to Buyer and Seller, a Distribution Worksheet by no later than the Reporting Date.

            e. Other. Seller shall deliver to Buyer any other reports or information reasonably requested by Buyer or as otherwise required pursuant to this Agreement.

      18. Repurchase Transactions

            Buyer may, in its sole election, engage in repurchase transactions with the Purchased Assets or otherwise pledge, hypothecate, assign, transfer or otherwise convey the Purchased Assets with a counterparty of Buyer's choice except that, prior to the occurrence of an Event of Default, Buyer shall not engage in any such repurchase transaction, pledge, hypothecation with a Competitor. Unless an Event of Default shall have occurred and be continuing, no such transaction shall relieve Buyer of its obligations to transfer Purchased Assets to Seller pursuant to Section 4 hereof, or of Buyer's obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Section 7 hereof. In the event Buyer engages in a repurchase transaction with any of the Purchased Assets or otherwise pledges or hypothecates any of the Purchased Assets, Buyer shall have the right to assign to Buyer's counterparty any of the applicable representations or warranties herein and the remedies for breach thereof, as they relate to the Purchased Assets that are subject to such repurchase transaction.

      19. Single Agreement

            Buyer and Seller acknowledge that, and have entered hereunto, and will enter into each Transaction hereunder, in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set-off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

      20. Notices and Other Communications

            Any and all notices (with the exception of Transaction Requests or Purchase Confirmations, which shall be delivered via facsimile only), statements, demands or other communications hereunder may be given by a party to the other by commercial courier guaranteeing overnight delivery (e.g., Federal Express), mail with return receipt, facsimile (providing confirmation of transmission), hand delivery with receipt acknowledged or otherwise to the address specified below, or so sent to such party at any other place specified in a notice of change of address hereafter received by the other. Such notices shall be effective upon receipt. All notices, demands and requests hereunder shall be in writing, as specified in the preceding sentence.

            If to Seller:
                     111 Debt Acquisition LLC
                     c/o Winthrop Realty Associates
                     Two Jericho Plaza
                     Suite 111
                     Jericho, New York 11753
                     Attention: Robert Cestari
                     Phone Number: 516 822-0022
                     Fax Number: 516 433-2777

                     with a copy to:

                     111 Debt Acquisition LLC
                     7 Bulfinch Place
                     Suite 500
                     Boston, MA  02114
                     Attention: Carolyn Tiffany
                     Fax: 617 742-4643
                     Telephone: 617 570-4606

                     with a copy to:

                     Proskauer Rose LLP
                     1585 Broadway
                     New York, N.Y. 10036
                     Attn: P.A. Cacace
                     Phone: 212 969-3000
                     Fax: 212 969-2900

            If to the Limited Guarantor:

                     Newkirk Realty Trust, Inc.
                     c/o Winthrop Realty Associates
                     Two Jericho Plaza
                     Suite 111
                     Jericho, New York 11753
                     Attention: Robert Cestari
                     Phone Number: 516 822-0022
                     Fax Number: 516 433-2777

                     with a copy to:

                     Newkirk Realty Trust, Inc
                     7 Bulfinch Place
                     Suite 500
                     Boston, MA  02114
                     Attention: Carolyn Tiffany
                     Fax: 617 742-4643
                     Telephone: 617 570-4606

                     with a copy to:

                     Proskauer Rose LLP
                     1585 Broadway
                     New York, N.Y. 10036
                     Attn: P.A. Cacace
                     Phone: 212 969-3000
                     Fax: 212 969-2900

            If to Buyer:

                     Column Financial, Inc.
                     11 Madison Avenue
                     New York, New York 10010
                     Attention: Lawrence Goland
                     Fax Number: (212) 325-8064
            with a copy to:

                     Column Financial, Inc.
                     1 Madison Avenue
                     New York, New York 10010
                     Attention: Casey McCutcheon
                     Fax Number: (917) 326-7980

      21. Entire Agreement; Severability

            This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

      22. Non assignability

            The Program Agreements are not assignable by Seller or Limited Guarantor. Buyer may from time to time assign or participate all or a portion of its rights and obligations under this Agreement and the Program Agreements; provided, however that, prior to the occurrence of an Event of Default, the Buyer shall not assign or participate this Agreement or the Program Agreements to a Competitor without the consent of the Seller, and provided further Buyer shall maintain as agent of Seller, for review by Seller upon written request, a register of assignees and a copy of an executed assignment and acceptance by Buyer and assignee ("Assignment and Acceptance"), specifying the percentage or portion of such rights and obligations assigned. Upon such assignment, (a) such assignee shall be a party hereto and to each Program Agreement to the extent of the percentage or portion set forth in the Assignment and Acceptance, and shall succeed to the applicable rights and obligations of Buyer hereunder, and (b) Buyer shall be released from its obligations hereunder and under the Program Agreements, to the extent that such rights and obligations have been so assigned by it to a Person which assumes the obligations of Buyer, provided, that if such Person has a net worth less than the Buyer, such release of Buyer from its obligations hereunder and under the Program Agreement shall be subject to the approval of Seller, which approval shall not be unreasonably withheld. Unless otherwise stated in the Assignment and Acceptance, Seller shall continue to take directions solely from Buyer unless otherwise notified by Buyer in writing. Buyer may distribute to any prospective assignee any document or other information delivered to Buyer by Seller.

      23. Set-off

            In addition to any rights and remedies of Buyer provided by law, Buyer shall have the right, without prior notice to Seller, any such notice being expressly waived by Seller to the extent permitted by applicable law, upon any amount becoming due and payable by Seller hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Buyer or any branch or agency thereof to or for the credit or the account of Seller. Buyer agrees promptly to notify Seller after any such set-off and application made by Buyer; provided, that the failure to give such notice shall not affect the validity of such set-off and application.

      24. Binding Effect; Governing Law; Jurisdiction

            a. This Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Seller acknowledges that the obligations of Buyer hereunder or otherwise are not the subject of any guaranty by, or recourse to, any direct or indirect parent or other Affiliate of Buyer. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

            b. SELLER, BUYER AND LIMITED GUARANTOR HEREBY WAIVE TRIAL BY JURY. SELLER, BUYER AND LIMITED GUARANTOR HEREBY IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, ARISING OUT OF OR RELATING TO THE PROGRAM AGREEMENTS IN ANY ACTION OR PROCEEDING. SELLER, BUYER AND LIMITED GUARANTOR HEREBY SUBMIT TO, AND WAIVE ANY OBJECTION THEY MAY HAVE TO, EXCLUSIVE PERSONAL JURISDICTION AND VENUE IN THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WITH RESPECT TO ANY DISPUTES ARISING OUT OF OR RELATING TO THE PROGRAM AGREEMENTS.

      25. No Waivers, Etc.

            No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to Section 6(a)-(c), 16(a) or otherwise, will not constitute a waiver of any right to do so at a later date provided that the right to give such notice then continues to exist.

      26. Intent

            a. The parties recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of

            Purchased Assets subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

            b. It is understood that either party's right to liquidate Purchased Assets delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Section 16 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

            c. The parties agree and acknowledge that if a party hereto is an "insured depository institution," as such term is defined in the Federal Deposit Insurance Act, as amended ("FDIA"), then each Transaction hereunder is a "qualified financial contract," as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

            d. It is understood that this Agreement constitutes a "netting contract" as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a "covered contractual payment entitlement" or "covered contractual payment obligation", respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a "financial institution" as that term is defined in FDICIA).

            e. This Agreement is intended to be a "repurchase agreement" and a "securities contract," within the meaning of Section 555 and Section 559 under the Bankruptcy Code.

      27. Disclosure Relating to Certain Federal Protections

            The parties acknowledge that they have been advised that:

            a. in the case of Transactions in which one of the parties is a broker or dealer registered with the SEC under Section 15 of the 1934 Act, the Securities Investor Protection Corporation has taken the position that the provisions of the SIPA do not protect the other party with respect to any Transaction hereunder;

            b. in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

            c. in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the FDIC or the National Credit Union Share Insurance Fund, as applicable.

      28. Power of Attorney

            Seller hereby authorizes Buyer to file such financing statement or statements relating to the Repurchase Assets without Seller's signature thereon as Buyer, at its option, may deem appropriate. Seller hereby appoints Buyer as Seller's agent and attorney-in-fact to execute any such financing statement or statements in Seller's name and to perform all other acts which Buyer deems appropriate to perfect and continue its ownership interest in and/or the security interest granted hereby, if applicable, and to protect, preserve and realize upon the Repurchase Assets, including, but not limited to, the right to endorse notes, complete blanks in documents, transfer servicing, and sign assignments on behalf of Seller as its agent and attorney-in-fact. This agency and power of attorney is coupled with an interest and is irrevocable without Buyer's consent. Notwithstanding the foregoing, the power of attorney hereby granted may be exercised only during the occurrence and continuance of any Event of Default hereunder. Seller shall pay the filing costs for any financing statement or statements prepared pursuant to this Section 28.

      29. Buyer May Act Through Affiliates

                  Buyer may, from time to time, designate one or more affiliates for the purpose of performing any action hereunder.

      30. Indemnification; Obligations

            a. Seller agrees to hold Buyer and each of its respective Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") harmless from and indemnify each Indemnified Party (and will reimburse each Indemnified Party as the same is incurred) against all liabilities, losses, damages, judgments, costs and expenses (including, without limitation, reasonable fees and expenses of counsel) of any kind which may be imposed on, incurred by, or asserted against any Indemnified Party relating to or arising out of this Agreement, any Transaction Request, Purchase Confirmation, any Program Agreement or any transaction contemplated hereby or thereby resulting from anything other than the Indemnified Party's gross negligence or willful misconduct (provided that the Seller shall have no liability for any losses due to act or omissions on the part of the Buyer or any counterparty pursuant to any transaction entered into by the Buyer pursuant to Section 18 or
            Section 22 hereof. Seller agrees to reimburse each Indemnified Party for all reasonable expenses in connection with the enforcement of this Agreement and the exercise of any right or remedy provided for herein, any Transaction Request, Purchase Confirmation and any Program Agreement, including, without limitation, the reasonable fees and disbursements of counsel. Seller's agreements in this

            Section 30 shall survive the payment in full of the Repurchase Price and the expiration or termination of this Agreement. Seller hereby acknowledges that its obligations hereunder are recourse obligations of Seller and are not limited to recoveries each Indemnified Party may have with respect to the Purchased Assets. Seller also agrees not to assert any claim against Buyer or any of its Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the facility established hereunder, the actual or proposed use of the proceeds of the Transactions, this Agreement or any of the transactions contemplated thereby. THE FOREGOING INDEMNITY AND AGREEMENT NOT TO ASSERT CLAIMS EXPRESSLY APPLIES, WITHOUT LIMITATION, TO THE NEGLIGENCE (BUT NOT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OF THE INDEMNIFIED PARTIES.

            b. Without limitation to the provisions of Section 4, if any payment of the Repurchase Price of any Transaction is made by Seller other than on the then scheduled Repurchase Date thereto as a result of an acceleration of the Repurchase Date pursuant to Section 16 or for any other reason, Seller shall, upon demand by Buyer, pay to Buyer an amount sufficient to compensate Buyer for any losses, costs or expenses described in Section 4(e) that it may reasonably incur as of a result of such payment.

            c. Without limiting the provisions of Section 30(a) hereof, if Seller fails to pay when due any costs, expenses or other amounts payable by it under this Agreement, including, without limitation, reasonable fees and expenses of counsel and indemnities, such amount may be paid on behalf of Seller by Buyer, in its sole discretion.

      31. Counterparts

            This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

      32. Confidentiality

            This Agreement and its terms, provisions, supplements and amendments, and notices hereunder, are proprietary to Buyer and Agent and shall be held by Seller and Limited Guarantor in strict confidence and shall not be disclosed to any third party without the written consent of Buyer except for (i) disclosure to Seller's or Limited Guarantor's direct and indirect Affiliates and Subsidiaries, investors, potential investors, attorneys or accountants, but only to the extent such disclosure is necessary and such parties are directed to hold all information in strict confidence, or (ii) disclosure required by law, rule, regulation or order of a court or other regulatory body. All information provided previously, herein or hereafter by Seller and Limited Guarantor and/or their agents and affiliates (such entities, the "Disclosing Parties") pursuant to this Agreement and/or pursuant to its terms, provisions, supplements and amendments, or notices hereunder, and/or pursuant to any negotiations or discussions prior to entering into this Agreement or transactions hereunder or in any way related hereto (all such information collectively, "Seller Information"), is proprietary to Seller and Limited Guarantor and shall be held by Buyer and its agents and affiliates in strict confidence and shall not be disclosed to any third party without the prior written consent of Seller and Limited Guarantor except for (i) disclosure to Buyer's direct and indirect Affiliates and Subsidiaries, attorneys or accountants, but only to the extent such disclosure is necessary for the purpose of the transactions hereunder and such parties agree to hold all information in strict confidence, (ii) disclosure required by law, rule, regulation or order of a court or other regulatory body,
(iii) if such Seller Information was already in the Buyer's and its agents' and affiliates' possession prior to the date hereof other than pursuant to the Transactions hereunder, (iv) is or becomes available to the Buyer and its agents and affiliates from a source other than the Disclosing Party, provided that such source is not known by the Buyer to be bound by a confidentiality agreement with the Disclosing Party, (v) in connection with any assignment or participation pursuant to Section 18 hereof; provided that any potential counterparty to which such Seller Information is provided shall sign a confidentiality agreement with respect to such Seller Information, (vi) is or becomes generally available to the public, (vii) was or is independently developed by the Buyer and/or its agents and affiliates, and/or (viii) in the event of an Event of Default the Buyer determines such information to be necessary or desirable to disclose in connection with the marketing and sales of the Purchased Assets or otherwise to enforce or exercise the Buyer's rights hereunder. Buyer and its agents and affiliates agree not to use any Seller Information for any purpose whatsoever other than transactions hereunder and, prior to the occurrence of an Event of Default hereunder, agree not to contact directly or indirectly any of the underlying obligors under the Purchased Assets or their directors, officers, employees, agents, or affiliates (collectively, the "Prohibited Contact Persons") without the prior written consent of Seller and Limited Guarantor, unless such contact is due solely to a prior relationship between Buyer and such Prohibited Contact Person or due solely to a general non-targeted solicitation of a category of similar persons and entities. Notwithstanding the foregoing or anything to the contrary contained herein or in any other Program Agreement, the parties hereto may disclose to any and all Persons, without limitation of any kind, the federal, state and local tax treatment of the Transactions, any fact relevant to understanding the federal, state and local tax treatment of the Transactions, and all materials of any kind (including opinions or other tax analyses) relating to such federal, state and local tax treatment and that may be relevant to understanding such tax treatment; provided that Seller may not disclose the name of or identifying information with respect to Buyer or Agent or any pricing terms (including, without limitation, the Pricing Rate, Exit Fee, Purchase Price Percentage and Purchase Price) or other nonpublic business or financial information (including any sublimits and financial covenants) that is unrelated to the federal, state and local tax treatment of the Transactions and is not relevant to understanding the federal, state and local tax treatment of the Transactions, without the prior written consent of the Buyer.

      33. Recording of Communications

            Buyer, Seller and Limited Guarantor shall have the right (but not the obligation) from time to time to make or cause to be made tape recordings of communications between its employees and those of the other party with respect to Transactions. Buyer, Seller and Limited Guarantor consent to the admissibility of such tape recordings in any court, arbitration, or other proceedings. The parties agree that a duly authenticated transcript of such a tape recording shall be deemed to be a writing conclusively evidencing the parties' agreement.

      34. Exit Fee

            In the event that a Purchased Asset (a) is repurchased before the Termination Date and is not directly placed in a CDO Transaction or placed into another investment banking transaction provided by and acceptable to Buyer or an Affiliate of Buyer, or (b) is not repurchased before the Termination Date, the Seller shall pay to the Buyer the applicable Exit Fee on such Repurchase Date to the account set forth in Section 9. No Exit Fee shall be payable if (a) a CDO Default occurs or (b) Seller repurchases a Purchased Asset due to a reduction of its Market Value by the Buyer to a level which is commercially unreasonable (which Seller shall have the right to do upon at least two (2) Business Days notice to the Buyer).

      35. Non-Recourse

            Anything contained herein to the contrary notwithstanding, with the exception of the Limited Guaranty, no recourse shall be had for the payment of any obligation or liability hereunder or for any claim based hereon or otherwise in respect hereof against (i) Limited Guarantor, any direct or indirect partner, agent, contractor, director, officer, member, consultant, manager, stockholder, subscriber to capital stock, incorporator, beneficiary, participant, trustee or advisor of Seller or Limited Guarantor, any member in Seller, or any partner or member therein; (ii) any legal representative, heir, estate, successor or assign of any thereof; (iii) any corporation (or any officer, director, employee or shareholder thereof), limited liability company (or member thereof), partnership (or any partner thereof), individual or entity to which any ownership interest in Seller shall have been directly or indirectly transferred; (iv) any purchaser of any asset of Seller; or (v) any other Person (except Seller, to the extent expressly set forth in the Program Agreements), for any deficiency or other sum owing with respect to any obligation or liability arising under this Agreement. It is understood that any obligation or liability under or with respect to this Agreement may not be enforced against any Person described in clauses (i) through (v) above; provided, however, that the foregoing provisions of this paragraph shall not:

      (a) prevent recourse to (i) Seller, the assets of Seller or any Purchased Assets or (ii) against Limited Guarantor or its assets to the extent of the Limited Guarantor's obligation under the Limited Guaranty;

      (b) in the event of any fraud, misappropriation or misapplication of funds, or intentional misrepresentation, estop Buyer from instituting or prosecuting a legal action or proceeding or otherwise making a claim against the Person or Persons committing such fraud, misappropriating or misapplying such funds, or making such intentional misrepresentation, or the recipient or beneficiary of such fraud, misappropriation or misapplication, whether or not such person, recipient or beneficiary, is any Person described in clauses (i) through (v) above for losses relating to or arising from such actual fraud, misappropriation or misapplication, or intentional misrepresentation; or

      (c) constitute a waiver, release or discharge or any obligation evidenced by this Agreement, and the same shall continue until paid or discharged in full.

      36. Periodic Due Diligence Review

            Seller acknowledges that Buyer has the right to perform continuing due diligence reviews with respect to the Seller and the Purchased Assets, for purposes of verifying compliance with the representations, warranties and specifications and updating Market Value determinations, made hereunder, or otherwise, and Seller agrees that upon reasonable (but no less than one (1) Business Day's) prior notice unless an Event of Default shall have occurred, in which case no notice is required, to Seller, Buyer or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Asset Files and any and all documents, records, agreements, instruments or information relating to such Purchased Assets in the possession or under the control of Seller, Limited Guarantor and/or the Custodian. Seller also shall make available to Buyer a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Asset Files and the Purchased Assets. Without limiting the generality of the foregoing, Seller acknowledges that Buyer may purchase Purchased Assets from Seller based solely upon the information provided by Seller to Buyer in the Purchased Asset Schedule and the representations, warranties and covenants contained herein, and that Buyer, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Purchased Assets purchased in a Transaction, including, without limitation, ordering broker's price opinions, new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Purchased Asset. Buyer may underwrite such Purchased Assets itself or engage a mutually agreed upon third party underwriter to perform such underwriting. Seller agrees to cooperate with Buyer and any third party underwriter in connection with such underwriting, including, but not limited to, providing Buyer and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Purchased Assets in the possession, or under the control, of Seller. Seller further agrees that Seller shall pay all out-of-pocket costs and expenses incurred by Buyer in connection with Buyer's activities pursuant to this Section 36 ("Due Diligence Costs").

            Anything herein to the contrary notwithstanding, Seller's aggregate obligation to pay costs and expenses in connection with or relating to each Purchased Asset, Mezzanine Loan or Mezzanine Loan Junior Interest which is submitted for a Transaction hereunder (including, without limitation, Due Diligence Costs, but excluding costs payable pursuant to Section 16), whether or not such Transaction is consummated, shall not exceed $7,500.

      37. Appointment of Agent.

            (a) As a broker-dealer registered with the SEC, Credit Suisse Securities (USA) LLC ("CSS"), as agent of Buyer and Seller, will be responsible for (i) effecting Transactions with respect to Securities hereunder, (ii) issuing all required confirmations and statements to Buyer and Seller, (iii) maintaining books and records relating to Transactions as required by SEC regulations, and (iv) receiving, delivering and safeguarding Seller's funds and any securities in connection with Transactions hereunder, in compliance with SEC regulations.

            (b) CSS is acting in connection with Transactions hereunder solely in its capacity as agent for Buyer and Seller pursuant to instructions from Buyer and Seller. CSS shall have no responsibility or personal liability to Buyer or Seller arising from any failure by Buyer or Seller to make payment, deliver securities, or perform any other obligations hereunder, including without limitation obligations to transfer margin or collateral, except for CSS's gross negligence or willful misconduct in performing its duties as agent hereunder. Each of Buyer and Seller agrees to proceed solely against the other to collect or recover any securities or money owing to it or to enforce any of its rights in connection with or as a result of Transactions hereunder.

            (c) The parties acknowledge and agree that the Agreement shall not govern any repurchase transaction between (i) CSS, acting in its individual capacity, and Seller or (ii) Seller and any entity other than Buyer, regardless of whether CSS is acting as agent for such other entity.

      38. Authorizations

            Any of the persons whose signatures and titles appear on Schedule 2 are authorized, acting singly, to act for Seller or Buyer, as the case may be, under this Agreement.

      39. Documents Mutually Drafted

            The Seller, Limited Guarantor and the Buyer agree that this Agreement each other Program Agreement prepared in connection with the Transactions set forth herein have been mutually drafted and negotiated by each party, and consequently such documents shall not be construed against either party as the drafter thereof.

      40. General Interpretive Principles.

            For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            a. the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

            b. accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

            c. references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

            d. a reference to a Subsection without further reference to a
            Section is a reference to such Subsection as contained in the same
            Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

            e. the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

            f. the term "include" or "including" shall mean without limitation by reason of enumeration;

            g. all times specified herein or in any other Program Agreement (unless expressly specified otherwise) are local times in New York, New York unless otherwise stated; and

            h. all references herein or in any Program Agreement to "good faith" means good faith as defined in Section 1-201(19) of the UCC as in effect in the State of New York.

                            [Signature Page Follows]

IN WITNESS WHEREOF, Seller, Limited Guarantor and the Buyer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

COLUMN FINANCIAL INC., as Buyer

By:
    -------------------------------------

Title:
       ----------------------------------

Date:
      -----------------------------------

111 DEBT ACQUISITION LLC, as Seller

By:
    -------------------------------------

Title:
       ----------------------------------

Date:
      -----------------------------------

111 DEBT ACQUISITION MEZZ LLC, as Mezzanine Loan Subsidiary

By:
    -------------------------------------

Title:
       ----------------------------------

Date:
      -----------------------------------

NEWKIRK REALTY TRUST, INC., as Limited Guarantor

By:
    -------------------------------------

Title:
       ----------------------------------

Date:
      -----------------------------------

                                   SCHEDULE 1

                                                                   Schedule 1(a)

                         REPRESENTATIONS AND WARRANTIES

          RE: PURCHASED ASSETS CONSISTING OF COMMERCIAL MORTGAGE LOANS

            Seller represents and warrants to Buyer, with respect to each Purchased Asset which is a Commercial Mortgage Loan, that except as specifically disclosed in writing to and approved by Buyer in accordance with the Agreement, as of the Purchase Date for each such Purchased Asset by Buyer from Seller and as of the date of each Transaction hereunder and at all times while the Program Agreements or any Transaction hereunder is in full force and effect the representations set forth on this Schedule 1(a) shall be true and correct in all material respects. For purposes of this Schedule 1(a) and the representations and warranties set forth herein, a breach of a representation or warranty shall be deemed to have been cured with respect to a Purchased Asset which is a Commercial Mortgage Loan if and when Seller has taken or caused to be taken action such that the event, circumstance or condition that gave rise to such breach no longer affects such Purchased Asset.

1. The Commercial Mortgage Loan is a performing mortgage loan secured by a first priority security interest in a commercial or multifamily property.

2. Such Commercial Mortgage Loan complies in all material respects with, or is exempt from, all requirements of federal, state or local law relating to such Commercial Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to Buyer thereof, Seller had good and marketable title to, and was the sole owner and holder of, such Commercial Mortgage Loan, and Seller is transferring such Commercial Mortgage Loan free and clear of any and all liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature encumbering such Commercial Mortgage Loan (other than any security interest created in favor of Buyer pursuant to this Agreement). Upon consummation of the purchase contemplated to occur in respect of such Commercial Mortgage Loan on the Purchase Date therefor, Seller will have validly and effectively conveyed to Buyer all legal and beneficial interest in and to such Commercial Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than any security interest created in favor of Buyer pursuant to this Agreement).

4. No fraudulent acts were committed by Seller in connection with its acquisition or origination of such Commercial Mortgage Loan nor were any fraudulent acts committed by any Person in connection with the origination of such Commercial Mortgage Loan.

5. All information contained in the related Complete Submission (or as otherwise provided to Buyer) in respect of such Commercial Mortgage Loan is accurate and complete in all material respects.

6. Except as included in the Complete Submission, Seller is not a party to any document, instrument or agreement, and there is no document, that by its terms modifies or affects the rights and obligations of any holder of such Commercial Mortgage Loan and Seller has not consented to any material change or waiver to any term or provision of any such document, instrument or agreement and no such change or waiver exists.


                                Schedule 1(a)-1

7. Such Commercial Mortgage Loan is presently outstanding, the proceeds thereof have been fully and properly disbursed and, except for amounts held in escrow by Servicer, there is no requirement for any future advances thereunder.

8. Seller has full right, power and authority to sell and assign such Commercial Mortgage Loan and such Commercial Mortgage Loan or any related Mortgage Note has not been cancelled, satisfied or rescinded in whole or part nor has any instrument been executed that would effect a cancellation, satisfaction or rescission thereof.

9. Other than consents and approvals obtained as of the related Purchase Date or those already granted in the related Mortgage and/or Mortgage Note, no consent or approval by any Person is required in connection (i) with Seller's sale and/or Buyer's acquisition of such Commercial Mortgage Loan, (ii) for Buyer's exercise of any rights or remedies in respect of such Commercial Mortgage Loan or (iii) for Buyer's sale, pledge or other disposition of such Commercial Mortgage Loan, other than, in the case of clauses (ii) and (iii), customary intercreditor restrictions limiting assignees to "qualified transferees". No third party holds any "right of first refusal", "right of first negotiation", "right of first offer", purchase option, or other similar rights of any kind, and no other impediment exists to any such transfer or exercise of rights or remedies.

10. No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority is required for any transfer or assignment by the holder of such Commercial Mortgage Loan.

11. Seller has not received written notice of any outstanding liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind for which the holder of such Commercial Mortgage Loan is or may become obligated.

12. Seller has not advanced funds, or knowingly received any advance of funds from a party other than the mortgagee relating to such Commercial Mortgage Loan, directly or indirectly, for the payment of any amount required by such Commercial Mortgage Loan.

13. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such Commercial Mortgage Loan is legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (i) that certain provisions contained in such Commercial Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Commercial Mortgage Loan documents invalid as a whole and such Commercial Mortgage Loan documents taken


                                Schedule 1(a)-2
as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of Seller to assign, transfer and convey the related Commercial Mortgage Loan to any other Person, except, however, for customary intercreditor restrictions limiting assignees to "qualified transferees". With respect to any Underlying Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an assignment of leases.

14. There is no offset, defense, counterclaim, abatement or right to rescission with respect to any related Mortgage Note, Mortgage or other agreements executed in connection therewith.

15. Seller has delivered to Buyer or its designee the original Mortgage Note(s) made in respect of such Commercial Mortgage Loan, together with an original endorsement thereof executed by [Seller] in blank and the related Asset File.

16. Each related Assignment of Mortgage and assignment of Assignment of Leases from [Seller] in blank constitutes the legal, valid and binding first priority assignment from [Seller] (assuming the insertion of the Buyer's name), except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

17. The Commercial Mortgage Loan is secured by one or more Mortgages and each such Mortgage is a valid and enforceable first lien on the related Underlying Mortgaged Property subject only to the exceptions set forth in paragraph (13) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Underlying Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Commercial Mortgage Loan when they become due or materially and adversely affects the value of the Underlying Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (21) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Underlying Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Commercial Mortgage Loan when they become due or materially and adversely affects the value of the Underlying Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Underlying Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Commercial Mortgage Loan when they become due or materially and


                                Schedule 1(a)-3
adversely affects the value of the Underlying Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Underlying Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Commercial Mortgage Loan is cross-collateralized with any other Commercial Mortgage Loan, the lien of the Mortgage for such other Commercial Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Underlying Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Commercial Mortgage Loan when they become due or materially and adversely affects the value of the Underlying Mortgaged Property. Except with respect to cross-collateralized and cross-defaulted Commercial Mortgage Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Underlying Mortgaged Property or such Commercial Mortgage Loan.

18. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on the Underlying Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Underlying Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Commercial Mortgage
Loan) material to the value of the Underlying Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Commercial Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Commercial Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

19. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Underlying Mortgaged Property and that have become delinquent in respect of the Underlying Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

20. The related Underlying Mortgaged Property is free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Underlying Mortgaged Property as security for the Commercial Mortgage Loan and there is no proceeding pending or threatened for the total or partial condemnation of such Underlying Mortgaged Property.

21. The lien of each related Mortgage as a first priority lien in the original principal amount of such Commercial Mortgage Loan after all advances of principal is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable


                                Schedule 1(a)-4
jurisdiction, insuring the original mortgagee, its successors and assigns, subject only to the Title Exceptions; the mortgagee or its successors or assigns is the sole named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the mortgagee of record; such title policy is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no claims have been made under such policy and no circumstance exists which would impair or diminish the coverage of such policy. The insurer issuing such policy is (x) a nationally recognized title insurance company and (y) qualified to do business in the jurisdiction in which the related Underlying Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Underlying Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to public road or (b) against any loss due to encroachments of any material portion of the improvements thereon.

22. As of the date of its origination, all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Underlying Mortgaged Property in the jurisdiction in which such Underlying Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, is in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Underlying Mortgaged Property, or (ii) the outstanding principal balance of the Commercial Mortgage Loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions; and is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Underlying Mortgaged Property, all of which was in full force and effect with respect to the related Underlying Mortgaged Property; and all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Underlying Mortgaged Property in the jurisdiction in which such Underlying Mortgaged Property is located, is in full force and effect with respect to the related Underlying Mortgaged Property; all premiums due and payable have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial and/or multifamily mortgage lender with respect to a similar Commercial Mortgage Loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Underlying Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Commercial Mortgage Loan, subject in either case to requirements with respect to leases at the related Underlying Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The Underlying Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Underlying Mortgaged Property, in an amount customarily required by prudent institutional lenders. An architectural or engineering consultant has


                                Schedule 1(a)-5
performed an analysis of the Underlying Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Underlying Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475 year lookback with a 10% probability of exceedance in a 50 year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Underlying Mortgaged Property was obtained by an insurer rated at least A-:V by A.M. Best Company or "BBB-" (or the equivalent) from S&P and Fitch or "Baa3" (or the equivalent) from Moody's. If the Underlying Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Underlying Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Commercial Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Underlying Mortgaged Property.

            The insurance policies contain a standard mortgagee clause naming Seller, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without 30 days prior written notice to the mortgagee (or, with respect to non-payment, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

23. (a) Other than payments due but not yet 30 days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and no event has occurred (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, and (b) Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage Loan documents no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

24. Such Commercial Mortgage Loan is not, since origination, and has not been, 30 days or more past due in respect of any scheduled payment or part thereof.

25. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, the related Underlying Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

26. Such Commercial Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3)of the Code (without regard to Treasury Regulations Sections 1.860G-2(a)(3) or 1.860G-2(f)(2)), is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Commercial Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Commercial Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Commercial Mortgage Loan was at


                                Schedule 1(a)-6
least equal to 80% of the principal amount of the Commercial Mortgage Loan (a) as of the Testing Date, or (b) as of the Purchase Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Commercial Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Commercial Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Commercial Mortgage Loan was originated unless
(a) such Commercial Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Commercial Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Commercial Mortgage Loan was in default or when default with respect to such Commercial Mortgage Loan was reasonably foreseeable. However, if the referenced Commercial Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Commercial Mortgage Loan was not in default or when default with respect to such Commercial Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred.

27. There is no material and adverse environmental condition or circumstance affecting the Underlying Mortgaged Property; there is no material violation of any applicable Environmental Law with respect to the Underlying Mortgaged Property; neither Seller nor the owner of the Underlying Mortgaged Property has taken any actions which would cause the Underlying Mortgaged Property not to be in compliance with all applicable Environmental Laws; the Underlying Mortgage Loan documents require the Mortgagor to comply with all Environmental Laws; and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such Environmental Laws or has provided environmental insurance.

28. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Underlying Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

29. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

30. Such Commercial Mortgage Loan is a whole loan and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Underlying Mortgaged Property or provide for negative amortization. Seller holds no preferred equity interest.


                                Schedule 1(a)-7

31. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Underlying Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Commercial Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Underlying Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death of a member, general partner or shareholder of the related borrower and transfers of less than a controlling interest (as such term is defined in the related Commercial Mortgage Loan documents) in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to Commercial Mortgage Loans which are cross-collateralized or cross-defaulted with other mortgage loans or multi-property Commercial Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Commercial Mortgage Loan (such as pledges of ownership interests that do not result in a change of control) or a substitution or release of collateral within the parameters of paragraph (34) below), or (b) the related Underlying Mortgaged Property or controlling interest in the Mortgagor is encumbered in connection with subordinate financing by a lien or security interest against the related Underlying Mortgaged Property, other than any existing permitted additional debt. The Commercial Mortgage Loan documents require the Mortgagor to pay all reasonable costs incurred by the Mortgagor with respect to any transfer, assumption or encumbrance requiring lender's approval.

32. Except as set forth in the related Complete Submission, the terms of the related Mortgage Note(s) and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or rescission has occurred since the date upon which the Complete Submission for such Commercial Mortgage Loan was delivered to Buyer or its designee.

33. Each related Underlying Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

34. No material portion of the related Underlying Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Commercial Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Commercial Mortgage Loans (a) which permit defeasance by means of substituting for the Underlying Mortgaged Property (or, in the case of a Commercial Mortgage Loan secured by multiple Underlying Mortgaged Properties, one or more of such Underlying Mortgaged Properties) "government securities" as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Commercial Mortgage Loans (or portions thereof) in accordance with its terms,
(b) where a release of the portion of the Underlying Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Commercial Mortgage Loan, (c) where release is


                                Schedule 1(a)-8
conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Underlying Mortgaged Property or the portion thereof that is being released, (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the Underlying Mortgaged Property that will not have a material adverse effect on the underwritten value of the security for the Commercial Mortgage Loan or that were not allocated to any value in the underwriting during the origination of the Commercial Mortgage Loan, the terms of the related Mortgage do not provide for release of any portion of the Underlying Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

35. There are no material violations of any applicable zoning ordinances, building codes or land laws applicable to the Underlying Mortgaged Property or the use and occupancy thereof which (i) are not insured by an ALTA lender's title insurance policy, or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (ii) would have a material adverse effect on the value, operation or net operating income of the Underlying Mortgaged Property. The Commercial Mortgage Loan documents require the Underlying Mortgaged Property to comply with all applicable laws and ordinances.

36. None of the material improvements which were included for the purposes of determining the appraised value of the related Underlying Mortgaged Property at the time of the origination of the Commercial Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Underlying Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Underlying Mortgaged Property or related Mortgagor's use and operation of such Underlying Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Underlying Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

37. The related Mortgagor has covenanted in its organizational documents and/or the Commercial Mortgage Loan documents to own no significant asset other than the related Underlying Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Underlying Mortgaged Properties, and to hold itself out as being a legal entity, separate and apart from any other Person.

38. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the mortgagee, the Seller or the Servicer to the Mortgagor and no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

39. There is no pending action, suit or proceeding, or governmental investigation of which mortgagee, Seller or Servicer has received notice, against the Mortgagor or the related Underlying Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Commercial Mortgage Loan or the security intended to be provided by the Commercial Mortgage Loan documents or the current use of the Underlying Mortgaged Property.


                                Schedule 1(a)-9

40. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

41. The Commercial Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

42. Each Commercial Mortgage Loan that is cross-collateralized is cross-collateralized only with other Commercial Mortgage Loans sold pursuant to this Agreement.

43. The improvements located on the Underlying Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Commercial Mortgage Loan, (ii) the value of such improvements on the related Underlying Mortgaged Property located in such flood hazard area or
(iii) the maximum allowed under the related federal flood insurance program.

44. All escrow deposits and payments required pursuant to the Commercial Mortgage Loan required to be deposited with the Servicer in accordance with the Commercial Mortgage Loan documents have been so deposited, are in the possession, or under the control, of Servicer or its agent and there are no deficiencies in connection therewith.

45. The related Mortgagor, the related lessee, franchisor or operator is in possession of all material licenses, permits and authorizations then required for use of the related Underlying Mortgaged Property by the related Mortgagor. The Commercial Mortgage Loan documents require the Mortgagor, the related lessee, franchisor or operator to maintain all such licenses, permits and authorizations.

46. The origination (or acquisition, as the case may be), servicing and collection practices used by mortgagee and servicer with respect to the Commercial Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

47. Except for Mortgagors under Commercial Mortgage Loans the Underlying Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Underlying Mortgaged Property.

48. The Commercial Mortgage Loan documents for such Commercial Mortgage Loan provide that such Commercial Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor accepts responsibility for any loss incurred due to fraud on the part of the Mortgagor and/or other intentional material misrepresentation. Furthermore, the Commercial Mortgage Loan documents for each Commercial Mortgage Loan provide that the related Mortgagor and an additional guarantor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected


                                Schedule 1(a)-10
in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Underlying Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Commercial Mortgage Loan documents.

49. Subject to the exceptions set forth in paragraph (13) and upon possession of the Underlying Mortgaged Property as required under applicable state law, any Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with such Commercial Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

50. With respect to such Commercial Mortgage Loan, any prepayment premium and yield maintenance charge constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

51. If such Commercial Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Commercial Mortgage Loan permits defeasance (1) no earlier than two years after any securitization of such Commercial Mortgage Loan and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. Such Commercial Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Commercial Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Commercial Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Commercial Mortgage Loan for the remainder of its term, (b) an opinion of counsel that the defeasance complies with all applicable REMIC Provisions, and
(c) assurances from each applicable Rating Agency that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to any certificates backed by the related Commercial Mortgage Loan.

52. The originator of such Commercial Mortgage Loan was authorized to do business in the jurisdiction in which the related Underlying Mortgaged Property is located at all times when it originated and held the Commercial Mortgage Loan.

53. Neither Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Commercial Mortgage Loan.

54. The related Underlying Mortgaged Property is not encumbered, and none of the Commercial Mortgage Loan documents permits the related Underlying Mortgaged Property to be encumbered without the prior written consent of the holder of such Commercial Mortgage Loan, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage.


                                Schedule 1(a)-11

55. Each related Underlying Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

56. An appraisal of the related Underlying Mortgaged Property was conducted within 12 months of the origination of the Commercial Mortgage Loan, which appraisal is signed by a qualified appraiser who had no interest, direct or indirect, in the Underlying Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraisal and appraiser both satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Commercial Mortgage Loan was originated.

57. The related Commercial Mortgage Loan documents require the Mortgagor to provide the mortgagee with certain financial information at the times required under the related Commercial Mortgage Loan documents.

58. The related Underlying Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Underlying Mortgaged Property is currently being utilized.

59. Each Underlying Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

60. No Commercial Mortgage Loan is secured by a Care Facility or an Industrial Property.

61. Each Commercial Loan has a Loan-to-Value Ratio of 80% or less.

62. With respect to each related Underlying Mortgaged Property consisting of a Ground Lease, Seller represents and warrants the following with respect to the related Ground Lease:

(ii) Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the origination date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the origination date.

(iii) Upon the foreclosure of the Commercial Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Purchase Date).


                                Schedule 1(a)-12

(iv) Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (i) an event of default occurs under the Ground Lease, (ii) notice thereof is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

(v) Such Ground Lease is in full force and effect, there is no material default under such Ground Lease, and there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

(vi) The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The Ground Lease or ancillary agreement further provides that no notice given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the Ground Lease or ancillary agreement.

(vii) The Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Underlying Mortgaged Property is subject.

(viii) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

(ix) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the stated maturity date of the Mortgage.

(x) Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Underlying Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Commercial Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related Underlying Mortgaged Property to the outstanding principal balance of such Commercial Mortgage Loan).


                                Schedule 1(a)-13

(xi) The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

(xii) The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

(63) Security Interest. The Transactions under this Agreement constitute a sale of, or creates a valid, first priority security interest in favor of the Buyer, in the Purchased Assets or other Repurchase Assets purported to be covered hereby.


                                Schedule 1(a)-14

                                                                   Schedule 1(b)

                         REPRESENTATIONS AND WARRANTIES

               RE: PURCHASED ASSETS CONSISTING OF JUNIOR INTERESTS

            Seller represents and warrants to Buyer, with respect to each Purchased Asset which is a Junior Interest, that except as specifically disclosed to in writing and approved by Buyer in accordance with the Agreement, as of the Purchase Date for each such Purchased Asset by Buyer from Seller and as of the date of each Transaction hereunder and at all times while the Program Agreements or any Transaction hereunder is in full force and effect the representations set forth on this Schedule 1(b) shall be true and correct in all material respects. For purposes of this Schedule 1(b) and the representations and warranties set forth herein, a breach of a representation or warranty shall be deemed to have been cured with respect to (a) a Purchased Asset which is a Commercial Mortgage Loan Junior Interest or (b) a Mezzanine Loan Junior Interest owned by the Mezzanine Loan Subsidiary, in each case, if and when Seller has taken or caused to be taken action such that the event, circumstance or condition that gave rise to such breach no longer affects such Junior Interest.

1. With respect to each Underlying Mortgage Loan and Underlying Mortgaged Property related to each Commercial Mortgage Loan Junior Interest, the representations and warranties set forth on Schedule 1(a) with respect to such Underlying Mortgage Loan and Underlying Mortgaged Property are true and correct in all material respects. With respect to each Underlying Mortgage Loan and Underlying Mortgaged Property related to each Mezzanine Loan Junior Interest, the representations and warranties set forth on Schedule 1(c) with respect to such Underlying Mortgage Loan and Underlying Mortgaged Property are true and correct in all material respects.

2. The Junior Interest is (a) a junior participation interest in a Commercial Mortgage Loan or a Mezzanine Loan or (b) a "B-note" in an "A/B structure" in a Commercial Mortgage Loan or a Mezzanine Loan.

3. Each Junior Interest has a Loan-to-Value Ratio of 75% or less.

4. Seller has delivered to Buyer or its designee the original promissory note, certificate or other similar indicia of ownership of such Junior Interest, however denominated, together with an original assignment thereof, executed by Seller in blank, or, with respect to a participation interest, reissued in Buyer's name (or such other name as designated by the Buyer).

5. No default or event of default has occurred under any agreement pertaining to any lien or other interest that ranks pari passu with or senior to the interests of the holder of such Junior Interest in respect of the related Underlying Mortgaged Property and there is no provision in any such agreement which would provide for any increase in the principal amount of any such lien or other interest.

6. No (i) monetary default, breach or violation exists with respect to any agreement or other document governing or pertaining to such Junior Interest, the related Commercial Mortgage Loan, the related Mezzanine Loan or any other


                                Schedule 1(b)-1
obligation of the owner of the Underlying Mortgaged Property, (ii) material non-monetary default, breach or violation exists with respect to such Junior Interest, the related Commercial Mortgage Loan, the related Mezzanine Loan or any other obligation of the owner of the Underlying Mortgaged Property, or (iii) event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration.

7. Such Junior Interest has not been and shall not be deemed to be a Security within the meaning of the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

8. No issuer of the Purchased Asset, no co-participant and no Mortgagor related to any Underlying Mortgage Loan, is a debtor in any state or federal bankruptcy or insolvency proceeding.

9. The Transactions under this Agreement constitute a sale of, or creates a valid, first priority security interest in favor of the Buyer, in such Junior Interest.


                                Schedule 1(b)-2

                                                                   Schedule 1(c)

                         REPRESENTATIONS AND WARRANTIES

               RE: PURCHASED ASSETS CONSISTING OF MEZZANINE LOANS

            Seller represents and warrants to Buyer, with respect to each Mezzanine Loan owned by the Mezzanine Loan Subsidiary, that except as specifically disclosed to in writing and approved by Buyer in accordance with the Agreement, as of the Purchase Date for each such Purchased Asset by Buyer from Seller and as of the date of each Transaction hereunder and at all times while the Program Agreements or any Transaction hereunder is in full force and effect or the Mezzanine Loan Subsidiary continues to own such Mezzanine Loan the representations set forth on this Schedule 1(c) shall be true and correct in all material respects. For purposes of this Schedule 1(c) and the representations and warranties set forth herein, a breach of a representation or warranty shall be deemed to have been cured with respect to a Mezzanine Loan owned by the Mezzanine Loan Subsidiary if and when Seller has taken or caused to be taken action such that the event, circumstance or condition that gave rise to such breach no longer affects such Purchased Asset.

1. The Mezzanine Loan is a performing mezzanine loan secured by a pledge of all of the Capital Stock of a Mortgagor that owns income producing commercial real estate.

2. Such Mezzanine Loan complies in all material respects with, or is exempt from, all requirements of federal, state or local law relating to such Mezzanine Loan.

3. Mezzanine Loan Subsidiary has good and marketable title to, and is the sole owner and holder of, such Mezzanine Loan, and Mezzanine Loan Subsidiary is pledging such Mezzanine Loan free and clear of any and all liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature encumbering such Mezzanine Loan.

4. No fraudulent acts were committed by Mezzanine Loan Subsidiary in connection with its acquisition or origination of such Mezzanine Loan nor were any fraudulent acts committed by any Person in connection with the origination of such Mezzanine Loan.

5. All information contained in the related Complete Submission (or as otherwise provided to Buyer) in respect of such Mezzanine Loan is accurate and complete in all material respects.

6. Except as included in the Complete Submission, neither Seller nor Mezzanine Loan Subsidiary is a party to any document, instrument or agreement, and there is no document, that by its terms modifies or affects the rights and obligations of any holder of such Mezzanine Loan and neither Mezzanine Loan Subsidiary nor Seller has consented to any material change or waiver to any term or provision of any such document, instrument or agreement and no such change or waiver exists.


                                Schedule 1(c)-1

7. Such Mezzanine Loan is presently outstanding, the proceeds thereof have been fully and properly disbursed and, except for amounts held in escrow by Servicer, there is no requirement for any future advances thereunder.

8. Mezzanine Loan Subsidiary has full right, power and authority to sell and assign such Mezzanine Loan and such Mezzanine Loan or any related Mezzanine Loan Document has not been cancelled, satisfied or rescinded in whole or part nor has any instrument been executed that would effect a cancellation, satisfaction or rescission thereof.

9. Other than consents and approvals obtained as of the related Purchase Date or those already granted in the Mezzanine Loan Documents, no consent or approval by any Person is required in connection (i) with Mezzanine Loan Subsidiary's pledge of such Mezzanine Loan, (ii) for Buyer's exercise of any rights or remedies in respect of such Mezzanine Loan or (iii) for Buyer's sale, pledge or other disposition of such Mezzanine Loan, other than, in the case of clauses (ii) or
(iii), customary intercreditor restrictions limiting assignees to "qualified transferees". No third party holds any "right of first refusal", "right of first negotiation", "right of first offer", purchase option, or other similar rights of any kind, and no other impediment exists to any such transfer or exercise of rights or remedies.

10. The Mezzanine Loan is secured by a pledge of equity ownership interests in the related Mortgagor under the Underlying Mortgage Loan or a direct or indirect owner of the related Mortgagor and the security interest created thereby has been fully perfected in favor of the originator and its successors and assigns.

11. The owner of the Underlying Mortgaged Property has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with requisite power and authority to own its assets and to transact the business in which it is now engaged, the sole purpose of the owner of the Underlying Mortgaged Property under its organizational documents is to own, finance, sell or otherwise manage the Properties and to engage in any and all activities related or incidental thereto, and the Mortgaged Properties constitute the sole assets of the owner of the Underlying Mortgaged Property.

12. The owner of the Underlying Mortgaged Property has good and marketable title to the Underlying Mortgaged Property, no claims under the title policies insuring the owner of the Underlying Mortgaged Property's title to the Properties have been made, and the owner of the Underlying Mortgaged Property has not received any written notice regarding any material violation of any easement, restrictive covenant or similar instrument affecting the Underlying Mortgaged Property.

13. The representations and warranties made by the borrower (the "Mezzanine Borrower") in the Mezzanine Loan Documents were true and correct in all material respects as of the date such representations and warranties were stated to be true therein, and there has been no adverse change with respect to the Mezzanine Loan, the Mezzanine Borrower, the Underlying Mortgaged Property or the owner of the Underlying Mortgaged Property that would render any such representation or warranty not true or correct in any material respect as of the Purchase Date.


                                Schedule 1(c)-2

14. The Mezzanine Loan Documents provide for the acceleration of the payment of the unpaid principal balance of the Mezzanine Loan if (i) the related borrower voluntarily transfers or encumbers all or any portion of any related Mezzanine Collateral, or (ii) any direct or indirect interest in the related borrower is voluntarily transferred or assigned, other than, in each case, as permitted under the terms and conditions of the related loan documents.

15. Pursuant to the terms of the Mezzanine Loan Documents: (a) no material terms of any related Mortgage may be waived, canceled, subordinated or modified in any material respect and no material portion of such Mortgage or the Underlying Mortgaged Property may be released without the consent of the holder of the Mezzanine Loan; (b) no material action may be taken by the owner of the Underlying Mortgaged Property with respect to the Underlying Mortgaged Property without the consent of the holder of the Mezzanine Loan; (c) the holder of the Mezzanine Loan is entitled to approve the budget of the owner of the Underlying Mortgaged Property as it relates to the Underlying Mortgaged Property; and (d) the holder of the Mezzanine Loan's consent is required prior to the owner of the Underlying Mortgaged Property incurring any additional indebtedness.

16. There is no (i) monetary default, breach or violation with respect to such Mezzanine Loan, the Underlying Mortgage Loan or any other obligation of the owner of the Underlying Mortgaged Property, (ii) material non-monetary default, breach or violation with respect to such Mezzanine Loan, the Underlying Mortgage Loan or any other obligation of the owner of the Underlying Mortgaged Property or (iii) event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration.

17. No default or event of default has occurred under any agreement pertaining to any lien or other interest that ranks pari passu with or senior to the interests of the holder of such Mezzanine Loan or with respect to any Underlying Mortgage Loan or other indebtedness in respect of the related Underlying Mortgaged Property and there is no provision in any agreement related to any such lien, interest or loan which would provide for any increase in the principal amount of any such lien, other interest or loan.

18. Mezzanine Loan Subsidiary's security interest in the Mezzanine collateral is covered by a UCC-9 insurance policy (the "UCC-9 Policy") in the maximum principal amount of the Mezzanine Loan insuring that the related pledge is a valid first priority lien on the Mezzanine Collateral, subject only to the exceptions stated therein (or a pro forma title policy or marked up title insurance commitment on which the required premium has been paid exists which evidences that such UCC-9 Policy will be issued), such UCC-9 Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, no material claims have been made thereunder and no claims have been paid thereunder, Mezzanine Loan Subsidiary has not done, by act or omission, anything that would materially impair the coverage under the UCC-9 Policy and as of the Purchase Date, the UCC-9 Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of Buyer without the consent of or notice to the insurer.


                                Schedule 1(c)-3

19. The Mezzanine Loan, and each party involved in the origination of the Mezzanine Loan, complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

20. Mezzanine Loan Subsidiary has delivered to Buyer or its designee the original promissory note made in respect of such Mezzanine Loan, together with an original assignment thereof executed by Mezzanine Loan Subsidiary in blank.

21. The Mezzanine Loan Subsidiary has not received any written notice that the Mezzanine Loan may be subject to reduction or disallowance for any reason, including without limitation, any setoff, right of recoupment, defense, counterclaim or impairment of any kind.

22. The Mezzanine Loan Subsidiary has no obligation to make loans to, make guarantees on behalf of, or otherwise extend credit to, or make any of the foregoing for the benefit of, the Mezzanine Borrower or any other person under or in connection with the Mezzanine Loan.

23. The servicing and collection practices used by the servicer of the Mezzanine Loan, and the origination practices of the related originator, have been in all respects legal, proper and prudent and have met customary industry standards by prudent institutional commercial mezzanine lenders and mezzanine loan servicers except to the extent that, in connection with its origination, such standards were modified as reflected in the documentation delivered to Buyer.

24. If applicable, the ground lessor consented to and acknowledged that (i) the Mezzanine Loan is permitted / approved, (ii) any foreclosure of the Mezzanine Loan and related change in ownership of the ground lessee will not require the consent of the ground lessor or constitute a default under the ground lease,
(iii) copies of default notices would be sent to Mezzanine Lender and (iv) it would accept cure from Mezzanine Lender on behalf of the ground lessee.

25. To the extent the Buyer was granted a security interest with respect to the Mezzanine Loan, such interest (i) was given for due consideration, (ii) has attached, (iii) is perfected, (iv) is a first priority Lien, and (v) has been appropriately assigned to the Buyer by the owner of the Underlying Mortgaged Property.

26. No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority is required for any transfer or assignment by the holder of such Mezzanine Loan.

27. Mezzanine Loan Subsidiary has not received written notice of any outstanding liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind for which the holder of such Mezzanine Loan is or may become obligated.

28. Mezzanine Loan Subsidiary has not advanced funds, or knowingly received any advance of funds from a party other than the borrower relating to such Mezzanine Loan, directly or indirectly, for the payment of any amount required by such Mezzanine Loan.


                                Schedule 1(c)-4

29. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on any related Underlying Mortgaged Property and that for the related Purchased Asset have become delinquent in respect of such Underlying Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

30. Each related Underlying Mortgaged Property is free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Underlying Mortgaged Property as security for the related Underlying Mortgage Loan and there is no proceeding pending or threatened for the total or partial condemnation of such Underlying Mortgaged Property.

31. As of the date of origination of the Mezzanine Loan, all insurance coverage required under the Mezzanine Loan Documents and/or any Mortgage Loan related to the Underlying Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Underlying Mortgaged Property in the jurisdiction in which such Underlying Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, is in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Underlying Mortgaged Property, or (ii) the outstanding principal balance of the Underlying Mortgage Loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions; and is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Underlying Mortgaged Property, all of which was in full force and effect with respect to each related Underlying Mortgaged Property; and, as of the Purchase Date for the related Purchased Asset, all insurance coverage required under the Mezzanine Loan Documents and/or any Underlying Mortgage Loan related to the Underlying Mortgaged Property, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Underlying Mortgaged Property in the jurisdiction in which such Underlying Mortgaged Property is located, is in full force and effect with respect to each related Underlying Mortgaged Property; all premiums due and payable for the related Purchased Asset have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial and/or multifamily mortgage lender with respect to a similar mortgage loan and which are set forth in the Mezzanine Loan Documents and/or any Underlying Mortgage Loan related to the Underlying Mortgaged Property, any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Underlying Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Underlying Mortgage Loan, subject in either case to requirements with respect to leases at the related Underlying Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The Underlying Mortgaged Property is also covered by comprehensive general liability


                                Schedule 1(c)-5
insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Underlying Mortgaged Property, in an amount customarily required by prudent institutional lenders. An architectural or engineering consultant has performed an analysis of the Underlying Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Underlying Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475 year lookback with a 10% probability of exceedance in a 50 year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Underlying Mortgaged Property was obtained by an insurer rated at least A-:V by A.M. Best Company or "BBB-" (or the equivalent) from S&P and Fitch or "Baa3" (or the equivalent) from Moody's. If the Underlying Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Underlying Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Underlying Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Underlying Mortgaged Property.

32. The insurance policies contain a standard mortgagee clause naming the mortgagee, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without 30 days prior written notice to the mortgagee (or, with respect to non-payment, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

33. There is no material and adverse environmental condition or circumstance affecting the Underlying Mortgaged Property; there is no material violation of any applicable Environmental Law with respect to the Underlying Mortgaged Property; neither Mezzanine Loan Subsidiary nor the owner of the Underlying Mortgaged Property has taken any actions which would cause the Underlying Mortgaged Property not to be in compliance with all applicable Environmental Laws; the Underlying Mortgage Loan documents require the Mortgagor to comply with all Environmental Laws; and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such Environmental Laws or has provided environmental insurance.

34. No borrower under the Mezzanine Loan nor any Mortgagor under any Underlying Mortgage Loan is a debtor in any state or federal bankruptcy or insolvency proceeding.

35. Each related Underlying Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

36. There are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Underlying Mortgaged Property or the use and occupancy thereof which (i) are not insured by an ALTA lender's title insurance policy, or its equivalent as adopted in the applicable


                                Schedule 1(c)-6
jurisdiction, or a law and ordinance insurance policy or (ii) would have a material adverse effect on the value, operation or net operating income of the Underlying Mortgaged Property. The Mezzanine Loan Documents and the Underlying Mortgage Loan documents require the Underlying Mortgaged Property to comply with all applicable laws and ordinances.

37. None of the material improvements which were included for the purposes of determining the appraised value of any related Underlying Mortgaged Property at the time of the origination of the Mezzanine Loan or any related Underlying Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Underlying Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Underlying Mortgaged Property or the related Mortgagor's use and operation of such Underlying Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Underlying Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

38. As of the Purchase Date with respect to the related Purchase Price Increase, there was no pending action, suit or proceeding, or governmental investigation of which the Mezzanine Loan Subsidiary, the Seller, the Mezzanine Borrower or the owner of the Underlying Mortgaged Property has received notice, against the Mortgagor or the related Underlying Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect the Mezzanine Loan or the Underlying Mortgage Loan.

39. The improvements located on the Underlying Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Underlying Mortgage Loan, (ii) the value of such improvements on the related Underlying Mortgaged Property located in such flood hazard area or
(iii) the maximum allowed under the related federal flood insurance program.

40. Except for Mortgagors under Underlying Mortgage Loans the Underlying Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Underlying Mortgaged Property.

41. The related Underlying Mortgaged Property is not encumbered, and none of the Mezzanine Loan Documents or any Underlying Mortgage Loan documents permits the related Underlying Mortgaged Property to be encumbered subsequent to the Purchase Date of the related Purchased Asset without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after such Purchase Date).

42. Each related Underlying Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.


                                Schedule 1(c)-7

43. An appraisal of the related Underlying Mortgaged Property was conducted within 12 months of the origination of the Commercial Mortgage Loan, which appraisal is signed by a qualified appraiser who had no interest, direct or indirect, in the Underlying Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraisal and appraiser both satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Underlying Mortgage Loan was originated.

44. The related Underlying Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Underlying Mortgaged Property is currently being utilized.

45. To the extent required under applicable law, Mezzanine Loan Subsidiary is authorized to transact and do business in each jurisdiction in which a Mortgaged Property is located at all times when it held the Mezzanine Loan.

46. The Mezzanine Collateral does not secure any mezzanine loan other than the Mezzanine Loan being transferred and assigned to the Buyer hereunder (except for Mezzanine Loans, if any, which are cross-collateralized with other Mezzanine Loans being conveyed to the Buyer or subsequent transferee hereunder and identified on the Purchased Asset Schedule).

47. Pursuant to the terms of the Mezzanine Loan Documents, the Mezzanine Loan Subsidiary satisfied any transfer conditions or requirements (or such conditions or requirements were validly waived by any requisite parties) in the Mezzanine Loan Documents with respect to the pledge of the Mezzanine Loan to the Buyer.

48. Each Mezzanine Loan has a Loan-to-Value Ratio of 85% or less

49. With respect to each related Underlying Mortgaged Property consisting of a Ground Lease, Seller represents and warrants the following with respect to the related Ground Lease:

      (i) Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the origination date of the related Purchased Asset and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the origination date.

      (ii) Upon the foreclosure of the Underlying Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Purchase Date).


                                Schedule 1(c)-8

      (iii) Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (i) an event of default occurs under the Ground Lease, (ii) notice thereof is provided to the mortgagee and
(iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

      (iv) Such Ground Lease is in full force and effect, there is no material default under such Ground Lease, and there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

      (v) The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The Ground Lease or ancillary agreement further provides that no notice given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the Ground Lease or ancillary agreement.

      (vi) The Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Underlying Mortgaged Property is subject.

      (vii) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

      (viii) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the stated maturity date of the Mortgage.

      (ix) Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Underlying Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Underlying Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related Underlying Mortgaged Property to the outstanding principal balance of such Underlying Mortgage Loan).


                                Schedule 1(c)-9

      (x) The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

      (xi) The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

50 The Transactions under this Agreement constitute a sale of, or creates a valid, first priority security interest in favor of the Buyer, in the Mezzanine Loan Subsidiary Interests, and creates a valid, first priority security interest in favor of the Buyer in the Mezzanine Loans.


                                Schedule 1(c)-10

                                                                   Schedule 1(d)

                         REPRESENTATIONS AND WARRANTIES

                  RE: PURCHASED ASSETS CONSISTING OF SECURITIES

            Seller represents and warrants to Buyer, with respect to each Purchased Asset which is a Security, that except as specifically disclosed to in writing and approved by Buyer in accordance with the Agreement, as of the Purchase Date for each such Purchased Asset by Buyer from Seller and as of the date of each Transaction hereunder and at all times while the Program Agreements or any Transaction hereunder is in full force and effect the representations set forth on this Schedule 1(d) shall be true and correct in all material respects. For purposes of this Schedule 1(d) and the representations and warranties set forth herein, a breach of a representation or warranty shall be deemed to have been cured with respect to a Purchased Asset which is a Security if and when Seller has taken or caused to be taken action such that the event, circumstance or condition that gave rise to such breach no longer affects such Purchased Asset.

1. The CMBS Security consists of pass-through certificates Rated no lower than B representing beneficial ownership interests in one or more first lien mortgage loans secured by commercial and/or multifamily properties.

2. Each CRE CDO Security is of investment grade and consists of asset-backed securities, which security entitles the holders thereof to receive payments that depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the asset-backed securities) on the cash flow from a portfolio of underlying collateral.

3. Immediately prior to the sale, transfer and assignment to Buyer thereof, Seller had good and marketable title to, and was the sole owner and holder of, such Security, and Seller is transferring such Security free and clear of any and all liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature encumbering such Security (other than any security interest created in favor of Buyer pursuant to this Agreement).

4. Seller has full right, power and authority to sell and assign such Security and such Security has not been cancelled, satisfied or rescinded in whole or part nor has any instrument been executed that would effect a cancellation, satisfaction or rescission thereof.

5. Other than consents and approvals obtained as of the related Purchase Date or those already granted in the related documents governing such Security, no consent or approval by any Person is required in connection (i) with Buyer's acquisition of such Security, (ii) for Buyer's exercise of any rights or remedies in respect of such Security or (iii) for Buyer's sale or other disposition of such Security other than, in the case of clauses (ii) and (iii), customary restrictions set forth in the documents governing the Security. No third party holds any "right of first refusal", "right of first negotiation", "right of first offer", purchase option, or other similar rights of any kind, and no other impediment exists to any such transfer or exercise of rights or remedies.


                                Schedule 1(d)-1

6. Upon consummation of the purchase contemplated to occur in respect of such Security on the Purchase Date therefor, Seller will have validly and effectively conveyed to Buyer all legal and beneficial interest in and to such Security free and clear of any and all liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature (other than any security interest created in favor of Buyer pursuant to this Agreement).

7. The Security is a certificated security in registered form, or is in uncertificated form and held through the facilities of (a) The Depository Trust Corporation in New York, New York, or (b) such other clearing organization or book-entry system as is approved in writing by the Buyer.

8. With respect to any Security that is a certificated security, Seller has delivered to Buyer or its designee such certificated security, along with any and all certificates, assignments, bond powers executed in blank, necessary to transfer such certificated security under the issuing documents of such Security.

9. All information contained in the related Complete Submission (or as otherwise provided to Buyer) in respect of such Security is accurate and complete in all material respects.

10. As of the date of its issuance, such Security complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the issuance thereof including, without limitation, any registration requirements of the Securities Act of 1933, as amended.

11. Except as included in the Complete Submission, there is no document that by its terms modifies or affects the rights and obligations of the holder of such Security, the terms of the related pooling and servicing agreement or any other agreement relating to the Security, and, since issuance, there has been no material change or waiver to any term or provision of any such document, instrument or agreement.

12. No (i) monetary default, breach or violation exists with respect to any Governing Agreement or other document governing or pertaining to such Security,
(ii) material non-monetary default, breach or violation exists with respect to any such Governing Agreement or other document governing or pertaining to such Security, or (iii) event exists which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such documents or agreements.

13. No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for any transfer or assignment of such Security.

14. Except as disclosed in the Complete Submission, (i) no interest shortfalls have occurred and no realized losses have been applied to any Security, and (ii) the Seller is not aware of any circumstances that could have a material adverse effect on the Security.


                                Schedule 1(d)-2

15. There are no circumstances or conditions with respect to the Security, the Underlying Mortgaged Property or the related Mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard the Security as an unacceptable investment or adversely affect the value or marketability of the Security.

16. Seller has not received written notice of any outstanding liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind for which the holder of such Security is or may become obligated.

17. There is no material inaccuracy in any servicer report or trustee report delivered to it (and, in turn, delivered pursuant to the terms of this Agreement) in connection with such Security.

18. No servicer of the Security has made any advances, directly or indirectly, with respect to the Security or to any mortgage loan relating to such Security.

19. The Transactions under this Agreement constitute a sale of, or creates a valid, first priority security interest in favor of the Buyer, in the Securities.


                                Schedule 1(d)-3

                                                                   Schedule 1(e)

                         REPRESENTATIONS AND WARRANTIES

           RE: PURCHASED ASSETS CONSISTING OF MEZZANINE LOAN INTERESTS

            The Seller represents and warrants to the Buyer, with respect to the Mezzanine Loan Subsidiary Interests subject to a Transaction, that except as specifically disclosed to in writing and approved by Buyer in accordance with the Agreement, as of the Purchase Date for the purchase of Mezzanine Loan Subsidiary Interests subject to a Transaction by the Buyer from the Seller and as of the date of this Repurchase Agreement and at all times while the Program Agreements and any Transaction hereunder is in full force and effect, the representations set forth in this Schedule 1(e) shall be true and correct in all material respects. For purposes of this Schedule 1(e) and the representations and warranties set forth herein, a breach of a representation or warranty shall be deemed to have been cured with respect to the Mezzanine Loan Subsidiary Interests if and when the Seller has taken or caused to be taken action such that the event, circumstance or condition that gave rise to such breach no longer adversely affects such Mezzanine Loan Subsidiary Interests. With respect to those representations and warranties which are made to the best of the Seller's knowledge, if it is discovered by the Seller or the Buyer that the substance of such representation and warranty is inaccurate, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

            (a) Mezzanine Loan Subsidiary Interest. The Mezzanine Loan Subsidiary Interests constitute all the issued and outstanding limited liability company interests of all classes of Mezzanine Loan Subsidiary interests and are not certificated. The Seller shall not issue certificates representing the Mezzanine Loan Subsidiary Interest or issue additional limited liability company interest other than the Mezzanine Loan Subsidiary Interests;

            (b) Duly and Validly Issued. All of the shares of the Mezzanine Loan Subsidiary Interests have been duly and validly issued and, if capital stock of a corporation, are fully paid and nonassessable;

            (c) Securities. None of the Mezzanine Loan Subsidiary Interests (i) are dealt in or traded on securities exchanges or in securities markets, (ii) are by their terms expressly subject to Article 8 of the Uniform Commercial Code of any jurisdiction, (iii) constitute an investment company security or (iv) are held in a securities account (in each case within the meaning of Section 8-103(c) of the Uniform Commercial Code;

            (d) Beneficial Owners. The Seller is the sole record and beneficial owners of, and have title to, the Mezzanine Loan Subsidiary Interests, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created herein;


                                Schedule 1(e)-1

            (e) Consents. All consents of majority in interest of the members of the Mezzanine Loan Subsidiary to the grant of the security interests provided herein to the Seller and to the Transactions provided for herein have been obtained and are in full force and effect;

            (f) First Priority Lien. The Lien granted hereunder is a first priority Lien on the Mezzanine Loan Subsidiary Interests; and

            (g) No Waiver. The Seller has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Limited Liability Company Agreement.


                                Schedule 1(e)-2

                                   SCHEDULE 2
                           AUTHORIZED REPRESENTATIVES

SELLER NOTICES
                                                Address:
Name:

Telephone:
Facsimile:

SELLER AUTHORIZATIONS

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Seller under this Agreement:

         Name                        Title                    Signature
-----------------------   -------------------------   --------------------------



                                     A-I-1

MEZZANINE LOAN SUBSIDIARY NOTICES
                                                Address:
Name:

Telephone:
Facsimile:

MEZZANINE LOAN SUBSIDIARY AUTHORIZATIONS

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Seller under this Agreement:

         Name                        Title                    Signature
-----------------------   -------------------------   --------------------------



                                     A-I-1

BUYER NOTICES
                                                Address:
Name:

Telephone:
Facsimile:

BUYER AUTHORIZATIONS

Any of the persons whose signatures and titles appear below, including any other authorized officers, are authorized, acting singly, to act for Buyer under this
Agreement:

         Name                        Title                    Signature
-----------------------   -------------------------   --------------------------



                                     A-I-2

                                                                       EXHIBIT A

FORM OF TRANSACTION REQUEST

                                                                    ______, 2006

Column Financial Inc.
Eleven Madison Avenue
New York, NY 10010
Attention: Mr. Mason Sleeper
           Mr. Lawrence Goland

Re: Master Repurchase Agreement dated as of March 30, 2006, as amended, (the "Agreement") by and among Column Financial, Inc. (the "Buyer"), 111 Debt Acquisition LLC (the "Seller"), 111 Debt Acquisition Mezz LLC (the "Mezzanine Loan Subsidiary") and Newkirk Realty trust, Inc. (the "Guarantor").

Ladies and Gentlemen:

      Pursuant to Section 3 of the Agreement, the Seller hereby requests that the Buyer enter into a Transaction with the Buyer to purchase the Eligible Asset(s) listed on the Purchased Asset Schedule attached hereto as Annex 1 and as classified below in accordance with the Agreement:

                                                     ASSET CLASS
----------------------------------------------------------------------------------------------------------------------
                               Commercial      Junior          Mezzanine                      CRE CDO
                               Mortgage Loans  Interests       Loans         CMBS Security    Security      Total
----------------------------------------------------------------------------------------------------------------------
Commercial and Multifamily
Assets:
----------------------------------------------------------------------------------------------------------------------
Number of Purchased
Assets
----------------------------------------------------------------------------------------------------------------------
Original Unpaid
Principal Balance
----------------------------------------------------------------------------------------------------------------------
Current Unpaid
Principal Balance
----------------------------------------------------------------------------------------------------------------------
Anticipated Asset Value
----------------------------------------------------------------------------------------------------------------------
Purchase Price
Percentage of Asset Value
----------------------------------------------------------------------------------------------------------------------
Purchase Price
----------------------------------------------------------------------------------------------------------------------
Retail Property:
----------------------------------------------------------------------------------------------------------------------
Number of Purchased Assets
----------------------------------------------------------------------------------------------------------------------
Original Unpaid Principal
Balance
----------------------------------------------------------------------------------------------------------------------
Current Unpaid Principal
Balance
----------------------------------------------------------------------------------------------------------------------
Anticipated Asset Value
----------------------------------------------------------------------------------------------------------------------
Purchase Price Percentage of
Asset Value
----------------------------------------------------------------------------------------------------------------------
Purchase Price
----------------------------------------------------------------------------------------------------------------------

                                                      ASSET CLASS
----------------------------------------------------------------------------------------------------------------------
                               First           Junior          Mezzanine                      CRE CDO
                               Mortgage Loans  Interests       Loans         CMBS Security    Security      Total
----------------------------------------------------------------------------------------------------------------------
Office Building:
----------------------------------------------------------------------------------------------------------------------
Number of Purchased Assets
----------------------------------------------------------------------------------------------------------------------
Original Unpaid Principal
Balance
----------------------------------------------------------------------------------------------------------------------
Current Unpaid Principal
Balance
----------------------------------------------------------------------------------------------------------------------
Anticipated Asset Value
----------------------------------------------------------------------------------------------------------------------
Purchase Price Percentage of
Asset Value
----------------------------------------------------------------------------------------------------------------------
Purchase Price
----------------------------------------------------------------------------------------------------------------------
Hotel or Motel:
----------------------------------------------------------------------------------------------------------------------
Number of Purchased Assets
----------------------------------------------------------------------------------------------------------------------
Original Unpaid Principal
Balance
----------------------------------------------------------------------------------------------------------------------
Current Unpaid Principal
Balance
----------------------------------------------------------------------------------------------------------------------
Anticipated Asset Value
----------------------------------------------------------------------------------------------------------------------
Purchase Price Percentage of
Asset Value
----------------------------------------------------------------------------------------------------------------------
Purchase Price
----------------------------------------------------------------------------------------------------------------------

            Total Assets:                               _____________________
            Total Anticipated Asset Value:              _____________________
            Total Purchase Price:                       _____________________
            Purchase Date:                              _______________, 2006

In connection with this Transaction Request, the undersigned hereby certifies that: (i) each of the Transaction Conditions Precedent set forth in the Agreement has been satisfied as of the date hereof, or will be satisfied at least one Business Day prior to the proposed Purchase Date; and (ii) attached hereto is (x) the Summary Due Diligence Materials relating to each Eligible Asset described on Annex 2 hereto, and (y) with respect to each Eligible Asset, a Preliminary Date Tape containing the data fields set forth in Exhibit C to the Agreement.

      With respect to the representations and warranties of the Seller made pursuant to Section 13 of the Agreement and Schedule 1 thereto, the Seller hereby informs the Buyer of the exceptions to such representations and warranties, if any, set forth on Annex 3 hereto.

      All capitalized terms used but not defined herein shall have the meanings specified in the Agreement.

                                          111 DEBT ACQUISITION LLC

                                          By:
                                          Name:
                                          Title:

                                                            Annex I to Exhibit A

                           PURCHASED ASSET SCHEDULE(1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Original   Current
                                                    Principal  Principal
                                                    Amount     Amount                                                    Requested
                            Proposed                of         of         Anticipated  Purchase    Requested  Requested  Repurchase
Loan    Property  Name of   Purchase  Asset  Asset  Eligible   Eligible   Asset        Price       Purchase   Purchase   Date, if
Number  Name      Borrower  Date      Class  Type   Asset      Asset      Value        Percentage  Price      Date       any
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

----------
(1) Any Purchase Asset Schedule attached electronically to any Transaction Request or Purchase Confirmation shall be attached as a "pdf" file.

                                                                       EXHIBIT B

FORM OF PURCHASE CONFIRMATION

                                                                          [Date]

[________________]
Attention:

Re: Master Repurchase Agreement dated as of March 30, 2006, as amended, (the "Agreement") by and among Column Financial, Inc. (the "Buyer"), 111 Debt Acquisition LLC (the "Seller"), 111 Debt Acquisition Mezz LLC (the "Mezzanine Loan Subsidiary") and Newkirk Realty Trust, Inc. (the "Guarantor").

Ladies and Gentlemen:

      Column Financial, Inc. hereby confirms the sale by the Seller and the purchase by the Buyer, of the Eligible Asset(s) described on the Purchase Asset schedule attached hereto as Annex 1. This Purchase Confirmation is subject to the following terms and conditions:

                                                      ASSET CLASS
----------------------------------------------------------------------------------------------------------------------
                               Commercial      Junior          Mezzanine                      CRE CDO
                               Mortgage Loans  Interests       Loans         CMBS Security    Security      Total
----------------------------------------------------------------------------------------------------------------------
Commercial and Multifamily
Assets:
----------------------------------------------------------------------------------------------------------------------
Number of Purchased Assets
----------------------------------------------------------------------------------------------------------------------
Original Unpaid Principal
Balance
----------------------------------------------------------------------------------------------------------------------
Current Unpaid Principal
Balance
----------------------------------------------------------------------------------------------------------------------
Asset Value
----------------------------------------------------------------------------------------------------------------------
Purchase Price Percentage of
Asset Value
----------------------------------------------------------------------------------------------------------------------
Purchase Price
----------------------------------------------------------------------------------------------------------------------
Retail Property:
----------------------------------------------------------------------------------------------------------------------
Number of Purchased Assets
----------------------------------------------------------------------------------------------------------------------
Original Unpaid Principal
Balance
----------------------------------------------------------------------------------------------------------------------
Current Unpaid Principal
Balance
----------------------------------------------------------------------------------------------------------------------
Asset Value
----------------------------------------------------------------------------------------------------------------------
Purchase Price Percentage of
Asset Value
----------------------------------------------------------------------------------------------------------------------
Purchase Price
----------------------------------------------------------------------------------------------------------------------

                                                      ASSET CLASS
----------------------------------------------------------------------------------------------------------------------
                               First           Junior          Mezzanine                      CRE CDO
                               Mortgage Loans  Interests       Loans         CMBS Security    Security      Total
----------------------------------------------------------------------------------------------------------------------
Office Building:
----------------------------------------------------------------------------------------------------------------------
Number of Purchased Assets
----------------------------------------------------------------------------------------------------------------------
Original Unpaid Principal
Balance
----------------------------------------------------------------------------------------------------------------------
Current Unpaid Principal
Balance
----------------------------------------------------------------------------------------------------------------------
Asset Value
----------------------------------------------------------------------------------------------------------------------
Purchase Price Percentage of
Asset Value
----------------------------------------------------------------------------------------------------------------------
Purchase Price
----------------------------------------------------------------------------------------------------------------------
Hotel or Motel:
----------------------------------------------------------------------------------------------------------------------
Number of Purchased Assets
----------------------------------------------------------------------------------------------------------------------
Original Unpaid Principal
Balance
----------------------------------------------------------------------------------------------------------------------
Current Unpaid Principal
Balance
----------------------------------------------------------------------------------------------------------------------
Asset Value
----------------------------------------------------------------------------------------------------------------------
Purchase Price Percentage of
Asset Value
----------------------------------------------------------------------------------------------------------------------
Purchase Price
----------------------------------------------------------------------------------------------------------------------

            Total Assets:                       _____________________
            Total Asset Value:                  _____________________
            Total Purchase Price:               _____________________
            Purchase Date:                      _______________, 2006

      With respect to the representations and warranties of the Seller made pursuant to Section 13 of the Agreement and Schedule 1 thereto, the Buyer hereby acknowledges and consents to the exceptions to such representations and warranties, if any, set forth on Annex 2 hereto.

      All capitalized terms used herein but not otherwise defined shall have the meanings specified in the Agreement. The Agreement is incorporated by reference into this Purchase Confirmation, and is made a part hereof as if it were fully set forth herein and as evidenced hereby until all amounts due in connection with this Transaction are paid in full.

                                              Column Financial Inc.

                                              By:
                                                  ------------------------------
                                              Name:
                                              Title:

111 DEBT ACQUISITION LLC

By:
    ----------------------------
Name:
Title:

                                                                       EXHIBIT C
                            FORM OF CLOSING DATA TAPE

1.   Loan Number
2.   Project_Name
3.   Master Category
4.   Legal Entity
5.   SBU
6.   Deal
7.   Loan_Number
8.   Seller
9.   Property_Address
10.  City
11.  State
12.  Zip_Code
13.  Property_Type
14.  Year_Built
15.  #of Properties
16.  Year Renovated
17.  Occupancy
18.  Date_Occupancy
19.  Units/Pads/Rooms
20.  NRSF
21.  Appraisal Value
22.  Appraisal Date
23.  Cross Collateralized
24.  Cross_Defaulted
25.  Original_Balance
26.  Current_Balance (at cut-off)
27.  Current_Participated_Balance (at cut-off)
28.  Position in Capital Structure
29.  First Mortgage Balance Collateral
30.  Subordinate Balance Collateral
31.  Closed
32.  Funding_Date
33.  First_Pay_Date
34.  Rate
35.  Spread Index
36.  Monthly Debt Service
37.  Loan_Type
38.  Interest_Rate_Cap
39.  Additional Financing Indicator
40.  Remaining I/O Terms (months)
41.  Note Rate At Cut-off
42.  Interest Accrual Method Code

43.  Prepayment Terms Description
44.  First Rate Adjustment Date
45.  First Payment Adjustment Date
46.  Lifetime Rate Floor
47.  Periodic Rate Increase Limit
48.  Periodic Rate Decrease Limit
49.  Payment Frequency
50.  Negative Amortization Allowed (Y/N)
51.  Maturity Date At Cut-off
52.  Last Extended Maturity Date
53.  Exit Fee
54.  Ownership_Interest
55.  Ground Lease (Y/S/N)
56.  Cross-Collateralized Loan Grouping
57.  Lien_Position
58.  Loan Structure Code
59.  Senior Debt Amount at Cut-off
60.  Senior Debt Type Code
61.  Senior Debt Fully Extended Maturity Date
62.  Senior Debt Periodic P&I Payment at Cut-off
63.  Senior Debt Fixed or Floating
64.  Senior Debt Margin (if floating)
65.  Senior Debt Rate (if fixed)
66.  Subordinate Debt
67.  Junior Debt Amount at Cut-off
68.  Junior Debt Type Code
69.  Junior Debt Fully Extended Maturity Date
70.  Junior Debt Periodic P&I Payment at Cut-off
71.  Junior Debt Fixed or Floating
72.  Junior Debt Margin (if floating)
73.  Junior Debt Rate (if fixed)
74.  Loan_Purpose SPE
75.  Lockbox
76.  Escrows
77.  Actual_NOI
78.  Acutal NOT Period (eg t-12 ended 4-30-04 etc)
79.  UW_NOI
80.  UW date based on
81.  UW_Resv
82.  UW_NCF
83.  UW_NDSC
84.  Lockout Expiration Date
85.  OriginalTerm
86.  AmortTerm
87.  Rem_Term
88.  Rem_AmTerm

89.  CLTV (Combined LTV all debt)
90.  BLTV (Senior debt LTV)
91.  McCracken_Rate
92.  McCracken_PI
93.  Servicing_Fee
94.  Credit Score
95.  Remaining Funding Obligations
96.  Remaining Funding Obligations-Amount
97.  Recourse Loan
98.  Recourse to:
99.  Recourse Provider Net Worth
100. Sponsor (Current)
101. Sponsor Net Worth
102. Loan Revised//Amended YorN
103. Property or loan transferred YorN
104. Transfer Date(if applicable)

                                                                       EXHIBIT D

                        OFFICER'S COMPLIANCE CERTIFICATE

I, ___________________, do hereby certify that I am the [duly elected, qualified and authorized] [CFO/TREASURER/FINANCIAL OFFICER] of 111 Debt Acquisition LLC ("Seller"). This Certificate is delivered to you in connection with Section 17b of the Master Repurchase Agreement dated as of March 30, 2006, among Seller, 111 Debt Acquisition Mezz LLC ("Mezzanine Loan Subsidiary"), Newkirk Realty Trust, Inc. ("Limited Guarantor") and Column Financial Inc. (as amended from time to time, the "Agreement"), as the same may have been amended from time to time. I hereby certify that, as of the date of the financial statements attached hereto and as of the date hereof, Seller is and has been in compliance with all the terms of the Agreement and, without limiting the generality of the foregoing, I certify that:

            Adjusted Tangible Net Worth. Limited Guarantor has maintained an Adjusted Tangible Net Worth of at least $200 million. A detailed summary of the calculation of Limited Guarantor's actual Adjusted Tangible Net Worth is provided in Schedule 1 hereto.

            Indebtedness to Adjusted Tangible Net Worth Ratio. Limited Guarantor's ratio of Indebtedness to Adjusted Tangible Net Worth has not exceeded 5:1. A calculation of Limited Guarantor's actual Indebtedness to Adjust Tangible Net Worth is provided in Schedule 1 hereto.

            Maintenance of Profitability. Seller has not permitted, for any Test Period, net income for such Test Period, before income taxes for such Test Period and distributions made during such Test Period, to be less than $1.00.

            Insurance. Seller, Limited Guarantor, or their Affiliates, have maintained, for Seller and its Subsidiaries, insurance coverage with respect to employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud or an aggregate amount of at least $2,000,000.

            Financial Statements. The financial statements attached hereto are accurate and complete, accurately reflect the financial condition of Limited Guarantor, and do not omit any material fact as of the date(s) thereof.

            Documentation. Seller has performed the documentation procedures required by its operational guidelines with respect to endorsements and assignments, including the recordation of assignments, or has verified that such documentation procedures have been performed by a prior holder of such Mortgage Loan.

            Compliance. Seller has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Agreement and the other Program Agreements to be observed, performed and satisfied by it. [If a covenant or other agreement or condition has not been complied with, Seller shall describe such lack of compliance and provide the date of any related waiver thereof.]

            Regulatory Action. Seller is not currently under investigation or, to best of Seller's knowledge, no investigation by any federal, state or local government agency is threatened. Seller has not been the subject of any government investigation which has resulted in the voluntary or involuntary suspension of a license, a cease and desist order, or such other action as could adversely impact Seller's business. [If so, Seller shall describe the situation in reasonable detail and describe the action that Seller has taken or proposes to take in connection therewith.]

            No Default. No Default or Event of Default has occurred or is continuing. [If any Default or Event of Default has occurred and is continuing, Seller shall describe the same in reasonable detail and describe the action Seller has taken or proposes to take with respect thereto, and if such Default or Event of Default has been expressly waived by Buyer in writing, Seller shall describe the Default or Event of Default and provide the date of the related waiver.]

IN WITNESS WHEREOF, I have set my hand this _____ day of ________, ________.

                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

[Acknowledged and Agreed,]

Newkirk Realty Trust, Inc., as Limited Guarantor

                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                                                       EXHIBIT E

FORM OF CUSTODIAL DELIVERY LETTER

                                                                       EXHIBIT F

FORM OF OPINION OF SELLER'S AND GUARANTOR'S COUNSEL

                                                                 _________, ____

Column Financial Inc.
Eleven Madison Avenue
New York, New York 10010

Ladies and Gentlemen:

We have acted as counsel to 111 Debt Acquisition LLC ("Seller"), 111 Debt Acquisition Mezz LLC ("Mezzanine Loan Subsidiary") and Newkirk Realty Trust, Inc. ("Limited Guarantor") in connection with the sale and repurchase by Seller of certain assets (the "Eligible Assets") purchased from time to time (each such date, a "Purchase Date") by Column Financial Inc. ("Buyer") pursuant to a Master Repurchase Agreement, dated as of March 30, 2006, among Seller, Mezzanine Loan Subsidiary, Limited Guarantor and Buyer (the "Master Repurchase Agreement") and Limited Guarantor's guarantee of Seller's obligations under the Master Repurchase Agreement pursuant to the Limited Guaranty dated as of March 30, 2006 (the "Limited Guaranty"). Capitalized terms used but not defined herein shall have the meanings set forth in the Master Repurchase Agreement.

We have acted as counsel to Seller, Mezzanine Loan Subsidiary and Limited Guarantor in connection with the preparation, execution and delivery of, and the initial purchase of Eligible Assets made under, the Master Repurchase Agreement and the Limited Guaranty.

In connection with rendering this opinion, we have examined such documents as we have deemed necessary or advisable, including the following documents:

a. The Program Agreements;

b. The organizational documents of Seller, the Mezzanine Loan Subsidiary and the Limited Guarantor;

c. The certified Consents of the Officer of Seller, the Mezzanine Loan Subsidiary and the Limited Guarantor relating to the transactions provided for in the Program Agreements;

d. A copy of a UCC-1 financing statement describing the Repurchase Assets naming Seller as debtor and Buyer as secured party, which will be filed under the Uniform Commercial Code as in effect in the State of Delaware with the office of the Secretary of the State of Delaware (the "Filing Office") on or about March 30, 2006 , and a copy of a UCC-1 financing statement describing the Mezzanine Loans naming the Mezzanine Loan Subsidiary as debtor and Buyer as secured party, which will be filed under the Uniform Commercial Code as in effect in the State of Delaware with the office of the Secretary of the State of Delaware (the "Filing Office") on or about March 30, 2006 (the "Financing Statements");

e. The reports attached hereto as Exhibit A (the "Search Reports"), which set forth the results of an examination conducted by [Federal Research Corporation] of all currently indexed UCC-1 financing statements naming Seller or Mezzanine Loan Subsidiary as debtor that are on file in the Filing Office;

f. Good standing certificates, as of a recent date, for Seller, Mezzanine Loan Subsidiary and Limited Guarantor from each of the States listed on Schedule 1 attached hereto; and

g. The certificates, letters and opinions required to be furnished by Seller, Mezzanine Loan Subsidiary, Limited Guarantor and others in connection with the execution of the Program Agreements, and the additional certificates, letter and documents delivered by or on behalf of such parties concurrently herewith.

For purposes of the opinions expressed below, we have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

Based solely upon the foregoing, we are of the opinion that:

1. Seller is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to own its properties and transact the business in which it
is engaged. Seller is duly qualified as a foreign [[         ]] to transact
business in, and is in good standing under, the laws of each state in which a mortgaged property is located or is otherwise exempt under applicable law from such qualification. The principal place of business of Seller is located at
___________.

2. Mezzanine Loan Subsidiary is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to own its properties and transact the business in which it is engaged. Mezzanine Loan Subsidiary is duly qualified as
a foreign [[          ]] to transact business in, and is in good standing under, the laws of each state in which a mortgaged property is located or is otherwise exempt under applicable law from such qualification. The principal place of business of Mezzanine Loan Subsidiary is located at ___________.

3. Limited Guarantor is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland, and has the corporate power and authority to own its properties and transact the business in which it is engaged. Limited Guarantor is duly qualified as a foreign corporation to transact business in, and is in good standing under, the laws of each state in which a mortgaged property is located or is otherwise exempt under applicable law from such qualification. The principal place of business of Limited Guarantor is located at _______.

4. Each of the Seller and the Mezzanine Loan Subsidiary has the power to engage in the transactions contemplated by the Program Agreements, and has all requisite power, authority and legal right to execute and deliver the Program Agreements, to transfer and deliver the Repurchase Assets and to perform and observe the terms and conditions of the Program Agreements. Limited Guarantor has the power, authority and legal right to issue and deliver the Limited Guaranty and to perform and observe the terms and conditions thereof.

5. The Program Agreements have been duly and validly authorized, executed and delivered by each of Seller, Mezzanine Loan Subsidiary and Limited Guarantor, as applicable, and are valid, legal and binding agreements, enforceable against Seller, Mezzanine Loan Subsidiary and Limited Guarantor in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally, none of which will materially interfere with the realization of the benefits provided thereunder or with Buyer's ownership of the Purchased Assets.

6. No consent, approval, authorization or order of, or notice, filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance by any of Seller, Mezzanine Loan Subsidiary or Limited Guarantor of, or compliance by such entity with, the Program Agreements, or the transfer of the Repurchase Assets or the consummation of the transactions contemplated by the Program Agreements.

7. Neither the transfer or delivery of the Purchased Assets, nor the consummation of any other of the transactions contemplated in the Program Agreements, nor the fulfillment of the terms of the Program Agreements will result in a breach of or constitutes or will constitute a default under (a) the charter or by-laws of any of Seller, Mezzanine Loan Subsidiary or Limited Guarantor, or the terms of any material indenture or other agreement or instrument to which any of Seller, Mezzanine Loan Subsidiary or Limited Guarantor is a party or by which it is bound or to which it is subject, (b) any contractual or legal restriction contained in any indenture, mortgage, deed of trust, agreement, instrument or other similar document to which Seller or Mezzanine Loan Subsidiary is a party or by which it is bound or to which it is subject, or (c) any statute or order, rule, regulation, writ, injunction or decree of any court, governmental authority or regulatory body to which any of Seller, Mezzanine Loan Subsidiary or Limited Guarantor or any of its properties is subject or by which it is bound.

8. There are no actions, suits, proceedings or investigations pending or, to the best of our knowledge, threatened against any of Seller, Mezzanine Loan Subsidiary or Limited Guarantor that, in our judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of any of Seller, Mezzanine Loan Subsidiary or Limited Guarantor or in any material impairment of the right or ability of any of Seller, Mezzanine Loan Subsidiary or Limited Guarantor to carry on its business substantially as now conducted or in any material liability on the part of any of Seller, Mezzanine Loan Subsidiary or Limited Guarantor that would draw into question the validity of the Program Agreements, or of any action taken or to be taken in connection with the transactions contemplated thereby, or that would be likely to impair materially the ability of any of Seller, Mezzanine Loan Subsidiary or Limited Guarantor to perform under the terms of, the Program Agreements.

9. The conveyance of each Purchased Asset as and in the manner contemplated by the Program Agreements is sufficient fully to transfer to Buyer all right, title and interest of either of Seller or Limited Guarantor thereto as owner, noteholder and mortgagee, or in the alternative, a security interest therein.

10. The Repurchase Agreement is effective to create, in favor of the Buyer, a valid "security interest" as defined in Section 1-201(37) of the Uniform Commercial Code in all of (a) the right, title and interest of the Seller in, to and under the Repurchase Assets, and (b) the right, title and interest of the Mezzanine Loan Subsidiary in, to and under the Mezzanine Loans except that (i) such security interests will continue in Repurchase Assets after its sale, exchange or other disposition only to the extent provided in Section 9-315 of the Uniform Commercial Code, (ii) the security interests in Repurchase Assets in which the Seller acquires rights or the security interests in Mezzanine Loans in which the Mezzanine Loan Subsidiary acquires rights after the commencement of a case under the Bankruptcy Code in respect of the Seller or the Mezzanine Loan Subsidiary, as applicable, may be limited by Section 552 of the Bankruptcy Code.

11. When the Mortgage Notes are delivered to the Custodian, endorsed in blank by a duly authorized officer of Seller or the Mezzanine Loan Subsidiary, as applicable, the security interest referred to in Section 9 above in the Mortgage Notes will constitute a fully perfected first-priority security interest in all right, title and interest of Seller or Mezzanine Loan Subsidiary, as applicable, therein.

11. (a) Upon the filing of Financing Statements with the Filing Office, the security interests referred to in Section 9 above will constitute a fully perfected security interest under the Uniform Commercial Code in (a) all right, title and interest of Seller in, to and under such Repurchase Assets, and (b) all right, title and interest of Mezzanine Loan Subsidiary in, to and under the Mezzanine Loans, to the extent that a security interest therein can be perfected by filing under the Uniform Commercial Code.

      (b) The UCC Search Report sets forth the proper filing offices and the proper debtors necessary to identify those Persons who have on file in the jurisdictions listed on Schedule 1 financing statements covering the Repurchase Assets as of the dates and times specified on Schedule 2. The UCC Search Report identifies no Person who has filed in any Filing Office a financing statement describing the Repurchase Assets prior to the effective dates of the UCC Search Report.

12. Seller is not an "investment company", or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

13. The provisions of the Control Account Agreement are effective to cause the security interest of the Buyer in the Securities Account to be a fully perfected first-priority security interest therein.

                                                   Very truly yours,


                                                   -----------------------------

                                                                       EXHIBIT G

Certificate of an Officer of the Seller [or Limited Guarantor]

                  The undersigned, ____________ of [SELLER] [Limited Guarantor], a [STATE] [corporation] (the "[Seller] [Limited Guarantor]"), hereby certifies as follows:

            1. Attached hereto as Exhibit A is a copy of the Certificate of Incorporation of the [Seller] [Limited Guarantor], as certified by the Secretary of State of the State of [STATE].

            2. Neither any amendment to the Certificate of Incorporation of the [Seller] [Limited Guarantor] nor any other charter document with respect to the [Seller] [Limited Guarantor] has been filed, recorded or executed since _______ __, 200__, and no authorization for the filing, recording or execution of any such amendment or other charter document is outstanding.

            3. Attached hereto as Exhibit B is a true, correct and complete copy of the By-laws of the [Seller] [Limited Guarantor] as in effect as of the date hereof and at all times since ________, 200__.

            4. Attached hereto as Exhibit C is a true, correct and complete copy of resolutions adopted by the Board of Directors of the [Seller] [Limited Guarantor] by unanimous written consent on _________ __, 200_ (the "Resolutions"). The Resolutions have not been further amended, modified or rescinded and are in full force and effect in the form adopted, and they are the only resolutions adopted by the Board of Directors of the [Seller] [Limited Guarantor] or by any committee of or designated by such Board of Directors relating to the execution and delivery of, and performance of the transactions contemplated by the Master Repurchase Agreement dated as of [DATE] __, 2001 (the "Repurchase Agreement"), between the Seller, [the Limited Guarantor] and Column Financial Inc. (the "Buyer") and the Custodial Agreement dated as of [DATE] __, 2001, among the Seller, the Buyer and LaSalle Bank, National Association, as custodian (the "Custodian").

            5. The Repurchase Agreement and the [Custodial Agreement] [Guarantee] are substantially in the form approved by the Resolutions or pursuant to authority duly granted by the Resolutions.

            6. The undersigned, as a officers of the [Seller] [Limited Guarantor] or as attorney-in-fact, are authorized to and have signed manually the Repurchase Agreement, the [Custodial Agreement] [Guarantee] or any other document delivered in connection with the transactions contemplated thereby, were duly elected or appointed, were qualified and acting as such officer or attorney-in-fact at the respective times of the signing and delivery thereof, and were duly authorized to sign such document on behalf of the [Seller] [Limited Guarantor], and the signature of each such person appearing on any such document is the genuine signature of each such person.

                        Name                  Title                Signature
                        ----                  -----                ---------

      IN WITNESS WHEREOF, the undersigned has hereunto executed this Certificate as of the _____ day of __________________, 200_.

_________________________________________[Seller] [Limited Guarantor], as
[Seller] [Limited Guarantor]

By:
    ------------------------------
Name:
Title:

      Exhibit C to Officer's Certificate of the Seller or Limited Guarantor

CORPORATE RESOLUTIONS OF SELLER OR GUARANTOR

Action of the Board of Directors
Without a Meeting Pursuant to
Section ______ of ________

The undersigned, being the directors of 111 Debt Acquisition LLC a limited liability company (the "Seller"), do hereby consent to the taking of the following action without a meeting and do hereby adopt the following resolutions by written consent pursuant to Section ____________ of ______________ of the State of __________:

            WHEREAS, it is in the best interests of the Seller to transfer from time to time to Buyer Mortgage Loans against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Mortgage Loans at a date certain or on demand, against the transfer of funds by Seller pursuant to the terms of the Repurchase Agreement (as defined below).

            NOW, THEREFORE, be it

            RESOLVED, that the execution, delivery and performance by the Seller of the Master Repurchase Agreement (the "Repurchase Agreement") to be entered into by the Seller, 111 Debt Acquisition Mezz LLC, Newkirk Realty Trust Inc, and Column Financial Inc. as Buyer, substantially in the form of the draft dated March 30, 2006, attached hereto as Exhibit A, are hereby authorized and approved and that the [President] or any [Vice President] (collectively, the "Authorized Officers") of the Seller be and each of them hereby is authorized and directed to execute and deliver the Repurchase Agreement to the Buyer with such changes as the officer executing the same shall approve, his execution and delivery thereof to be conclusive evidence of such approval;

            RESOLVED, that the execution, delivery and performance by the Seller of the Custodial Agreement (the "Custodial Agreement") to be entered into by the Seller, the Buyer and LaSalle Bank, National Association, as custodian (the "Custodian") substantially in the form of the draft dated _________ __, 200_, attached hereto as Exhibit B, are hereby authorized and approved and that the Authorized Officers of the Seller be and each of them hereby is authorized and directed to execute and deliver the Custodial Agreement to the Buyer and Custodian with such changes as the officer executing the same shall approve, his execution and delivery thereof to be conclusive evidence of such approval;

            RESOLVED, that the Authorized Officers hereby are, and each hereby is, authorized to execute and deliver all such aforementioned agreements on behalf of the Seller and to do or cause to be done, in the name and on behalf of the Seller, any and all such acts and things, and to execute, deliver and file in the name and on behalf of the Seller, any and all such agreements, applications, certificates, instructions, receipts and other documents and instruments, as such Authorized Officer may deem necessary, advisable or appropriate in order to carry out the purposes of the foregoing resolutions.

            RESOLVED, that the proper officers, agents and counsel of the Seller are, and each of such officers, agents and counsel is, hereby authorized for and in the name and on behalf of the Seller to take all such further actions and to execute and deliver all such other agreements, instruments and documents, and to make all governmental filings, in the name and on behalf of the Seller and such officers are authorized to pay such fees, taxes and expenses, as advisable in order to fully carry out the intent and accomplish the purposes of the resolutions heretofore adopted hereby.

Dated as of:_________________ ___, 200_

                                                                       EXHIBIT H

FORM OF SERVICER NOTICE

[Date]

[________________], as Servicer
[ADDRESS]
Attention: ___________

            Re: Master Repurchase Agreement, dated as of March 30, 2006 (the "Repurchase Agreement"), by and between 111 Debt Acquisition LLC (the "Seller"), 111 Debt Acquisition Mezz LLC (the "Mezzanine Loan Subsidiary") and Column Financial Inc. (the "Buyer").

Ladies and Gentlemen:

[___________________] (the "Servicer") is servicing certain mortgage loans for Seller pursuant to that certain Servicing Agreement between the Servicer and Seller. Pursuant to the Repurchase Agreement between Buyer and Seller, the Servicer is hereby notified that Seller has pledged to Buyer certain mortgage loans which are serviced by Servicer which are subject to a security interest in favor of Buyer.

Upon receipt of a Notice of Event of Default from Buyer in which Buyer shall identify the mortgage loans which are then pledged to Buyer under the Repurchase Agreement (the "Mortgage Loans"), the Servicer shall segregate all amounts collected on account of such Mortgage Loans, hold them in trust for the sole and exclusive benefit of Buyer, and remit such collections in accordance with Buyer's written instructions. Following such Notice of Event of Default, Servicer shall follow the instructions of Buyer with respect to the Mortgage Loans, and shall deliver to Buyer any information with respect to the Mortgage Loans reasonably requested by Buyer.

Notwithstanding any contrary information which may be delivered to the Servicer by Seller, the Servicer may conclusively rely on any information or Notice of Event of Default delivered by Buyer, and Seller shall indemnify and hold the Servicer harmless for any and all claims asserted against it for any actions taken in good faith by the Servicer in connection with the delivery of such information or Notice of Event of Default.

Please acknowledge receipt of this instruction letter by signing in the signature block below and forwarding an executed copy to Buyer promptly upon receipt. Any notices to Buyer should be delivered to the following addresses:
Eleven Madison Avenue, New York, New York 10010; Attention: Legal Department; Telephone:; Facsimile:.

Very truly yours,

[____________________]

By:
    -----------------------------
Name:
Title:

ACKNOWLEDGED:

[__________________],
    as Servicer

    By:
        ------------------------
    Title:
    Telephone:
    Facsimile:

                                                                       EXHIBIT I

                               FORM OF ASSET FILE

      (i) With respect to each Purchased Asset constituting a Commercial Mortgage Loan:

            (A) the original Mortgage Note bearing all intervening endorsements into Seller, and further endorsed by Seller "Pay to the order of _________ without recourse or, except as provided in that certain Master Repurchase Agreement, dated as of March 30, 2006 between 111 Debt Acquisition LLC, 111 Debt Acquisition Mezz LLC, Newkirk Realty Trust, Inc. and Column Financial, Inc., warranty" and signed in the name of Seller by an authorized Person, or a lost note affidavit, together with an indemnity in a form reasonably approved by Buyer with a copy of the applicable Mortgage Note attached thereto;

            (B) the original or copy of any loan agreement, Guarantee or indemnity executed in connection with the Purchased Asset;

            (C) the original or a certified copy of the Mortgage with evidence of recording thereon, or a copy thereof together with an officer's certificate of Seller certifying that such copy represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located;

            (D) the originals or certified copies of all assumption, modification, consolidation or extension agreements with evidence of recording thereon, or copies thereof together with an officer's certificate of Seller certifying that such copies represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located;

            (E) the original Assignment of Mortgage in blank for each Purchased Asset, in form and substance suitable for recording and otherwise reasonably acceptable to Buyer and signed in the name of Seller;

            (F) the originals of all intervening assignments of mortgage into Parent with evidence of recording thereon, or copies thereof together with an officer's certificate of Seller certifying that such copies represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located;

            (G) if applicable, an Assignment of Mortgage relating to such Purchased Asset assigning the Mortgage for such Purchased Asset from Parent to Seller;

            (H) the original or a copy of the mortgagee title insurance policy or, if the original mortgagee title insurance policy has not been issued, the original or a copy of the irrevocable marked commitment to issue the same;

            (I) the original of any cash management agreement, security agreement, chattel mortgage or equivalent document executed in connection with the Purchased Asset, if any;

            (J) all other documents and instruments evidencing, guaranteeing, insuring or otherwise constituting or modifying or otherwise affecting such Purchased Asset, or otherwise executed or delivered in connection with, or otherwise relating to, such Purchased Asset, including all documents establishing or implementing any lockbox pursuant to which Seller is entitled to receive any payments from cash flow of the underlying real property;

            (K) the original assignment of leases and rents, if any, with evidence of recording thereon, or a copy thereof together with an officer's certificate of Seller certifying that such copy represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located;

            (L) the originals of all intervening assignments of assignments of leases and rents in blank for each Purchased Asset, in form and substance suitable for recording and otherwise reasonably acceptable to Buyer and signed in the name of Seller, or copies thereof together with an officer's certificate of Seller certifying that such copies represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located;

            (M) a copy of any UCC-1 financing statements filed in connection with such Purchased Asset, certified as true and correct by Seller, and all necessary UCC-3 continuation statements with evidence of filing thereon or copies thereof together with an officer's certificate of Seller certifying that such copies represent true and correct copies of the originals and that such originals have each been submitted for filing in the appropriate governmental recording office of the appropriate jurisdiction and UCC-3 assignments prepared by Seller in blank, which UCC assignments shall be in form and substance acceptable for filing;

            (N) the original environmental indemnity agreement, if any, executed in connection with the Purchased Assets;

            (O) all original letters of credit and originals or certified copies of any interest rate cap or swap agreements relating to such Purchased Asset;

            (P) the original omnibus assignment in blank, if any, for each Purchased Asset in form and substance reasonably acceptable to Buyer and sufficient to transfer to Buyer all of Seller's rights, title and interest in and to the Purchased Asset, signed in the name of Seller;

            (Q) UCC-1 financing statements prepared by Seller for the purpose of perfecting Seller's security interest in such Purchased Asset, which such UCC-1 financing statements shall be reasonably acceptable to Buyer and in form and substance acceptable for filing;

            (R) UCC-3 assignments prepared by Seller in favor of Buyer for the purpose of assigning Seller's security interest in such Purchased Asset to Buyer, which such UCC-3 assignments shall be reasonably acceptable to Buyer and in form and substance acceptable for filing;

            (S) UCC-1 financing statements prepared by Seller in favor of Buyer for the purpose of perfecting Buyer's security interest in such Purchased Asset, which such UCC-1 financing statements shall be reasonably acceptable to Buyer and in form and substance acceptable for filing;

            (T) in respect of any Purchased Asset which is a Hospitality Asset, any franchise or reservation system agreement and any franchise "comfort letter";

            (U) in respect of any Purchased Asset as to which the Mortgaged Property or underlying real property, as applicable, consists of a leasehold interest, the ground lease, memorandum of ground lease and ground lessor consent and/or estoppel; and

            (V) such other documents, agreements or instruments as shall be reasonably requested by Buyer.

      (ii)  With respect to each Purchased Asset constituting a Mezzanine Loan:

            (A) the original Mezzanine Note signed in connection with the Purchased Asset, bearing all intervening endorsements into Seller, and further endorsed by Seller "Pay to the order of __________ without recourse or, except as provided in that certain Master Repurchase Agreement, dated as of March 30, 2006 between 111 Debt Acquisition LLC, 111 Debt Acquisition Mezz LLC ,Newkirk Realty Trust, Inc. and Column Financial, Inc., warranty" and signed in the name of Seller by an authorized Person or a lost note affidavit together with an indemnity in a form reasonably approved by Buyer with a copy of the applicable Mezzanine Note attached thereto;

            (B) the original or a copy of any loan agreement and Guarantee or indemnity executed in connection with the Purchased Asset;

            (C) the original or a copy of any intercreditor or loan coordination agreement executed in connection with the Purchased Asset;

            (D) the original or a copy security agreement executed in connection with the Purchased Asset, pursuant to which the pledged ownership interests have been transferred to, or otherwise made subject to a first priority security interest in favor of Seller;

            (E) the original or a copy of all other documents and instruments evidencing, guaranteeing, insuring or otherwise constituting or modifying or otherwise affecting such Purchased Asset, or otherwise executed or delivered in connection with, or otherwise relating to, such Purchased Asset, including all documents establishing or implementing any lockbox pursuant to which Seller is entitled to receive any payments from cash flow of the underlying real property;

            (F) a copy of any UCC-1 financing statements filed in connection with such Purchased Asset, certified as true and correct by Seller, and all necessary UCC-3 continuation statements with evidence of filing thereon or copies thereof together with an officer's certificate of Seller certifying that such copies represent true and correct copies of the originals and that such originals have each been submitted for filing in the appropriate governmental recording office of the appropriate jurisdiction and UCC-3 assignments prepared by Seller in blank, which UCC assignments shall be in form and substance acceptable for filing;

            (G) the original certificates representing the pledged equity interests (if any);

            (H) original stock powers relating to each pledged equity interest, executed in blank, if an original stock certificate is provided;

            (I) the original environmental indemnity agreement, if any, executed in connection with the Purchased Assets;

            (J) all original letters of credit and originals or certified copies of any interest rate cap or swap agreements relating to such Purchased Asset;

            (K) the original omnibus assignment in blank, if any, for such Purchased Asset in form and substance reasonably acceptable to Buyer and sufficient to transfer to Buyer all of Seller's rights, title and interest in and to the Purchased Asset, signed in the name of Seller;

            (L) UCC-1 financing statements prepared by Seller for the purpose of perfecting Seller's security interest in such Purchased Asset, which such UCC-1 financing statements shall be reasonably acceptable to Buyer and in form and substance acceptable for filing;

            (M) UCC-3 assignments prepared by Seller in favor of Buyer for the purpose of assigning Seller's security interest in such Purchased Asset to Buyer, which such UCC-3 assignments shall be reasonably acceptable to Buyer and in form and substance acceptable for filing;

            (N) UCC-1 financing statements prepared by Seller in favor of Buyer for the purpose of perfecting Buyer's security interest in such Purchased Asset, which such UCC-1 financing statements shall be reasonably acceptable to Buyer and in form and substance acceptable for filing; and

            (O) such other documents, agreements or instruments as shall be reasonably requested by Buyer.

      (iii) With respect to each Purchased Asset constituting a Junior Interest:

            (A) the original certificates representing the Purchased Assets, if any, together with originals of all intervening assignments;

            (B) the original of any participation agreement, intercreditor agreement, paying agency, servicing agreement or similar agreement executed in connection with the Purchased Asset, together with the original of all intervening assignments;

            (C) the original assignment of Purchased Asset sufficient to transfer to Buyer all of Seller's rights, title and interest in and to the Purchased Asset;

            (D) all original letters of credit and originals or certified copies of any interest rate cap or swap agreements relating to such Purchased Asset;

            (E) UCC-1 financing statements prepared by Seller for the purpose of perfecting Seller's security interest in such Purchased Asset, which such UCC-1 financing statements shall be reasonably acceptable to Buyer and in form and substance acceptable for filing;

            (F) UCC-3 assignments prepared by Seller in favor of Buyer for the purpose of assigning Seller's security interest in such Purchased Asset to Buyer, which such UCC-3 assignments shall be reasonably acceptable to Buyer and in form and substance acceptable for filing;

            (G) UCC-1 financing statements prepared by Seller in favor of Buyer for the purpose of perfecting Buyer's security interest in such Purchased Asset, which such UCC-1 financing statements shall be reasonably acceptable to Buyer and in form and substance acceptable for filing; and

            (H) such other documents, agreements or instruments as shall be reasonably requested by Buyer.

From time to time, Seller shall forward to the Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a Purchased Asset approved in accordance with the terms of this Agreement, and upon receipt of any such other documents, the Custodian shall hold such other documents as Buyer shall request from time to time. With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to Seller in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, Seller shall deliver to Buyer a true copy thereof with an officer's certificate certifying that such copy is a true, correct and complete copy of the original, which has been transmitted for recordation. Seller shall deliver such original documents to the Custodian promptly when they are received. The Asset Files shall be maintained in accordance with the Custodial Agreement. Any Asset Files not required to be delivered to Buyer or its designee (including the Custodian) are and shall be held in trust by Seller or its designee for the benefit of Buyer as the owner thereof. Seller or its designee shall maintain a copy of the Asset File. The temporary possession of any documents required to be included in the Asset File by Seller under any provision hereof is at the will of Buyer for the sole purpose of servicing the related Purchased Asset, and such retention and possession by Seller or its designee is in a custodial capacity only. The books and records (including, without limitation, any computer records or tapes) of Seller and Servicer shall be marked appropriately to reflect clearly the sale of the related Purchased Asset to Buyer.

                                                                       EXHIBIT J

                              FORM OF TRUST RECEIPT

Column Financial, Inc.
Eleven Madison Avenue
New York, NY 10010
Attn: Mason Sleeper

Seller: [        ]
        [        ]
        [        ]

      Re: The Custodial Agreement, dated as of March 30, 2006, among Column Financial, Inc., as the Buyer and LaSalle Bank, National Association, as the Custodian.

Ladies and Gentlemen:

      The Custodian hereby certifies that the above named person is the Registered Holder of this Trust Receipt. Pursuant to the Custodial Agreement, the Registered Holder is entitled to possession of the Custodial Files evidenced by this Trust Receipt; provided, however, that in the event that the Registered Holder requests release of a Custodial File from the possession of the Custodian, the related Purchased Asset shall no longer be subject to or entitled to the benefits of the Custodial Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Custodial Agreement.

      In accordance with the provisions of [Section 3] of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Purchased Asset listed in the related Custodial Delivery Letter (other than any Purchased Asset specifically identified on the exception report attached hereto), it has reviewed the Custodial File and has determined that except as set forth in the attached exception report (i) all Purchased Asset Files set forth in [Section 2 (c)] of the Custodial Agreement as being required in connection with the specific Purchased Asset; (as list of which is attached hereto) are in its possession; and (ii) the documents in the Custodial File have been reviewed by it and appear regular on their face and relate to such Purchased Asset. The Custodian makes no representations as to: (i) the validity, legality, enforceability, recordability, genuineness or due authorization of any of the Purchased Asset Documents with respect to the Purchased Assets identified on the related Custodial Delivery Letter, or (ii) the collectability, insurability, effectiveness or suitability of any such Purchased Asset. The Custodian has not conducted an independent review of the Purchased Asset Files other than as specifically outlined in the Custodial Agreement.

      Any transfer of this Trust Receipt may be registered upon presentation of this Trust Receipt (a) by the Registered Holder duly endorsed by the Registered Holder hereof or his duly authorized attorney or (b) by the transferee hereof together with appropriate evidence of such transfer, at the office of the Custodian.

      The Custodial Files may be inspected by the Registered Holder hereof at the office of the Custodian during normal business hours.

      This Trust Receipt shall not be valid for any purpose unless duly executed below by manual signature.

                                              LASALLE BANK, NATIONAL
                                              ASSOCIATION, as Custodian

                                              By:
                                                  ------------------------------

                                                                       EXHIBIT K

                         FORM OF DISTRIBUTION WORKSHEET

1.  Trading Account
2.  Security Number
3.  Winthrop Loan #
4.  Asset Name
5.  Asset Type
6.  Start Date
7.  End Date
8.  Days of Interest Applied
9.  Pricing Rate
10. All-in Rate
11. Current Advanced Amount
12. Total Interest Due
13. Total Interest Received w/ Loan Payment

                                                                       EXHIBIT L

                            FORM OF SERVICING REPORT

1.  Loan Number
2.  Position
3.  Borrower Name
4.  UPB
5.  Late Charge Balance
6.  Next Payment Date
7.  Current DSCR March 31, 2005
8.  Identified Problems with Servicer's Inspections
9.  Tenant Occupying > 25% has vacated
10. Borrower, or affiliate, subject to Bankruptcy
11. If Yes to Bankruptcy, provide details
12. Maturity Date
13. Asset subject to Litigation
14. Interest Reserves Balance
15. Subject to Significant Covenant Violation
16. Material Defaults
17. Material Damage to Property
18. Borrower is 30 days or more Delinquent on Payment
19. Minimum Escrow Pmts/Balances have not been remitted or maintained
20. Criteria Requiring creation of springing Lockbox has occurred
21. Comments

                                    EXHIBIT M
                                   Competitors

                               Cap Lease Funding
                               Northstar
                               Arbor Financial
                               Lexington Property Trust
                               American Financial Realty Trust
                               iStar
                               Gramercy Capital

                                    EXHIBIT N

               [FORM OF MEZZANINE LOAN SUBSIDIARY ACKNOWLEDGMENT]

To: [Mezzanine Loan Subsidiary]
    [Address]

Dear Sirs:

            In accordance with the requirements of that certain Master Repurchase Agreement dated as of March 30, 2006 (as amended, supplemented and otherwise modified from time to time, the "Repurchase Agreement") (defined terms used herein as therein defined) among Column Financial, Inc. (the "Buyer"), 111 Debt Acquisition Mezz LLC ("Mezzanine Loan Subsidiary"), Newkirk Realty Trust, Inc. ("Guarantor") and 111 Debt Acquisition LLC (the "Seller"), you are hereby instructed, notwithstanding your and our understanding that the membership interest described below is not a security under the Uniform Commercial Code, as a precaution in the event that such interest was nevertheless held to be a security, to register the pledge of the following interests as follows:

            The entire membership interest owned by the undersigned in [Mezzanine Loan Subsidiary] (the "Issuer") by Seller, including, without limitation, all of the following property now owned or at any time hereafter acquired by Seller or in which Seller now has or at any time in the future may acquire any right, title or interest:

                  a. the membership interests of the Seller listed on Schedule 1 to the Repurchase Agreement, together with all additional partnership interests of, or other equity interests in, [Mezzanine Loan Subsidiary] and options, warrants, and other rights hereafter acquired by the Seller in respect of such membership interests or other equity interests or entitling the Seller to acquire any such membership interests or other equity interests (whether in connection with any capital increase, recapitalization, reclassification, or reorganization of [Mezzanine Loan Subsidiary] or otherwise) (all such partnership interests and other equity interests, and all such options, warrants and other rights being hereinafter collectively referred to as the "LLC Interests");

                  b. all certificates, instruments, or other writings
            representing or evidencing the LLC Interests, and all accounts and general intangibles arising out of, or in connection with, the LLC Interests;

                  c. any and all moneys or property due and to become due to the
            Seller now or in the future in respect of the LLC Interests, or to which the Seller may now or in the future be entitled to in their capacity as a member of the Issuer, whether by way of a dividend, distribution, return of capital, or otherwise;

                  d. all other claims which the Seller now has or may in the future acquire in its capacity as a shareholder of [Mezzanine Loan Subsidiary] against the Seller and its property;

                  e. all rights of the Seller under the Limited Liability
            Company Agreement (and all other agreements, if any, to which the Seller is a party from time to time which relate to their ownership of the LLC Interests), including, without limitation, all voting and consent rights of the Seller arising thereunder or otherwise in connection with the Seller's ownership of the LLC Interests; and

                  f. to the extent not otherwise included, all Proceeds of any or all of the foregoing.

            You are hereby further authorized and instructed to execute and deliver to the Buyer a Confirmation Statement and Instruction Agreement, substantially in the form of Exhibit A to this Agreement and, to the extent provided more fully therein, to comply with the instructions of the Buyer in respect of the LLC Interests without further consent of, or notice to, the undersigned.

                                           Very truly yours,

                                                Seller:

                                                [SELLER]

                                                By:
                                                    ----------------------------
                                                Name:
                                                Title:

                                  EXHIBIT A TO
                FORM OF MEZZANINE LOAN SUBSIDIARY ACKNOWLEDGMENT

           [Form of Confirmation Statement and Instruction Agreement]

                                                                   [insert date]

To: COLUMN FINANCIAL, INC.

Pursuant to the requirements of that certain Master Repurchase Agreement dated as of March 30, 2006 (as amended, supplemented and otherwise modified from time to time, the "Repurchase Agreement") among Column Financial, Inc. (the "Buyer") and [Seller], (the "Seller") (defined terms used herein as therein defined), this Confirmation Statement and Instruction Agreement relates to those membership interests (the "LLC Interests") issued by [Mezzanine Loan Subsidiary], a Delaware limited liability company (the "Issuer").

The LLC Interests are not (i) "investment company securities" (within the meaning of Section 8-103 of the Uniform Commercial Code) or (ii) dealt in or traded on securities exchanges or in securities markets. None of the terms of any LLC Interests provides that it is a "security" (within the meaning of Sections 8-102(a)(15) and 8-103 of the Uniform Commercial Code).

Nevertheless, in the event that the LLC Interests should be determined to be "securities" (within the meaning of Sections 8-102(a)(15) and 8-103 of the Uniform Commercial Code), for purposes of perfecting the security interest of the Buyer therein, the Issuer agrees as follows:

On the date hereof, the registered owner of 100% of the Issuer is: the Seller.

The registered pledgee of the LLC Interests is:

                             COLUMN FINANCIAL, INC.
                    Taxpayer I.D. Number: [________________]

There are no liens of the Issuer on the LLC Interests or any adverse claims thereto for which the Issuer has a duty under Section 8-403 of the Uniform Commercial Code. The Issuer has by book-entry registered the LLC Interests in the name of the registered pledgee on or before March 30, 2006. No other pledge is currently registered on the books and records of the Issuer with respect to the LLC Interests.

The Issuer agrees to: (i) comply with the instructions of the Buyer, without any further consent from the Pledgor or any other Person, in respect of the LLC Interests; and (ii) disregard any request made by the Pledgor or any other Person which contravenes the instructions of the Buyer with respect to the LLC Interests.


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

                                    EXHIBIT O

                             SECTION 11 CERTIFICATE

                          FORM OF SECTION 7 CERTIFICATE

            Reference is hereby made to the Repurchase Agreement dated as of ____________________ (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"), among 111 Debt Acquisition LLC (the "Seller"), 111 Debt Acquisition Mezz LLC, Newkirk Realty Trust, Inc. and Column Financial Inc. (the "Buyer"). Pursuant to the provisions of Section 7 of the Agreement, the undersigned hereby certifies that:

            1. It is a ___ natural individual person, ____ treated as a corporation for U.S. federal income tax purposes, ____ disregarded for federal income tax purposes (in which case a copy of this Section 7 Certificate is attached in respect of its sole beneficial owner), or ____ treated as a partnership for U.S. federal income tax purposes (one must be checked).

            2. It is the beneficial owner of amounts received pursuant to the Agreement.

            3. It is not a bank, as such term is used in section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), or the Agreement is not, with respect to the undersigned, a loan agreement entered into in the ordinary course of its trade or business, within the meaning of such section.

            4. It is not a 10-percent shareholder of the Seller within the meaning of section 871(h)(3) or 881(c)(3)(B) of the Code.

            5. It is not a controlled foreign corporation that is related to the Seller within the meaning of section 881(c)(3)(C) of the Code.

            6. Amounts paid to it under the Repurchase Documents are not effectively connected with its conduct of a trade or business in the United States.

[NAME OF UNDERSIGNED]

By: ________________________

Title:______________________

        Date: ______________, ______


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